ACTION PERFORMANCE COMPANIES, INC.

                                       and

                            FIRST UNION NATIONAL BANK
                                   as Trustee




                                    INDENTURE

                           Dated as of March 24, 1998



                                  $100,000,000

                 4 3/4% Convertible Subordinated Notes due 2005

                 Certain Sections of this Indenture relating to
                      Sections 310 through 318 of the Trust
                             Indenture Act of 1939:

Section 310       (a)(l).......................................  609
                  (a)(2).......................................  609
                  (a)(3).......................................  Not Applicable
                  (a)(4).......................................  Not Applicable
                  (a)(5).......................................  609
                  (b)..........................................  608
Section 311       (a)..........................................  613
                  (b)..........................................  613
Section 312       (a)..........................................  701
                  (a)..........................................  702(a)
                  (b)..........................................  702(b)
                  (c)..........................................  702(c)
Section 313       (a)..........................................  703(a)
                  (b)..........................................  703(a)
                  (c)..........................................  703(a)
                  (d)..........................................  703(b)
Section 314       (a)..........................................  704
                  (a)(4).......................................  1004
                  (b)..........................................  Not Applicable
                  (c)(1).......................................  102
                  (c)(2) ......................................  102
                  (c)(3).......................................  Not Applicable
                  (d)..........................................  Not Applicable
                  (e)..........................................  102
Section 315       (a)..........................................  601
                  (b)..........................................  602
                  (c)..........................................  601
                  (d)..........................................  601
                  (e)..........................................  514
Section 316       (a)(l)(A) ...................................  502
                  (a)(1)(A)....................................  512
                  (a)(l)(B)....................................  513
                  (a)(2) ......................................  Not Applicable
                  (b) .........................................  508
                  (c) .........................................  104(c)

   Note: This reconciliation and tie shall not, for any purpose, be deemed to be a part of the Indenture

Section 317       (a)(l).......................................  503
                  (a)(2).......................................  504
                  (b)..........................................  1003
Section 318       (a)..........................................  107














   Note: This reconciliation and tie shall not, for any purpose, be deemed to be a part of the Indenture

                               TABLE OF CONTENTS*

Recitals of the Company................................................................ERROR! BOOKMARK NOT DEFINED.


ARTICLE ONE.......................................................................................................2

   Definitions and Other Provisions of General Application........................................................2

   SECTION 101.  Definitions......................................................................................2
         Act......................................................................................................2
         Affiliate................................................................................................2
         Authenticating Agent.....................................................................................2
         Beneficial Owner.........................................................................................3
         Board of Directors.......................................................................................3
         Board Resolution.........................................................................................3
         Business Day.............................................................................................3
         Cedel....................................................................................................3
         Change in Control........................................................................................3
         Closing Date.............................................................................................3
         Commission...............................................................................................3
         Common Stock.............................................................................................3
         Company..................................................................................................4
         Company Request..........................................................................................4
         Company Order............................................................................................4
         Corporate Trust Office...................................................................................4
         Corporation..............................................................................................4
         Current Market Price.....................................................................................4
         DTC......................................................................................................4
         Defaulted Interest.......................................................................................4
         Definitive Note..........................................................................................4
         Definitive Notes.........................................................................................4
         Depositary...............................................................................................4
         Designated Senior Indebtedness...........................................................................4
         Euroclear................................................................................................5
         Event of Default.........................................................................................5
         Exchange Act.............................................................................................5
         Global Note..............................................................................................5
         Global Notes.............................................................................................5
         Holder...................................................................................................5
         Indenture................................................................................................5
         Initial Purchasers.......................................................................................5
         Interest Payment Date....................................................................................5
         Maturity.................................................................................................5
         Notes Custodian..........................................................................................8
         Note Register............................................................................................8
         Note Registrar...........................................................................................8
         Officers' Certificate....................................................................................5

            *Note: This table of contents shall not, for any purpose,
                    be deemed to be a part of the Indenture

         144A Global Notes........................................................................................5
         Opinion of Counsel.......................................................................................6
         Outstanding..............................................................................................6
         Paying Agent.............................................................................................6
         Person...................................................................................................6
         Predecessor Note.........................................................................................6
         Purchase Agreement.......................................................................................7
         Record Date..............................................................................................7
         Redemption Date..........................................................................................7
         Redemption Price.........................................................................................7
         Registration Rights Agreement............................................................................7
         Regular Record Date......................................................................................7
         Regulation S.............................................................................................7
         Regulation S Global Note.................................................................................7
         Repurchase Date..........................................................................................7
         Repurchase Event.........................................................................................7
         Repurchase Price.........................................................................................7
         Resale Restriction Termination Date......................................................................7
         Responsible Officer......................................................................................8
         Senior Indebtedness......................................................................................8
         Shelf Registration Statement.............................................................................8
         Special Record Date......................................................................................8
         Stated Maturity..........................................................................................8
         Subsidiary...............................................................................................9
         Termination of Trading...................................................................................9
         Transfer Restricted Securities...........................................................................9
         Trust Indenture Act......................................................................................9
         Trustee..................................................................................................9
         Vice President...........................................................................................9

     SECTION 102.  Compliance Certificates and Opinions...........................................................9
     SECTION 103.  Form of Documents Delivered to Trustee........................................................10
     SECTION 104.  Acts of Holders; Record Dates.................................................................11
     SECTION 105.  Notices, Etc., to Trustee and Company.........................................................12
     SECTION 106.  Notice to Holders; Waiver.....................................................................12
     SECTION 108.  Effect of Headings and Table of Contents......................................................13
     SECTION 109.  Successors and Assigns........................................................................13
     SECTION 110.  Separability Clause...........................................................................13
     SECTION 111.  Benefits of Indenture.........................................................................13
     SECTION 112.  Governing Law.................................................................................13
     SECTION 113.  Legal Holidays................................................................................13
     SECTION 114.  No Security Created...........................................................................14
     SECTION 115.  Limitation on Individual Liability............................................................14


ARTICLE TWO......................................................................................................14

Security Forms...................................................................................................14

     SECTION 201.  Forms Generally...............................................................................14
     SECTION 202.  Form of Face of Note..........................................................................16

            *Note: This table of contents shall not, for any purpose,
                    be deemed to be a part of the Indenture

     SECTION 203.  Form of Reverse of Global Notes and Definitive Notes..........................................22
     SECTION 204.  Form of Trustee's Certificate of Authentication...............................................32


ARTICLE THREE....................................................................................................33

The Securities...................................................................................................33

     SECTION 301.  Title and Terms...............................................................................33
     SECTION 302.  Denominations.................................................................................34
     SECTION 303.  Execution.  Authentication, Delivery and Dating...............................................34
     SECTION 304.  Temporary Notes...............................................................................35
     SECTION 305.  Registration; Registration of Transfer and Exchange...........................................35
     SECTION 306.  Mutilated, Destroyed, Lost and Stolen Notes...................................................44
     SECTION 307.  Payment of Interest; Interest Rights Preserved................................................45
     SECTION 308.  Persons Deemed Owners.........................................................................46
     SECTION 309.  Cancellation..................................................................................46
     SECTION 310.  Computation of Interest.......................................................................47


ARTICLE FOUR.....................................................................................................48

Satisfaction and Discharge.......................................................................................48

     SECTION 401.  Satisfaction and Discharge of Indenture.......................................................48
     SECTION 402.  Application of Trust Money....................................................................49


ARTICLE FIVE.....................................................................................................49

Remedies.........................................................................................................49

     SECTION 501.  Events of Default.............................................................................49
     SECTION 502.  Acceleration of Maturity; and Annulment.......................................................51
     SECTION 503.  Collection of Indebtedness and Suits for Enforcement by Trustee...............................53
     SECTION 504.  Trustee May File Proofs of Claim..............................................................53
     SECTION 505.  Trustee May Enforce Claims Without Possession of Notes........................................54
     SECTION 506.  Application of Money Collected................................................................54
     SECTION 507.  Limitation on Suits...........................................................................55
     SECTION 508.  Unconditional Right of Holders to Receive Principal, Premium, Interest and
                   Liquidated Damages and to Convert.............................................................55
     SECTION 509.  Restoration of Rights and Remedies............................................................55
     SECTION 510.  Rights and Remedies Cumulative................................................................56
     SECTION 511.  Delay or Omission Not Waiver..................................................................56
     SECTION 512.  Control by Holders............................................................................56
     SECTION 513.  Waiver of Past Defaults.......................................................................57
     SECTION 514.  Undertaking for Costs.........................................................................57


ARTICLE SIX......................................................................................................57

The Trustee......................................................................................................57

            *Note: This table of contents shall not, for any purpose,
                    be deemed to be a part of the Indenture

     SECTION 601.  Certain Duties and Responsibilities...........................................................58
     SECTION 602.  Notice of Defaults............................................................................58
     SECTION 603.  Certain Rights of Trustee.....................................................................59
     SECTION 604.  Not Responsible for Recitals or Issuance of Notes.............................................60
     SECTION 605.  May Hold Notes................................................................................60
     SECTION 606.  Money Held in Trust...........................................................................60
     SECTION 607.  Compensation and Reimbursement................................................................60
     SECTION 608.  Disqualification; Conflicting Interests.......................................................61
     SECTION 609.  Corporate Trustee Required; Eligibility.......................................................62
     SECTION 610.  Resignation and Removal; Appointment of Successor.............................................62
     SECTION 611.  Acceptance of Appointment by Successor........................................................63
     SECTION 612.  Merger, Conversion, Consolidation or Succession to Business...................................63
     SECTION 613.  Preferential Collection of Claims Against Company.............................................64
     SECTION 614.  Appointment of Authenticating Agent...........................................................64


ARTICLE SEVEN....................................................................................................67

Holders' Lists and Reports by Trustee and Company................................................................67

     SECTION 701.  Company to Furnish Trustee Names and Addresses of Holders.....................................67
     SECTION 702.  Preservation of Information: Communication to Holders.........................................67
     SECTION 703.  Reports by Trustee............................................................................67
     SECTION 704.  Reports by Company............................................................................68
     SECTION 705.  Rule 144A Information Requirement.............................................................68


ARTICLE EIGHT....................................................................................................68

Consolidation, Merger, Conveyance, Transfer or Lease.............................................................68

     SECTION 801.  Company May Consolidate, Etc., Only on Certain Terms..........................................68
     SECTION 802.  Successor Substituted.........................................................................69


ARTICLE NINE.....................................................................................................69

Supplemental Indentures..........................................................................................69

     SECTION 901.  Supplemental Indentures Without Consent of Holders............................................69
     SECTION 902.  Supplemental Indentures with Consent of Holders...............................................70
     SECTION 903.  Execution of Supplemental Indentures..........................................................71
     SECTION 904.  Effect of Supplemental Indentures.............................................................71
     SECTION 905.  Conformity with Trust Indenture Act...........................................................71
     SECTION 906.  Reference in Securities to Supplemental Indentures............................................71
     SECTION 907.  Notice of Supplemental Indenture..............................................................71


ARTICLE TEN......................................................................................................72

Covenants........................................................................................................72

            *Note: This table of contents shall not, for any purpose,
                    be deemed to be a part of the Indenture

     SECTION 1001.  Payment of Principal.  Premium and Interest..................................................72
     SECTION 1002.  Maintenance of Office or Agency..............................................................72
     SECTION 1003.  Money for Note Payments to Be Held in Trust..................................................72
     SECTION 1004.  Statement by Officers as to Default..........................................................74
     SECTION 1005.  Existence....................................................................................74
     SECTION 1006.  Waiver of Certain Covenants..................................................................74


ARTICLE ELEVEN...................................................................................................74

Redemption of Notes..............................................................................................74

     SECTION 1101.  Right of Redemption..........................................................................74
     SECTION 1102.  Applicability of Article.....................................................................74
     SECTION 1103.  Election to Redeem; Notice Trustee...........................................................74
     SECTION 1104.  Selection by Trustee of Notes to be Redeemed.................................................75
     SECTION 1105.  Notice of Redemption.........................................................................75
     SECTION 1106.  Deposit of Redemption Price..................................................................76
     SECTION 1107.  Notes Payable on Redemption Date.............................................................76
     SECTION 1108.  Notes Redeemed in Part.......................................................................77


ARTICLE TWELVE...................................................................................................77

Subordination of Notes...........................................................................................77

     SECTION 1201.  Notes Subordinated to Senior Indebtedness....................................................77
     SECTION 1202.  Payment Over of Proceeds Upon Dissolution.  Etc..............................................77
     SECTION 1203.  Prior Payment to Senior Indebtedness upon Acceleration of Securities.........................78
     SECTION 1204.  Payment When Designated Senior Indebtedness in Default.......................................79
     SECTION 1205.  Payment Permitted If No Default..............................................................80
     SECTION 1206.  Subrogation to Rights of Holders of Senior Indebtedness......................................81
     SECTION 1207.  Provisions Solely to Define Relative Rights..................................................81
     SECTION 1208.  Trustee to Effectuate Subordination..........................................................81
     SECTION 1209.  No Waiver of Subordination Provisions........................................................81
     SECTION 1210.  Notice to Trustee............................................................................82
     SECTION 1211.  Reliance on Judicial Order or Certificate of Liquidating Agent...............................83
     SECTION 1212.  Trustee Not Fiduciary for Holders of Senior Indebtedness.....................................83
     SECTION 1213.  Rights of Trustee as Holder of Senior Indebtedness: Preservation of Trustee's Rights.........83
     SECTION 1214.  Article Applicable to Paying Agents..........................................................84
     SECTION 1215.  Certain Conversions Deemed Payment...........................................................84
     SECTION 1216.  No Suspension of Remedies....................................................................84


ARTICLE THIRTEEN.................................................................................................84

Conversion of Securities.........................................................................................84

     SECTION 1301.  Conversion Privilege and Conversion Price....................................................84
     SECTION 1302.  Exercise of Conversion Privilege.............................................................85
     SECTION 1303.  Fractions of Shares..........................................................................86
     SECTION 1304.  Adjustment of Conversion Price...............................................................86

            *Note: This table of contents shall not, for any purpose,
                    be deemed to be a part of the Indenture

     SECTION 1305.  Notice of Adjustments of Conversion Price....................................................93
     SECTION 1306.  Notice of Certain Corporate Action...........................................................93
     SECTION 1307.  Company to Reserve Common Stock..............................................................95
     SECTION 1308.  Taxes on Conversions.........................................................................95
     SECTION 1309.  Covenant as to Common Stock..................................................................95
     SECTION 1310.  Cancellation of Converted Securities.........................................................95
     SECTION 1311.  Provisions of Consolidation.  Merger or Sale of Assets.......................................95
     SECTION 1312.  Trustee's Disclaimer.........................................................................96


ARTICLE FOURTEEN.................................................................................................96

Right to Require Repurchase......................................................................................96

     SECTION 1401.  Right to Require Repurchase..................................................................97
     SECTION 1402.  Notice: Method of Exercising Repurchase Right................................................97
     SECTION 1403.  Deposit of Repurchase Price..................................................................98
     SECTION 1404.  Notes Not Repurchased on Repurchase Date.....................................................98
     SECTION 1405.  Notes Repurchased in Part....................................................................98
     SECTION 1406.  Certain Definitions..........................................................................98

            *Note: This table of contents shall not, for any purpose,
                    be deemed to be a part of the Indenture

     INDENTURE, dated as of March 24, 1998 between Action Performance Companies, Inc., an Arizona corporation (herein called the "Company"), having its principal executive offices at 4707 East Baseline Road, Phoenix, Arizona 85040 and First Union National Bank, a national banking association, as Trustee (herein called the "Trustee").

                             RECITALS OF THE COMPANY

     The Company has duly authorized the creation of an issue of its 4 3/4% Convertible Subordinated Notes due 2005 (herein called the "Notes") of substantially the tenor and amount hereinafter set forth, and to provide therefor the Company has duly authorized the execution and delivery of this Indenture.

      All things necessary to make the Notes, when executed by the Company and authenticated and delivered hereunder and duly issued by the Company, the valid obligations of the Company, and to make this Indenture a valid agreement of the Company, in accordance with their and its terms, have been done.

     NOW, THEREFORE, THIS INDENTURE WITNESSETH:

     For and in consideration of the premises and the purchase of the Notes by the Holders thereof, it is mutually agreed, for the equal and proportionate benefit of all Holders of the Notes, as follows:

                                   ARTICLE ONE

             Definitions and Other Provisions of General Application

SECTION 101.  Definitions.

     For all purposes of this Indenture, except as otherwise expressly provided or unless the context otherwise requires:

     (1) the terms defined in this Article have the meanings assigned to them in this Article and include the plural as well as the singular;

     (2) all other terms used herein which are defined in the Trust Indenture Act, either directly or by reference therein, have the meanings assigned to them therein;

     (3) all accounting terms not otherwise defined herein have the meanings assigned to them in accordance with generally accepted accounting principles, and, except as otherwise herein expressly provided, the term "generally accepted accounting principles" with respect to any computation required and permitted hereunder shall mean such accounting principles as are generally accepted and accepted and adopted by the Company at the date of this Indenture; and

     (4) the words "herein," "hereof" and "hereunder" and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section or other subdivision.

     Certain terms used in Articles Twelve, Thirteen and Fourteen are defined in such Articles.

     "Act," when used with respect to any Holder,  has the meaning  specified in
Section 104.

     "Affiliate" of any specified Person means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For the purposes of this definition, "control" when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

     "Authenticating Agent" means any Person authorized by the Trustee pursuant to Section 614 to act on behalf of the Trustee to authenticate Notes.

     "Beneficial Owner" means any "beneficial owner" as determined in accordance with Rule 13d-3, promulgated by the Commission under the Exchange Act.

     "Board of Directors" means either the board of directors of the Company or any duly authorized committee of that board.

     "Board Resolution" means a copy of a resolution certified by the Secretary or an Assistant Secretary of the Company to have been duly adopted by the Board of Directors and to be in full force and effect on the date of such certification and delivered to the Trustee.

     "Business Day" means each Monday, Tuesday, Wednesday, Thursday and Friday which is not a day on which banking institutions in New York, New York or the city in which the Corporate Trust Office is located are authorized or obligated to close by law or executive order.

     "Cedel" means Cedel Bank societe anonyme.

     "Change in Control" has the meaning specified in Section 1406.

     "Closing Date" means March 24, 1998.

     "Commission" means the Securities and Exchange Commission as from time to time constituted, created under the Exchange Act, or, if at any time after the execution of this instrument such Commission is not existing and performing the duties now assigned to it under the Trust Indenture Act, then the body performing such duties at such time.

     "Common Stock" includes any stock of any class of the Company which has no preference in respect of dividends or of amounts payable in the event of any voluntary or involuntary liquidation, dissolution or winding-up of the Company and which is not subject to redemption by the Company. However, subject to the provisions of Section 1311, shares issuable on conversion of Notes shall include only shares of the class designated as Common Stock of the Company at the date of this Indenture or shares of any class or classes resulting from any reclassification or reclassifications thereof and which have no preference in respect of dividends or of amounts payable in the event of any voluntary or involuntary liquidation, dissolution or winding-up of the Company and which are not subject to redemption by the Company; provided, that if at any time there shall be more than one such resulting class, the shares of each such class then so issuable shall be substantially in the proportion which the total number of shares of such class resulting from all such reclassifications bears to the total number of shares of all such classes resulting from all such reclassifications.

     "Company" means the Person named as the "Company" in the first paragraph of this instrument until a successor Person shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Company" shall mean such successor Person.

     "Company Request" or "Company Order" means a written request or order signed in the name of the Company by its Chairman of the Board, its President or a Vice President, and by its Treasurer, an Assistant Treasurer, its Secretary or an Assistant Secretary, and delivered to the Trustee.

     "Corporate Trust Office" means the office of the Trustee at which at any particular time its corporate trust business shall principally be administered, which office at the date as of which this Indenture is dated, is located at Suite 1100, First Union Plaza, 999 Peachtree St., N.E., Atlanta, Georgia, 30309, Attention: Corporate Trust Administration.

     "Corporation"  means  a  corporation,   association,  company,  joint-stock
company or business trust.

     "Current Market Price" has the meaning specified in Section 1304.

     "DTC" has the meaning specified in Section 305.

     "Defaulted Interest" has the meaning specified in Section 307.

     "Definitive Note" or "Definitive Notes" means a Note or Notes that are in the form of the Note set forth in Sections 202 and 203 hereof, containing the legend specified for a Definitive Note and not including the additional language referred to in footnote 1 or the additional schedule referred to in footnote 2.

     "Depositary" has the meaning specified in Section 305.

     "Designated Senior Indebtedness" means the principal of, premium if any, and interest, fees, indemnification amounts, reimbursements, damages and other liabilities payable under the documentation governing indebtedness (a) under any debt facility with banks or other lenders that provides for revolving credit loans, term loans, receivables financing (including through the sale of receivables) or letters of credit to the Company or any of its subsidiaries, and
(b) any other Senior Indebtedness the principal amount of which is $5.0 million or more and that has been designated by the Company as "Designated Senior Indebtedness."

     "Euroclear" means Morgan Guaranty Trust Company of New York, Brussels office, as operator of the Euroclear System.

     "Event of Default" has the meaning specified in Section 501.

     "Exchange Act" means the Securities Exchange Act of 1934, as amended.

     "Global Note" or "Global Notes" means a Note or Notes in the form of the Note set forth in Sections 202, 203 and 204 hereof containing the legend specified for a Global Note, the additional language referred to in footnote 1 and the additional schedule referred to in footnote 2.

     "Holder" means a Person in whose name a Note is registered in the Note Register.

     "Indenture" means this instrument as originally executed or as it may from time to time be supplemented or amended by one or more indentures supplemental hereto entered into pursuant to the applicable provisions hereof, including, for all purposes of this instrument and any such supplemental indenture, the provisions of the Trust Indenture Act that are deemed to be a part of and govern this instrument and any such supplemental indenture, respectively.

     "Initial Purchasers" means NationsBanc Montgomery Securities LLC, CIBC Oppenheimer Corp., EVEREN Securities, Inc., and Piper Jaffray Inc.

     "Interest Payment Date" means the Stated Maturity of an installment of interest on the Notes.

     "Maturity," when used with respect to any Note, means the date on which the principal of such Note becomes due and payable as therein or herein provided, whether at the Stated Maturity thereof or by declaration of acceleration, redemption or otherwise.

      "Notes Custodian" means the Trustee, as custodian with respect to the Notes in global form, or any successor entity thereto.

      "Note  Register"  and  "Note  Registrar"  have  the  respective   meanings
specified in Section 305.

     "Officers' Certificate" means a certificate signed by the Chairman of the Board, the Chief Executive Officer, the President or a Vice President, and by the Treasurer, an Assistant Treasurer, the Secretary or an Assistant Secretary, of the Company, and delivered to the Trustee. One of the officers signing an Officers' Certificate given pursuant to Section 1004 shall be the principal executive, financial or accounting officer of the Company.

     "144A Global Note" has the meaning specified in Section 201.

     "Opinion of Counsel" means a written opinion of counsel who shall be reasonably acceptable to the Trustee.

     "Outstanding," when used with respect to Notes, means, as of the date of determination, all Notes theretofore authenticated and delivered under this Indenture, except:

          (i) Notes theretofore canceled by the Trustee or delivered to the Trustee for cancellation;

          (ii) Notes, or portions thereof, for the payment or redemption of which moneys in the necessary amount have been theretofore deposited with the Trustee or any Paying Agent (other than the Company) in trust or set aside and segregated in trust by the Company (if the Company shall act as its own Paying Agent) for the Holders of such Notes; provided, that if such Notes, or portions thereof, are to be redeemed, notice of such redemption has been duly given pursuant to this Indenture or provision therefor satisfactory to the Trustee has been made; and

          (iii) Notes which have been paid pursuant to Section 306 or in exchange for or in lieu of which other Notes have been authenticated and delivered pursuant to this Indenture, other than any such Notes in respect of which there shall have been presented to the Trustee proof satisfactory to it that such Notes are held by a bona fide purchaser in whose hands such Notes are valid obligations of the Company; provided, however, that in determining whether the Holders of the requisite principal amount of the Outstanding Notes have given any request, demand, authorization, direction, notice, consent or waiver hereunder, Notes owned by the Company or any other obligor the Notes or any Affiliate of the Company or of such other obligor shall be disregarded and deemed not to be Outstanding, except that, in determining whether the Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent or waiver, only Notes as to which the Trustee has actual knowledge of such ownership shall be so disregarded. Notes so owned which have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Trustee the pledgee's right so to act with respect to such Notes and that the pledgee is not the Company or any other obligor upon the Notes or any Affiliate of the Company or of such other obligor.

      "Paying Agent" means any Person authorized by the Company to pay the principal of and premium, if any, interest or liquidated damages, if any, on any Notes on behalf of the Company.

      "Person" means any individual, corporation, limited liability company, partnership, joint venture, trust, unincorporated organization or government or any agency or political subdivision thereof.

      "Predecessor Note" of any particular Note means every previous Note evidencing all or a portion of the same debt as that evidenced by such
particular   Note;  and,  for  the  purposes  of  this   definition,   any  Note
authenticated and delivered under Section 306 in exchange for or in lieu of a mutilated, destroyed, lost or stolen Note shall be deemed to evidence the same debt as the mutilated, destroyed, lost or stolen Note.

      "Purchase Agreement" means that certain Purchase Agreement dated March _, 1998 between the Company and the Initial Purchasers.

     "Record Date" means either a Regular Record Date or a Special Record Date, as applicable.

      "Redemption Date," when used with respect to any Note to be redeemed, means the date fixed for such redemption by or pursuant to this Indenture.

      "Redemption Price," when used with respect to any Note to be redeemed, means the price at which it is to be redeemed pursuant to this Indenture on the applicable Redemption Date.

     "Registration Rights Agreement" means that certain Registration Rights Agreement dated March 24, 1998 between the Company and the Initial Purchasers.

     "Regular Record Date," for the interest payable on any Interest Payment Date means March 15 or September 15 (whether or not a Business Day), as the case may be, next preceding such Interest Payment Date.

     "Regulation S" means Regulation S under the Securities Act of 1933, as amended.

     "Regulation S Global Note" has the meaning specified in Section 201.

     "Repurchase Date" has the meaning specified in Section 1401.

     "Repurchase Event" has the meaning specified in Section 1406.

     "Repurchase Price" has the meaning specified in Section 1401.

     "Resale Restriction Termination Date" means, with respect to any Note, the date which is two years after the later of (i) the original issue date of such Note and (ii) the last date on which the Company or any Affiliate of the Company was the owner of such Note (or any Predecessor Note).

     "Responsible Officer" means, when used with respect to the Trustee, an officer of the Trustee assigned and duly authorized by the Trustee to administer its corporate trust matters.

     "Senior Indebtedness" means the principal of and premium, if any, and interest on (a) all indebtedness of the Company for money borrowed under the Company's credit facilities and any predecessor or successor credit facilities thereto, whether outstanding on the date of execution of the Indenture (such as the Company's bank credit agreement, any increase in the maximum principal amount thereof and any predecessor or successor facilities thereto) or thereafter created, incurred or assumed, (b) any other indebtedness of the Company for money borrowed, whether outstanding on the date of execution of the Indenture or thereafter created, incurred or assumed, except any such other indebtedness that by the terms of the instrument or instruments by which such indebtedness was created or incurred expressly provides that it (i) is junior in right of payment to the Notes or (ii) ranks pari passu in right of payment with the Notes, and (c) any amendments, renewals, extensions, modifications, refinancings and refundings of any of the foregoing. For the purposes of this definition, "indebtedness for money borrowed" when used with respect to the Company means (i) any obligation of, or any obligation guaranteed by, the Company for the repayment of borrowed money (including without limitation fees, penalties or other obligations in respect thereof), whether or not evidenced by bonds, debentures, notes or other written instruments, (ii) any deferred payment obligation of, or any such obligation guaranteed by, the Company for the payment of the purchase price of property or assets evidenced by a note or similar instrument, and (iii) any obligation of, or any such obligation guaranteed by, the Company for the payment of rent or other amounts under a lease of property or assets which obligation is required to be classified and accounted for as a capitalized lease on the balance sheet of the Company under generally accepted accounting principles.

     "Shelf Registration Statement" means the Registration Statement with respect to the Notes and the Common Stock the Company is required to file pursuant to the Registration Rights Agreement.

     "Special Record Date" for the payment of any Defaulted Interest means a date fixed by the Trustee pursuant to Section 307.

     "Stated Maturity," when used with respect to any Note or any installment of interest thereon, means the date specified in such Note as the fixed date on which the principal of such Note or such installment of interest is due and payable.

     "Subsidiary" means a corporation more than 50% of the outstanding voting stock of which is owned, directly or indirectly, by the Company or by one or more other Subsidiaries or by the Company and one or more other Subsidiaries. For the purposes of this definition, "voting stock" means stock which ordinarily has voting power for the election of directors, whether at all times or only so long as no senior class of stock has such voting power by reason of any contingency.

     "Termination of Trading" has the meaning specified in Section 1406.

     "Transfer Restricted Securities" means Notes that bear or are required to bear the legend set forth in Section 305 hereof.

      "Trust Indenture Act" means the Trust Indenture Act of 1939 as in force at the date as of which this instrument was executed; provided, however, that in the event the Trust Indenture Act of 1939 is amended after such date, "Trust Indenture Act" means, to the extent required by any such amendment, the Trust Indenture Act of 1939, as so amended.

      "Trustee" means the Person named as the "Trustee" in the first paragraph of this instrument until a successor Trustee shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Trustee" shall mean such successor Trustee.

      "Vice President," when used with respect to the Company means any duly appointed vice president, whether or not designated by a number or a word or words added before or after the title "vice president."

SECTION 102.  Compliance Certificates and Opinions.

     Upon any application or request by the Company to the Trustee to take any action under any provision of this Indenture, the Company shall furnish to the Trustee such certificates and opinions as may be required under the Trust Indenture Act. Each such certificate or opinion shall be given in the form of an Officers' Certificate, if to be given by an officer of the Company, or an Opinion of Counsel, if to be given by counsel, and shall comply with the requirements of the Trust Indenture Act and any other requirement set forth in this Indenture.

     Every certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture shall include:

          (1) a statement that each individual or firm signing such certificate or opinion has read such covenant or condition and the definitions herein relating thereto;

          (2) a brief statement as to the nature and scope of the examination or
investigation   upon  which  the  statements  or  opinions   contained  in  such
certificate or opinion are based;

          (3) a statement that, in the opinion of each such individual or such firm, he has or they have made such examination or investigation as is necessary to enable him or them to express an informed opinion as to whether or not such covenant or condition has been complied with; and

          (4) a statement as to whether, in the opinion of each such individual or such firm, such condition or covenant has been complied with.

SECTION 103.  Form of Documents Delivered to Trustee.

     In any case where several matters are required to be certified by or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any Person may certify to give an opinion as to such matters in one or several documents.

     Any certificate or opinion of an officer of the Company may be based, insofar as it relates to legal matters, upon a certification or opinion of, or representations by, counsel, unless such officer knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to the matters upon which his certificate or opinion is based are erroneous. Any such certificate or Opinion of Counsel may be based, insofar as it relates to factual matters, upon a certificate of public officials or upon a certificate or opinion of, or representations by, an officer or officers of the Company stating that the information with respect to such factual matters is in the possession of the Company, unless such counsel knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to such matters are erroneous.

     Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Indenture, they may, but need not, be consolidated and form one instrument.

     SECTION 104.  Acts of Holders; Record Dates.

     (a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be given or taken by Holders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Holders in person or by agents duly appointed in writing; and, except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Trustee and, where it is hereby expressly required, to the Company. Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "Act" of the Holders signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Indenture and (subject to Section 601) conclusive in favor of the Trustee and the Company, if made in the manner provided in this Section.

     (b) The fact and date of the execution by any Person of any such instrument or writing may be proved by the affidavit of a witness of such execution or by a certificate of a notary public or other officer authorized by law to take acknowledgments of deeds, certifying that the individual signing such instrument or writing acknowledged to him the execution thereof. Where such execution is by a signer acting in a capacity other than his individual capacity, such certificate or affidavit shall also constitute sufficient proof of his authority.

     (c) The Company may, in the circumstances permitted by the Trust Indenture Act, fix any day as the record date for the purpose of determining the Holders entitled to give or take any request, demand, authorization, direction, notice, consent, waiver or other action, or to vote on any action, authorized or permitted to be given or taken by Holders. If not set by the Company prior to the first solicitation of a Holder made by any Person in respect of any such action, or, in the case of any such vote, prior to such vote, the record date for any such action or vote shall be the 30th day (or, if later, the date of the most recent list of Holders required to be provided pursuant to Section 701) prior to such first solicitation or vote, as the case may be. With regard to any record date, only the Holders on such date (or their duly designated proxies) shall be entitled to give or take, or vote on, the relevant action. Notwithstanding the foregoing, the Company shall not set a record date for, and the provisions of this paragraph shall not apply with respect to, any Act by the Holders pursuant to Section 501, 502 or 512.

     (d) The ownership of Notes shall be proved by the Note Register.

     (e) Any Act of the Holder of any Note shall bind every future Holder of the same Note and the Holder of every Note issued upon the registration of transfer therefor or in exchange therefor or in lieu thereof in respect of anything done, omitted or suffered to be done by the Trustee or the Company in reliance thereon, whether or not notation of such action is made upon such Note.

     (f) Without limiting the foregoing, a Holder entitled hereunder to give or take any action hereunder with regard to any particular Note may do so with regard to all or any part of the principal amount of such Note or by one or more duly appointed agents each of which may do so pursuant to such appointment with regard to all or any different part of such principal amount.

SECTION 105.  Notices, Etc., to Trustee and Company.

     Any Act of Holders or other documents provided or permitted by this Indenture to be made upon, given or furnished to, or filed with,

          (1) the Trustee by any Holder or by the Company shall be sufficient for every purpose hereunder if made, given, furnished or filed in writing to or with the Trustee at its Corporate Trust Office, Corporate Trust Administration, or at any other address previously furnished in writing to the Holders and the Company by the Trustee; or

          (2) the Company by the Trustee or by any Holder shall be sufficient for every purpose hereunder (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid, to the Company, addressed to it at the address of its principal executive offices specified in the first paragraph of this instrument or at any other address previously furnished in writing to the Trustee by the Company.

     All such notices and communications shall be deemed to have been duly given: at the time delivered by hand, if personally delivered; three Business Days after being deposited in the mail, registered or certified with postage prepaid, if mailed; when answered back if telexed; when receipt acknowledged, if telecopied; and the next Business Day after timely delivery to the courier, if sent by nationally recognized overnight air courier guaranteeing next day delivery.

SECTION 106.  Notice to Holders; Waiver.

     Where this Indenture provides for notice to Holders of any event, such notice shall be sufficiently given (unless otherwise herein expressly provided) if made, given, mailed or otherwise furnished or filed in writing to each Holder affected by such event, at his address as it appears in the Note Register, not later than the latest date (if any), and not earlier than the earliest date (if any), prescribed for the giving of such notice. Where this Indenture provides for notice in any manner, such notice may be waived in writing by the Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Holders shall be filed with the Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver. All such notices and communications shall be deemed to have been duly given: at the time delivered by hand, if personally delivered; two Business Days after being deposited in the mail, registered or certified with postage prepaid, if mailed; when answered back if telexed; when receipt acknowledged, if telecopied; and the next Business Day after timely delivery to the courier, if sent by nationally recognized overnight air courier guaranteeing next day delivery.

     In case by reason of the suspension of regular mail service or by reason of any other cause it shall be impracticable to give such notice by mail, then such notification as shall be made with the approval of the Trustee shall constitute a sufficient notification for every purpose hereunder.

SECTION 107. Conflict with Trust Indenture Act. If any provision hereof limits, qualifies or conflicts with a provision of the Trust Indenture Act or another provision that would be required or deemed under the Trust Indenture Act to be a part of and govern this Indenture if this Indenture were subject thereto, the relevant provision of the Trust Indenture Act shall control. If any provision of this Indenture modifies or excludes any provision of the Trust Indenture Act that may be so modified or excluded, the relevant provision of the Trust Indenture Act shall be deemed to apply to this Indenture as so modified or to be excluded, as the case may be.

SECTION 108. Effect of Headings and Table of Contents. The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

SECTION 109. Successors and Assigns. All covenants and agreements in this Indenture by the Company and the Trustee shall bind each of their respective successors and assigns, whether so expressed or not.

SECTION 110. Separability Clause. In case any provision in this Indenture or in the Notes shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

SECTION 111. Benefits of Indenture. Nothing in this Indenture or in the Notes, express or implied, shall give to any Person, other than the parties hereto and their successors hereunder, the Holders of Notes and, with respect to Article Twelve, the holders of Senior Indebtedness, any benefit or any legal or equitable right, remedy or claim under this Indenture.

SECTION 112. Governing Law. This Indenture and, except as may otherwise be required by mandatory provisions of law, the Notes shall be governed by and construed in accordance with the laws of the State of New York, but without regard to the principles of conflicts of laws thereof.

SECTION 113. Legal Holidays. In any case where any Interest Payment Date, Redemption Date or Stated Maturity of any Note or the last date on which a Holder has the right to convert his Notes shall not be a Business Day, then (notwithstanding any other provision of this Indenture or of the Notes) payment of interest, liquidated damages, if any, or principal and premium if any, or conversion of the Notes need not be made on such date, but may be made on the next succeeding Business Day with the same force and effect as if made on the Interest Payment Date or Redemption Date, or at the Stated Maturity, or on such last day for conversion; provided, that no interest shall accrue for the period from and after such Interest Payment Date, Redemption Date or Stated Maturity, as the case may be, to the next succeeding Business Day.

SECTION 114. No Security Created. Nothing in this Indenture or in the Notes, express or implied, shall be construed to constitute a security interest under the Uniform Commercial Code or similar legislation, as now or hereafter enacted and in effect in any jurisdiction where property of the Company or its Subsidiaries is or may be located.

SECTION 115. Limitation on Individual Liability. No recourse under or upon any obligation, covenant or agreement contained in this Indenture or in any Note, or for any claim based thereon or otherwise in respect thereof, shall be had against any incorporator, shareholder, officer or director, as such, past, present or future, of the Company or any successor corporation, either directly or through the Company, whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise; it being expressly understood that this Indenture and the obligations issued hereunder are solely corporate obligations, and that no such personal liability whatever shall attach to, or is or shall be incurred by, the incorporators, shareholders, officers or directors, as such, of the Company or any successor Person, or any of them, because of the creation of the indebtedness hereby authorized, or under or by reason of the obligations, covenants or agreements contained in this Indenture or in any Note or implied therefrom; and that any and all such personal liability of every name and nature, either at common law or in equity or by constitution or statute, of, and any and all such rights and claims against, every such incorporator, shareholder, officer or director, as such, because of the creation of the indebtedness hereby authorized, or under or by reason of the obligations, covenants or agreements contained in this Indenture or in any Note or implied therefrom, are hereby expressly waived and released as a condition of, and as a consideration for, the execution of this Indenture and the issuance of such Note.

                                   ARTICLE TWO

                                   Note Forms

SECTION 201.  Forms Generally.

     The Notes and the Trustee's certificate of authentication shall be in substantially the forms set forth in this Article, with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture, and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may be required to comply with any organizational document, any applicable law or with the rules of any securities exchange on which the Notes are listed or as may, consistently herewith, be determined by the Company officers executing such Notes, as evidenced by their execution of the Notes.

     The Notes issued in definitive form shall be substantially in the form set forth in Section 202 hereof.

     Unless issued in definitive form, Notes issued and sold in reliance on Rule 144A shall be issued in the form of one or more global notes (the "144A Global Note"), the face of which shall be substantially in the form set forth in
Section 202 hereof and the reverse of which shall be substantially in the form set forth in Section 203 hereof, which 144A Global Note shall be deposited on behalf of the holders of the Notes represented thereby with the Trustee, as custodian for the Depositary, and registered in the name of the nominee of the Depositary, duly executed by the Company and authenticated as provided for herein.

      Notes offered and sold outside the United States in reliance on Regulation S shall be issued in the form of one or more global notes (the "Regulation S Global Note"), the face of which shall be substantially in the form set forth in
Section 202 hereof and the reverse of which shall be substantially in the form set forth in Section 203 hereof, which Regulation S Global Note shall be deposited on behalf of the holders of the Notes represented thereby with the Trustee, as custodian for the Depositary, and registered in the name of a nominee of the Depositary, duly executed by the Company and authenticated as provided herein, for credit to the accounts of the respective depositaries for Euroclear and Cedel (or such other accounts as they may direct). Prior to or on the 40th day after the later of the commencement of the offering of the Notes and the Closing Date (the "Restricted Period"), beneficial interests in the Regulation S Global Note may only be held through Morgan Guaranty Trust Company of New York, Brussels office, as operator of Euroclear or Cedel or another agent member of the Euroclear System and Cedel acting for and on behalf of them, unless delivery is made through the 144A Global Note in accordance with the certification requirements hereof. During the Restricted Period, interests in the Regulation S Global Note may be exchanged for interests in the 144A Global Note or for Definitive Notes only in accordance with the certification requirements described in Section 305 below.

     Each Global Note shall represent such of the outstanding Notes as shall be specified therein and each shall provide that it shall represent the aggregate amount of outstanding Notes from time to time endorsed thereon and that the aggregate amount of outstanding Notes represented thereby may from time to time be reduced or increased, as appropriate, to reflect exchanges and redemptions. Any endorsement of a Global Note to reflect the amount of any increase or decrease in the amount of outstanding Notes represented thereby shall be made by the Trustee or the Notes Custodian, at the direction of the Trustee, in accordance with instructions given by the Holder thereof.

     The Definitive Notes shall be printed, lithographed or engraved or produced by any combination of these methods on steel engraved borders or may be produced in any other manner permitted by the rules of any securities exchange on which the Notes may be listed, all as determined by the officers executing such Notes, as evidenced by their execution of such Notes.

SECTION 202. Form of Face of Note.

      LEGENDS FOR GLOBAL NOTE:

      UNLESS  AND  UNTIL  IT IS  EXCHANGED  IN  WHOLE  OR IN PART  FOR  NOTES IN
DEFINITIVE FORM, THIS NOTE MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY OR BY THE DEPOSITARY OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITARY OR A NOMINEE OF SUCH SUCCESSOR DEPOSITARY. UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY (55 WATER STREET, NEW YORK, NEW YORK) ("DTC"), TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY
NOTE  ISSUED  IS  REGISTERED  IN THE NAME OF CEDE & CO.  OR SUCH  OTHER  NAME AS
REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

      THE NOTE EVIDENCED HEREBY HAS NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAWS, AND, ACCORDINGLY, NEITHER THIS NOTE, THE SHARES OF COMMON STOCK ISSUABLE UPON CONVERSION OF THIS NOTE NOR ANY INTEREST OR PARTICIPATION HEREIN OR THEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, REGISTRATION. UNLESS THE SHARES OF COMMON STOCK HAVE BEEN REGISTERED UNDER THE SECURITIES ACT, A HOLDER OF THIS NOTE WILL BE ABLE TO EXERCISE THE CONVERSION RIGHT ONLY IF THE HOLDER CERTIFIES THAT IT IS A "QUALIFIED INSTITUTIONAL BUYER" OR AN INSTITUTIONAL "ACCREDITED INVESTOR" AS DEFINED BELOW.

      THE HOLDER OF THIS NOTE, BY ITS ACQUISITION HEREOF, AGREES THAT IT WILL NOT, PRIOR TO THE DATE WHICH IS TWO YEARS AFTER THE LATER OF THE ORIGINAL ISSUE DATE HEREOF AND THE LAST DATE ON WHICH THE COMPANY OR ANY AFFILIATE OF THE COMPANY WAS THE OWNER OF THIS NOTE (OR ANY PREDECESSOR OF SUCH NOTE), RESELL OR OTHERWISE TRANSFER THE NOTE EVIDENCED HEREBY OR THE COMMON STOCK ISSUABLE UPON CONVERSION OF SUCH NOTE EXCEPT (A) TO THE COMPANY, OR ANY SUBSIDIARY THEREOF,
(B) INSIDE THE UNITED STATES TO A QUALIFIED INSTITUTIONAL BUYER IN COMPLIANCE WITH RULE 144A UNDER THE SECURITIES ACT, (C) INSIDE THE UNITED STATES TO AN INSTITUTIONAL

ACCREDITED INVESTOR THAT, PRIOR TO SUCH TRANSFER, FURNISHES TO FIRST UNION NATIONAL BANK, AS TRUSTEE (OR A SUCCESSOR TRUSTEE, AS APPLICABLE), A SIGNED LETTER CONTAINING CERTAIN REPRESENTATIONS AND AGREEMENTS RELATING TO THE RESTRICTIONS ON TRANSFER OF THE NOTE EVIDENCED HEREBY (THE FORM OF WHICH LETTER CAN BE OBTAINED FROM SUCH TRUSTEE OR SUCCESSOR TRUSTEE, AS APPLICABLE), (D) OUTSIDE THE UNITED STATES IN AN OFFSHORE TRANSACTION IN COMPLIANCE WITH
REGULATION S UNDER THE SECURITIES ACT, (E) PURSUANT TO THE EXEMPTION FROM REGISTRATION PROVIDED BY RULE 144 UNDER THE SECURITIES ACT (IF AVAILABLE) OR (F) PURSUANT TO A REGISTRATION STATEMENT WHICH HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT (AND WHICH CONTINUES TO BE EFFECTIVE AT THE TIME OF SUCH
TRANSFER); AND AGREES THAT IT WILL DELIVER TO EACH PERSON TO WHOM THE NOTE EVIDENCED HEREBY IS TRANSFERRED A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND. IN CONNECTION WITH ANY TRANSFER OF THE NOTE EVIDENCED HEREBY, OR THE SHARES OF COMMON STOCK ISSUABLE UPON CONVERSION THEREOF, WITHIN TWO YEARS AFTER THE ORIGINAL ISSUANCE OF SUCH NOTE, THE HOLDER MUST CHECK THE APPROPRIATE BOX SET FORTH ON THE REVERSE HEREOF RELATING TO THE MANNER OF SUCH TRANSFER AND SUBMIT THIS CERTIFICATE TO FIRST UNION NATIONAL BANK, AS TRUSTEE (OR A SUCCESSOR TRUSTEE, AS APPLICABLE). IF THE PROPOSED TRANSFEREE IS AN INSTITUTIONAL ACCREDITED INVESTOR OR A PURCHASER WHO IS NOT A U.S. PERSON, THE HOLDER MUST, PRIOR TO SUCH TRANSFER, FURNISH TO FIRST UNION NATIONAL BANK, AS TRUSTEE (OR A SUCCESSOR TRUSTEE, AS APPLICABLE), SUCH CERTIFICATIONS, LEGAL OPINIONS OR OTHER INFORMATION AS IT MAY REASONABLY REQUIRE TO CONFIRM THAT SUCH TRANSFER IS BEING MADE PURSUANT TO AN EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT. THIS LEGEND WILL BE REMOVED UPON ANY TRANSFER OF THE NOTE EVIDENCED HEREBY, OR THE SHARES OF COMMON STOCK ISSUED UPON CONVERSION THEREOF, AFTER THE EXPIRATION OF TWO YEARS FROM THE ORIGINAL ISSUANCE OF THE NOTE EVIDENCED HEREBY. AS USED HEREIN, THE TERMS "OFFSHORE TRANSACTION," "UNITED STATES" AND "U.S. PERSON" HAVE THE MEANINGS GIVEN TO THEM BY REGULATION S UNDER THE SECURITIES ACT.

LEGENDS FOR DEFINITIVE NOTE:

      THE NOTE EVIDENCED HEREBY HAS NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAWS, AND, ACCORDINGLY, NEITHER THIS NOTE, THE SHARES OF COMMON STOCK ISSUABLE UPON CONVERSION OF THIS NOTE NOR ANY INTEREST OR PARTICIPATION HEREIN OR THEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS SUCH

TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, REGISTRATION. UNLESS THE SHARES OF COMMON STOCK HAVE BEEN REGISTERED UNDER THE SECURITIES ACT, A HOLDER OF THIS NOTE WILL BE ABLE TO EXERCISE THE CONVERSION RIGHT ONLY IF THE HOLDER CERTIFIES THAT IT IS A "QUALIFIED INSTITUTIONAL BUYER" OR AN INSTITUTIONAL "ACCREDITED INVESTOR" AS DEFINED BELOW.

      THE HOLDER OF THIS NOTE, BY ITS ACQUISITION HEREOF, AGREES THAT IT WILL NOT, PRIOR TO THE DATE WHICH IS TWO YEARS AFTER THE LATER OF THE ORIGINAL ISSUE DATE HEREOF AND THE LAST DATE ON WHICH THE COMPANY OR ANY AFFILIATE OF THE COMPANY WAS THE OWNER OF THIS NOTE (OR ANY PREDECESSOR OF SUCH NOTE), RESELL OR OTHERWISE TRANSFER THE NOTE EVIDENCED HEREBY OR THE COMMON STOCK ISSUABLE UPON CONVERSION OF SUCH NOTE EXCEPT (A) TO THE COMPANY, OR ANY SUBSIDIARY THEREOF,
(B) INSIDE THE UNITED STATES TO A QUALIFIED INSTITUTIONAL BUYER IN COMPLIANCE WITH RULE 144A UNDER THE SECURITIES ACT, (C) INSIDE THE UNITED STATES TO AN INSTITUTIONAL ACCREDITED INVESTOR THAT, PRIOR TO SUCH TRANSFER, FURNISHES TO FIRST UNION NATIONAL BANK, AS TRUSTEE (OR A SUCCESSOR TRUSTEE, AS APPLICABLE), A SIGNED LETTER CONTAINING CERTAIN REPRESENTATIONS AND AGREEMENTS RELATING TO THE RESTRICTIONS ON TRANSFER OF THE NOTE EVIDENCED HEREBY (THE FORM OF WHICH LETTER CAN BE OBTAINED FROM SUCH TRUSTEE OR SUCCESSOR TRUSTEE, AS APPLICABLE), (D) OUTSIDE THE UNITED STATES IN AN OFFSHORE TRANSACTION IN COMPLIANCE WITH
REGULATION S UNDER THE SECURITIES ACT, (E) PURSUANT TO THE EXEMPTION FROM REGISTRATION PROVIDED BY RULE 144 UNDER THE SECURITIES ACT (IF AVAILABLE) OR (F) PURSUANT TO A REGISTRATION STATEMENT WHICH HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT (AND WHICH CONTINUES TO BE EFFECTIVE AT THE TIME OF SUCH
TRANSFER); AND AGREES THAT IT WILL DELIVER TO EACH PERSON TO WHOM THE NOTE EVIDENCED HEREBY IS TRANSFERRED A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND. IN CONNECTION WITH ANY TRANSFER OF THE NOTE EVIDENCED HEREBY, OR THE SHARES OF COMMON STOCK ISSUABLE UPON CONVERSION THEREOF, WITHIN TWO YEARS AFTER THE ORIGINAL ISSUANCE OF SUCH NOTE, THE HOLDER MUST CHECK THE APPROPRIATE BOX SET FORTH ON THE REVERSE HEREOF RELATING TO THE MANNER OF SUCH TRANSFER AND SUBMIT THIS CERTIFICATE TO FIRST UNION NATIONAL BANK, AS TRUSTEE (OR A SUCCESSOR TRUSTEE, AS APPLICABLE). IF THE PROPOSED TRANSFEREE IS AN INSTITUTIONAL ACCREDITED INVESTOR OR A PURCHASER WHO IS NOT A U.S. PERSON, THE HOLDER MUST, PRIOR TO SUCH TRANSFER, FURNISH TO FIRST UNION NATIONAL BANK, AS TRUSTEE (OR A SUCCESSOR TRUSTEE, AS APPLICABLE), SUCH CERTIFICATIONS, LEGAL OPINIONS OR OTHER INFORMATION AS IT MAY REASONABLY REQUIRE TO CONFIRM THAT SUCH TRANSFER IS BEING MADE PURSUANT TO AN EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE

SECURITIES ACT. THIS LEGEND WILL BE REMOVED UPON ANY TRANSFER OF THE NOTE EVIDENCED HEREBY, OR THE SHARES OF COMMON STOCK ISSUED UPON CONVERSION THEREOF, AFTER THE EXPIRATION OF TWO YEARS FROM THE ORIGINAL ISSUANCE OF THE NOTE EVIDENCED HEREBY. AS USED HEREIN, THE TERMS "OFFSHORE TRANSACTION," "UNITED STATES" AND `'U.S. PERSON" HAVE THE MEANINGS GIVEN TO THEM BY REGULATION S UNDER THE SECURITIES ACT.

                       ACTION PERFORMANCE COMPANIES, INC.

                 4 3/4% Convertible Subordinated Notes due 2005
                               CUSIP No. 004933107

         Action Performance Companies Inc., an Arizona corporation (herein called the "Company," which term includes any successor Person under the Indenture hereinafter referred to), for value received, hereby promises to pay to ______________, or its registered assigns, the principal sum of ____________ Dollars [OR SUCH GREATER OR LESSER AMOUNT AS INDICATED ON THE SCHEDULE OF EXCHANGES OF NOTES ON THE REVERSE HEREOF]1 on April 1, 2005 upon surrender hereof to the Paying Agent, and to pay interest thereon from the date of original issuance of Notes pursuant to the Indenture or from and including the most recent Interest Payment Date to which interest has been paid or duly provided for, semi-annually on April 1 and October 1 in each year, commencing October 1, 1998 at the rate of 4 3/4% per annum, until the principal hereof is paid or made available for payment and promises to pay any liquidated damages which may be payable pursuant to Section 4 of the Registration Rights Agreement on the Damages Payment Dates. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Note (or one or more Predecessor Notes) is registered at the close of business on the Regular Record Date for such interest, which shall be the March 15 or September 15 (whether or not a Business Day), as the case may be, next preceding such Interest Payment Date. Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Note (or one or more Predecessor Notes) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Notes may be listed and upon such notice as may be required by such exchange, all as more fully provided in said Indenture. Notice of a Special Record Date shall be given to Holders of Notes not less than 10 days prior to such Special Record Date. Payment of the principal of and premium, if any, interest and liquidated damages, if any, on this Note will be made (i) in respect of Notes held of record by the Depositary or its nominee in same day funds on or prior to the respective payment dates and (ii) in respect of Notes held of record by Holders other than the Depositary or its nominee in same day funds at the office or agency of the Company maintained for that purpose pursuant to Section 1002 of the Indenture, in each case in such coin or currency of the United States of America as of the time of payment is legal tender for payment of public and private debts; provided, however, that at the option of the Company payment of interest in respect of Notes held of record by Holders other than the Depositary or its nominee may be made by check mailed to the address of the Person entitled thereto as such address shall appear in the Note Register.

         Reference is hereby made to the further provisions of this Note set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

---------------

(1) This phrase should be included only if the Note is issued in global form.

         Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

         IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed under its corporate seal.

Dated:                                 ACTION PERFORMANCE COMPANIES, INC.
       ----------------------

                                       By:
                                           ------------------------------------
Attest:                                Title:
                                              ---------------------------------



------------------------------------

SECTION 203.  Form of Reverse of Global Notes and Definitive Notes.

     This Note is one of a duly authorized issue of Notes of the Company designated as its 4 3/4% Convertible Subordinated Notes due 2005 (herein called the "Notes"), limited in aggregate principal amount to $115,000,000 (including Notes issuable pursuant to the Initial Purchasers' over-allotment option, as provided for in the Purchase Agreement dated March 18, 1998 between the Company and the Initial Purchasers), issued and to be issued under an Indenture, dated as of March 24, 1998 (herein called the "Indenture"), between the Company and First Union National Bank, as Trustee (herein called the "Trustee, which term includes any successor trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee, the holders of Senior Indebtedness and the Holders of the Notes and of the terms upon which the Notes are, and are to be, authenticated and delivered.

     Subject to and upon compliance with the provisions of the Indenture, the Holder of this Note is entitled, at his option, at any time following the date of original issuance of Notes pursuant to the Indenture and on or before the close of business on April 1, 2005, or in case this Note or a portion hereof is called for redemption, then in respect of this Note or such portion hereof until and including, but (unless the Company defaults in making the payment due upon redemption) not after, the close of business on the second business day preceding the Redemption Date, to convert this Note (or any portion of the principal amount hereof which is $1,000 or an integral multiple thereof), at the principal amount hereof, or of such portion, into fully paid and nonassessable shares (calculated as to each conversion to the nearest 1/l00th of a share) of Common Stock at a conversion price equal to $48.20 principal amount for each share of Common Stock (or at the current adjusted conversion price if an adjustment has been made as provided in the Indenture) by surrender of this Note, duly endorsed or assigned to the Company or in blank, to the Company at its office or agency maintained for that purpose pursuant to Section 1002 of the Indenture, accompanied by written notice to the Company in the form provided in this Note (or such other notice as is acceptable to the Company) that the Holder hereof elects to convert this Note, or if less than the entire principal amount hereof is to be converted, the portion hereof to be converted, and, in case such surrender shall be made during the period from the opening of business on any Regular Record Date next preceding any Interest Payment Date to the close of business on such Interest Payment Date (unless this Note or the portion thereof being converted has been called for redemption), also accompanied by payment in funds acceptable to the Company of an amount equal to the interest payable on such Interest Payment Date on the principal amount of this Note then being converted. Subject to the aforesaid requirement for payment and, in the case of a conversion after the Regular Record Date next preceding any Interest Payment Date and on or before such Interest Payment Date, to the right of the Holder of this Note (or any Predecessor Note) of record at such Regular Record Date to receive an installment of interest (with certain exceptions provided in the Indenture), no payment or adjustment is to be made upon conversion on account of any interest accrued hereon or on account of any dividends on the Common Stock issued upon conversion. No fractional shares or scrip representing fractions of shares will be issued on conversion, but instead of any fractional share the Company shall pay a cash adjustment as provided in the

Indenture. The conversion price is subject to adjustment as provided in the Indenture. In addition, the Indenture provides that in case of certain consolidations or mergers to which the Company is a party or the sale or transfer of all or substantially all of the assets of the Company, the Indenture shall be amended, without the consent of any Holders of Notes, so that this Note, if then outstanding, will be convertible thereafter, during the period this Note shall be convertible as specified above, only into the kind and amount of securities, cash and other property receivable upon the consolidation, merger, sale or transfer by a holder of the number of shares of Common Stock into which this Note might have been converted immediately prior to such consolidation, merger, sale or transfer (assuming such holder of Common Stock failed to exercise any rights of election and received per share the kind and amount received per share by a plurality of non-electing shares).

     The Notes are subject to redemption upon not less than 30 and not more than 60 days' notice by mail, at any time on or after April 1, 2001 and prior to Maturity, as a whole or in part, at the election of the Company, at the Redemption Prices set forth below (expressed as percentages of the principal amount), plus accrued interest and liquidated damages, if any, up to, but excluding the Redemption Date (subject to the right of Holders of record on the relevant Regular Record Date to receive interest due on an Interest Payment Date that is on or prior to the Redemption Date).

     If redeemed during the period beginning April 1 in the year indicated, and ending on the succeeding March 31, the redemption price shall be:

          Redemption Year                       Redemption Price
     -----------------------------      -----------------------------------
                2001                           102.71%
                2002                           102.04
                2003                           101.36
                2004                           100.68
                2005                           100.00


in each case together with accrued and unpaid interest and liquidated damages, if any, up to but not including the date of redemption.

     In certain circumstances involving the occurrence of a Repurchase Event (as defined in the Indenture), the Holder hereof shall have the right to require the Company to repurchase this Note at 100% of the principal amount hereof, together with accrued interest and liquidated damages, if any, to the Repurchase Date, but interest installments whose Stated Maturity is on or prior to such Repurchase Date will be payable to the Holders of such Notes, or one or more Predecessor Notes, of record at the close of business on the relevant Record Dates referred to on the face hereof, all as provided in the Indenture.

     In the event of redemption or conversion of this Note in part only, a new Note or Notes for the unredeemed or unconverted portion hereof will be issued in the name of the Holder hereof upon the cancellation hereof.

     The indebtedness evidenced by this Note is, in all respects, subordinate and subject in right of payment to the prior payment in full of all Senior Indebtedness of the Company, and this Note is issued subject to the provisions of the Indenture with respect thereto. Each Holder of this Note, by accepting the same, (a) agrees to and shall be bound by such provisions, (b) authorizes and directs the Trustee on his behalf to take such action as may be necessary or appropriate to effectuate the subordination so provided, and (c) appoints the Trustee his attorney-in-fact for any and all such purposes.

     If an Event of Default shall occur and be continuing, the principal of all the Notes may be declared due and payable in the manner and with the effect provided in the Indenture.

     The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Notes under the Indenture at any time by the Company and the Trustee with the consent of the Holders of not less than a majority in aggregate principal amount of the Notes at the time Outstanding, and, under certain limited circumstances, by the Company and the Trustee without the consent of the Holders. The Indenture also contains provisions permitting the Holders of specified percentages in aggregate principal amount of the Notes at the time Outstanding, on behalf of the Holders of all the Notes, to waive compliance by the Company with certain provisions of the Indenture and to waive certain past defaults and Events of Default under the Indenture and their consequences. Any such consent or waiver by the Holder of this Note shall be conclusive and binding upon such Holder and upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Note.

     No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and premium, if any, and interest and liquidated damages, if any, on this Note at the times, place and rate, and in the coin or currency, herein prescribed or to convert this Note as provided in the Indenture.

     As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Note is registrable in the Note Register, upon surrender of this Note for registration of transfer at the office or agency of the Company in any place where the principal of and any premium and interest on this Note are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Note Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Notes, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

     The Notes are issuable only in fully registered form without coupons in minimum denominations of $1,000 and any integral multiple thereof. As provided in the Indenture and subject to certain limitations therein set forth, Notes are exchangeable for a like aggregate principal amount of Notes of a different authorized denomination, as requested by the Holder surrendering the same.

     No service charge shall be made for any such registration of transfer or exchange except as provided in the Indenture, and the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

     Prior to due presentment of this Note for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Note is registered as the owner hereof for all purposes, except as provided in this Note, whether or not this Note be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

     All terms used in this Note which are defined in the Indenture shall have the meanings assigned to them in the Indenture. The Company will furnish to any Holder upon written request and without charge a copy of the Indenture and/or the Registration Rights Agreement.

                           [FORM OF CONVERSION NOTICE]

TO ACTION PERFORMANCE COMPANIES, INC.

     The undersigned registered owner of this Note hereby irrevocably exercises the option to convert this Note, or the portion hereof (which is $1,000 or a multiple thereof) designated below, into shares of Common Stock of Action Performance Companies, Inc. in accordance with the terms of the Indenture referred to in this Note, and directs that the shares issuable and deliverable upon the conversion, together with any check in payment for a fractional share and any Note representing any unconverted principal amount hereof, be issued and delivered to the registered Holder hereof unless a different name has been provided below. If this Notice is being delivered on a date after the close of business on a Regular Record Date and prior to the close of business on the related Interest Payment Date, this Notice is accompanied by payment in funds acceptable to the Company, of an amount equal to the interest payable on such Interest Payment Date on the principal of this Note to be converted (unless this Note has been called for redemption). If shares or any portion of this Note not converted are to be issued in the name of a person other than the undersigned, the undersigned will pay all transfer taxes payable with respect thereto. Any amount required to be paid by the undersigned on account of interest accompanies this Note.

Dated:
      ----------------------              ----------------------------------
                                                       Signature(s)

Signature(s) must be guaranteed by an eligible guarantor institution (banks, stockbrokers, savings and loan associations and credit unions with membership in an approved signature guarantee medallion program) pursuant to S.E.C. Rule 17Ad-15, if shares of Common Stock are to be delivered, or Notes to be issued, other than to and in the name of the registered Holder.


-------------------------------------
       Signature Guarantee

Fill in for registration of shares of Common Stock if they are to be delivered, or Notes if they are to be issued, other than to and in the name of the registered owner:


-------------------------------
           (Name)

-------------------------------
      (Street Address)

-------------------------------
  (City, State and zip code)

(Please print name and
address)

Register:                   _____ Common Stock
                            _____ Notes

    (Check appropriate line(s)).

Principal amount to be converted (if less than all): $_____________,000




                                               ---------------------------------
                                               Social Security or other Taxpayer
                                               Identification Number of owner

                                       [ASSIGNMENT FORM]

If you the holder want to assign this Note, fill in the form below and have your signature guaranteed:

I or we assign and transfer this Note to


--------------------------------------------------------------------------------
(Insert assignee's social security or tax ID number)
                                                    ----------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
(Print or type assignee's name, address and zip code) and irrevocably appoint
--------------------------------------------------------------------------------

agent to transfer this Note on the books of the Company. The agent may substitute another to act for him.


--------------------------------------------------------------------------------

Date:                           Your signature:
     ------------------------                  ---------------------------------
                                (Sign   exactly   as  your   name
                                appears on the face of this Note)

Signature Guarantee:
                     -----------------------------------------------------------

The signature to this assignment should be guaranteed by an eligible guarantor institution (banks, stockbrokers, savings and loan associations and credit unions with membership in an approved signature guarantee medallion program) pursuant to S.E.C. Rule 17Ad-15.

              [FORM OF CERTIFICATE TO BE DELIVERED UPON EXCHANGE OR
                       REGISTRATION OF TRANSFER OF NOTES]

                      CERTIFICATE FOR EXCHANGE OR TRANSFER

  Re: 4 3/4% Convertible Subordinated Notes due 2005

         This Certificate relates to $__________  principal amount of Notes held
in  **____________   book-entry  or   **_________________   definitive  form  by
______________ (the "Transferor").

The Transferor**:

[ ] has requested the Trustee by written order to deliver in exchange for its beneficial interest in a Global Note held by the Depositary a Note or Notes in definitive, registered form of authorized denominations and an aggregate principal amount equal to its beneficial interest in such Global Note (or the portion thereof indicated above); or

[ ] has requested the Trustee by written order to deliver in exchange for its Note or Notes a beneficial interest in a Global Note held by the Depositary in a principal amount equal to the aggregate principal amount of such Note or Notes; or

[ ] has requested the Trustee by written order to exchange or register the transfer of a Note or Notes.

[ ] In connection with such request and in respect of each such Note, the Transferor does hereby certify to the Company and the Trustee that Transferor is familiar with the Indenture relating to the above captioned Notes and, as provided in Section 305 of such Indenture, the transfer of this Note does not require registration under the Securities Act (as defined below) because**:

[ ]      Such Note is being acquired for the Transferor's  own account,  without
         transfer  (in   satisfaction  of  Section   305(b)(ii)(A)   or  Section
         305(f)(i)(A) of the Indenture).

[ ] Such Note is being transferred to a "qualified institutional buyer" (as defined in Rule 144A under the Securities Act of 1933, as amended (the "Securities Act")) in reliance on Rule 144A or pursuant to an exemption from registration in accordance with Regulation S under the Securities Act (in satisfaction of Section 305(b)(ii)(B), Section 305(c)(i),
         Section 305(d)(i), Section 305(f)(i)(B), Section 305(g)(iii) or Section 305(h)(iii) of the Indenture). An opinion of counsel to the effect that such transfer does not require registration under the Securities Act

-----------------------------
            **Check applicable box.

accompanies this Certificate (in satisfaction of Section 305(b)(ii)(B), Section 305(c)(i), Section 305(d)(i), Section 305(f)(i)(B), Section 305(g)(iii) or
Section 305(h)(iii) of the Indenture).

[ ] Such Note is being transferred in accordance with Rule 144 under the Securities Act, or pursuant to an effective registration statement under the Securities Act (in satisfaction of Section 305(b)(ii)(B),
         Section  305(f)(i)(B) or Section 305(k)(ii) of the Indenture).  If such
         Note is being transferred in accordance with Rule 144 under the Securities Act, an opinion of counsel to the effect that such transfer does not require registration under the Securities Act accompanies this Certificate (in satisfaction of Section 305(b)(ii)(B), Section 305(f)(i)(B) or Section 305(k)(ii) of the Indenture).

[ ] Such Note is being transferred in reliance on and in compliance with an exemption from the registration requirements of the Securities Act, other than Rule 144A, 144 or Regulation S under the Securities Act. An opinion of counsel to the effect that such transfer does not require registration under the Securities Act accompanies this Certificate (in satisfaction of Section 305(b)(ii)(C) or Section 305(f)(i)(C) of the Indenture).

     You are entitled to rely upon this certificate and you are irrevocably authorized to produce this certificate or a copy hereof to any interested party in any administrative or legal proceeding or official inquiry with respect to the matters covered hereby.



                                             -----------------------------------
                                             [INSERT NAME OF TRANSFEROR]

                                             By:
                                                --------------------------------

Date:
     -------------------------------

                      [OPTION OF HOLDER TO ELECT PURCHASE]

     If you wish to have this Note purchased by the Company pursuant to Section 1401 of the Indenture, check the Box: [ ]

     If you wish to have a portion of this Note (which is $1,000 or an integral multiple thereof) purchased by the Company pursuant to Section 1401 of the Indenture, state the amount you wish to have purchased:

$
 ------------------

Date:                                 Your Signature(s):
     ------------------                                 ------------------------

                                      Tax Identification No.:
                                                             -------------------

(Sign exactly as your name appears on the face of this Note)

Signature Guarantee:
                    ------------------------------------------------------------

The signature to this option of holder to elect purchase should be guaranteed by an eligible guarantor institution (banks, stockbrokers, savings and loan associations and credit unions with membership in an approved signature guarantee medallion program) pursuant to S.E.C. Rule 17Ad-15.

              [FORM OF SCHEDULE OF EXCHANGES OF DEFINITIVE NOTES2]

     The following exchanges of a part of this Global Note for Definitive Notes have been made:

                                                                        Principal
                          Amount of              Amount of              Amount of this          Signature of
                          decrease in            increase in            Global Note             authorized
                          Principal              Principal              following such          signatory of
                          Amount of this         Amount of this         decrease (or            Trustee or
  Date of                 Global Note            Global Note            increase)               Notes
  Exchange                                                                                      Custodian

1.

2.

3.

4.

5.

SECTION 204.  Form of Trustee's Certificate of Authentication.

     The Trustee's certificate of authentication shall be in substantially the following form:

     This is one of the Notes referred to in the within-mentioned Indenture.

                                                  FIRST UNION NATIONAL BANK,
                                                  --------------------------
                                                  as Trustee


                                                  By
                                                    ---------------------------
                                                     Authorized Signatory


---------------

(2) This Schedule should be included only if the Note is issued in global form.

                                  ARTICLE THREE

                                    The Notes

SECTION 301.  Title and Terms.

     The aggregate principal amount of Notes which may be authenticated and delivered under this Indenture is limited to $115,000,000 (including $15,000,000 aggregate principal amount of Notes that may be sold to the Initial Purchasers by the Company upon exercise of the over-allotment option granted pursuant to the Purchase Agreement), except for Notes authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other Notes pursuant to Section 304, 305, 306, 906, 1108, 1302 or 1405.

     The Notes shall be known and designated as the "4 3/4% Convertible Subordinated Notes due 2005" of the Company. Their Stated Maturity shall be April 1, 2005 and they shall bear interest at the rate of 4 3/4% per annum, from the date of original issuance of Notes pursuant to this Indenture or from the most recent Interest Payment Date to which interest has been paid or duly provided for, as the case may be, payable semi-annually on April 1 and October 1 commencing October 1, 1998, until the principal thereof is paid or made available for payment.

     The principal of and premium and liquidated damages, if any, and interest on the Notes shall be payable (i) in respect of Notes held of record by the Depositary or its nominee in same day funds on or prior to the respective payment dates and (ii) in respect of Notes held of record by Holders other than the Depositary or its nominee in same day funds at the office or agency of the Company maintained for such purpose pursuant to Section 1002; provided, however, that at the option of the Company payment of interest to Holders of record other than the Depositary may be made by check mailed to the address of the Person entitled thereto as such address shall appear in the Note Register.

     The  Notes  shall be  subject  to the  transfer  restrictions  set forth in
Section 305.

     The Notes shall be redeemable as provided in Article Eleven.

     The Notes shall be subordinated in right of payment to Senior Indebtedness as provided in Article Twelve.

     The Notes shall be convertible as provided in Article Thirteen.

     The Notes shall be subject to repurchase at the option of the Holder as provided in Article Fourteen.

     Neither the Company nor the Trustee shall have any responsibility for any defect in the CUSIP number that appears on any Note, check, advance of payment or redemption notice, and any such document may contain a statement to the effect that CUSIP numbers have been assigned by an independent service for convenience of reference and that neither the Company nor the Trustee shall be liable for any inaccuracy in such numbers.

SECTION 302.  Denominations.

     The Notes shall be issuable only in fully registered form without coupons and only in denominations of $1,000 and any integral multiple thereof.

SECTION 303.  Execution, Authentication, Delivery and Dating.

     The Notes shall be executed on behalf of the Company by its Chairman of the Board, its Chief Executive Officer, its President or one of its Vice Presidents, under its corporate seal or a facsimile thereof reproduced thereon attested by its Secretary or one of its Assistant Secretaries. The signature of any of these officers on the Notes may be manual or facsimile.

     Notes bearing the manual or facsimile signatures of individuals who were at any time the proper officers of the Company shall bind the Company, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Notes or did not hold such offices at the date of such Notes.

     At any time and from time to time after the execution and delivery of this Indenture, the Company may deliver Notes executed by the Company to the Trustee for authentication, together with a Company Order for the authentication and delivery of such Notes; and the Trustee in accordance with such Company Order shall either at one time or from time to time pursuant to such instructions as may be described therein authenticate and deliver such Notes as in this Indenture provided and not otherwise. Such Company Order shall specify the amount of Notes to be authenticated and the date on which the original issue of Notes is to be authenticated, and shall certify that all conditions precedent to the issuance of such Notes contained in this Indenture have been complied with. The aggregate principal amount of Notes Outstanding at any time may not exceed the amount set forth above except as provided in Section 306.

     Each Note shall be dated the date of its authentication.

     No Note shall be entitled to any benefit under this Indenture or be valid or obligatory for any purpose unless there appears on such Note a certificate of authentication substantially in the form provided for herein duly executed by the Trustee by manual signature, and such certificate upon any Note shall be conclusive evidence, and the only evidence, that such Note has been duly authenticated and delivered hereunder and is entitled to the benefits of the Indenture. The Trustee may appoint an Authenticating Agent pursuant to the terms of Section 614.

SECTION 304.  Temporary Notes.

     Pending the preparation of Definitive Notes, the Company may execute, and upon Company Order the Trustee shall authenticate and deliver, temporary Notes which are printed, lithographed, typewritten, mimeographed or otherwise produced, in any authorized denomination, substantially of the tenor of the Definitive Notes in lieu of which they are issued and with such appropriate insertions, omissions, substitutions and other variations as the officers executing such Notes may determine, as evidenced by their execution of such Notes. Every such temporary Note shall be executed by the Company and shall be authenticated and delivered by the Trustee upon the same conditions and in substantially the same manner, and with the same effect, as the Definitive Note or Notes in lieu of which it is issued.

     Not including Global Notes, if temporary Notes are issued, the Company will cause Definitive Notes to be prepared without unreasonable delay. After the preparation of Definitive Notes, the temporary Notes shall be exchangeable for Definitive Notes upon surrender of the temporary Notes at any office or agency of the Company designated pursuant to Section 1002, without charge to the Holder. Upon surrender for cancellation of any one or more temporary Notes the Company shall execute and the Trustee shall authenticate and deliver in exchange therefor one or more Definitive Notes of a like principal amount of authorized denominations. Until so exchanged the temporary Notes shall in all respects be entitled to the same benefits under this Indenture as Definitive Notes.

SECTION 305.  Registration; Registration of Transfer and Exchange.

         (a) The Company shall cause to be kept at the Corporate Trust Office of the Trustee a register (the register maintained in such office and in any other office or agency designated pursuant to Section 1002 being herein sometimes collectively referred to as the "Note Register") in which, subject to such reasonable regulations as it may prescribe, the Company shall provide for the registration of Notes and of transfers of Notes. The Note Register shall be in written form or in any form capable of being converted into written form within a reasonably prompt period of time. The Trustee is hereby appointed "Note Registrar" for the purpose of registering Notes and transfers of Notes as herein provided. At all reasonable times the Note Register shall be open for inspection by the Company.

     The Company initially appoints The Depository Trust Company ("DTC") to act as depositary (the "Depositary") with respect to the Global Note(s).

     The Company initially appoints the Trustee to act as Notes Custodian with respect to the Global Note(s).

         (b) With respect to the transfer and exchange of Definitive Notes, when Definitive Notes are presented to the Note Registrar with the request (x) to register the transfer of the Definitive Notes or (y) to exchange such Definitive Notes for an equal principal amount of Definitive Notes of other authorized denominations, the Note Registrar shall register the transfer or make the exchange as requested if its requirements for such transactions are met; provided, however, that the Definitive Notes presented or surrendered for register of transfer or exchange:

                  (i) shall be duly endorsed or accompanied by a written instruction of transfer in form satisfactory to the Note Registrar duly executed by the Holder thereof or by its attorney, duly authorized in writing; and

                  (ii) shall, in the case of Transfer Restricted Securities that are Definitive Notes, be accompanied by the following additional information and documents, as applicable:

                      (A) if such Transfer Restricted Security is being delivered to the Note Registrar by a Holder for registration in the name of such Holder, without transfer, a certification from such Holder to that effect (in substantially the form of Exhibit A hereto); or

                      (B) if such Transfer Restricted Security is being transferred to a "qualified institutional buyer" (as defined in Rule 144A under the Securities Act) in reliance on Rule 144A under the Securities Act or pursuant to an exemption from registration in accordance with Rule 144 or Regulation S under the Securities Act or pursuant to an effective registration statement under the Securities Act, a certification to that effect (in substantially the form of Exhibit A hereto) and, in the case of a transfer in accordance with Rule 144A, Rule 144 or Regulation S under the Securities Act, an Opinion of Counsel reasonably acceptable to the Company to the effect that such transfer is in compliance with the Securities Act; or

                      (C) if such Transfer Restricted Security is being transferred in reliance on another exemption from the registration requirements of the Securities Act, a certification to that effect (in substantially the form of Exhibit A hereto) and an Opinion of Counsel reasonably acceptable to the Company to the effect that such transfer is in compliance with the Securities Act.

     (c) The following restrictions apply to any transfer of a Definitive Security for a beneficial interest in a 144A Global Note. A Definitive Note may not be exchanged for a beneficial interest in a 144A Global Note except until and upon satisfaction of the requirements set forth below. Upon receipt by the Trustee of a Definitive Note, duly endorsed or accompanied by appropriate instruments of transfer, in form satisfactory to the Trustee, together with:

                      (i) if such Definitive Note is a Transfer Restricted Security, certification, substantially in the form of Exhibit A hereto, that such Definitive Note is being transferred to a "qualified institutional buyer" (as defined in Rule 144A under the Securities Act) in accordance with Rule 144A and an Opinion of Counsel reasonably acceptable to the Company to the effect that such transfer is in compliance with the Securities Act; and

                      (ii) whether or not such Definitive Note is a Transfer Restricted Security, written instructions directing the Trustee to make, or to direct the Notes Custodian to make, an endorsement on the 144A Global Note to reflect an increase in the aggregate principal amount of the Notes represented by the 144A Global Note, then the Trustee shall cancel such Definitive Note and cause, or direct the Notes Custodian to cause, in accordance with the standing instructions and procedures existing between the Depositary and the Notes Custodian, the aggregate principal amount of Notes represented by the 144A Global Note to be increased accordingly. If no 144A Global Notes are then outstanding, the Company shall execute and, upon receipt of an authentication order in the form of a Company Order in accordance with Section 303, the Trustee shall authenticate a new 144A Global Note in the appropriate principal amount.

     (d) The following restrictions apply to any transfer of a Definitive Note for a beneficial interest in a Regulation S Global Note. A Definitive Note may not be exchanged for a beneficial interest in a Regulation S Global Note except until and upon satisfaction of the requirements set forth below. Upon receipt by the Trustee of a Definitive Note, duly endorsed or accompanied by appropriate instruments of transfer, in the form satisfactory to the Trustee, together with:

                      (i) if such Definitive Note is a Transfer Restricted Security, certification, substantially in the form of Exhibit A hereto, that such Definitive Note is being transferred in accordance with Regulation S and an Opinion of Counsel reasonably acceptable to the Company to the effect that such transfer is in compliance with the Securities Act; and

                      (ii) whether or not such Definitive Note is a Transfer Restricted Security, written instructions directing the Trustee to make, or to direct the Notes Custodian to make, an endorsement on the Regulation S Global Note to reflect an increase in the aggregate principal amount of the Notes represented by the Regulation S Global Note, then the Trustee shall cancel such Definitive Note and cause, or direct the Notes Custodian to cause, in accordance with the standing instructions and procedures existing between the Depositary and the Notes Custodian, the aggregate principal amount of Notes represented by the Regulation S Global Note to be increased accordingly. If no Regulation S Global Notes are then outstanding, the Company shall execute and, upon receipt of an authentication order in the form of a Company Order in accordance with
Section 303, the Trustee shall authenticate a new Regulation S Global Note in the appropriate principal amount.

     (e) The transfer and exchange of Global Notes or beneficial interests therein shall be effected through the Depositary, in accordance with this Indenture (including the restrictions on transfer set forth herein) and the procedures of the Depositary therefor.

     (f) With respect to the transfer of a beneficial interest in a 144A Global Note or a Regulation S Global Note for a Definitive Note:

                  (i) Any person having a beneficial interest in a 144A Global Note or a Regulation S Global Note may upon request exchange such beneficial interest for a Definitive Note. Upon receipt by the Trustee of written instructions or such other form of instructions as is customary for the Depositary or its nominee on behalf of any person having a beneficial interest in a 144A Global Note or a Regulation S Global Note constituting a Transfer Restricted Security only, and receipt by the Trustee of the following additional information and documents (all of which may be submitted by facsimile):

                      (A) if such beneficial interest is being transferred to the person designated by the Depositary as being the beneficial owner, a certification from such person to that effect (in substantially the form of Exhibit A hereto); or

                      (B) if such beneficial interest is being transferred to a "qualified institutional buyer" (as defined in Rule 144A under the Securities
Act) in accordance with Rule 144A under the Securities Act or pursuant to an exemption from registration in accordance with Rule 144 or Regulation S under the Securities Act or pursuant to an effective registration statement under the Securities Act, a certification to that effect from the transferor (in substantially the form of Exhibit A hereto) and, in the case of a transfer in accordance with Rule 144A, Rule 144 or Regulation S under the Securities Act, an Opinion of Counsel reasonably acceptable to the Company to the effect that such transfer is in compliance with the Securities Act; or

                      (C) if such beneficial interest is being transferred in reliance on another exemption from the registration requirements of the Securities Act, a certification to that effect from the transferee or transferor (in substantially the form of Exhibit A hereto) and an Opinion of Counsel from the transferee or transferor reasonably acceptable to the Company to the effect that such transfer is in compliance with the Securities Act, then the Trustee or the Notes Custodian, at the direction of the Trustee, will cause, in accordance with the standing instructions and procedures existing between the Depositary and the Notes Custodian, the aggregate principal amount of the Global Note to be reduced and, following such reduction, the Company will execute and, upon receipt of an authentication order in the form of a Company Order in accordance with Section 303, the Trustee will authenticate and deliver to the transferee a Definitive Note.

                  (ii) Definitive Notes issued in exchange for a beneficial interest in a 144A Global Note or a Regulation S Global Note pursuant to this
Section 305 shall be registered in such names and in such authorized denominations as the Depositary, pursuant to instructions from its direct or indirect participants or otherwise, shall instruct the Trustee. The Trustee shall deliver such Definitive Notes to the persons in whose names such Notes are so registered.

     (g) With respect to the transfer of a beneficial interest in a Regulation S Global Note for a beneficial interest in a 144A Global Note, any person having a beneficial interest in a Regulation S Global Note may upon request exchange such beneficial interest for an interest in a 144A Global Note. Upon receipt by the Trustee of written instructions or such other form of instructions as is customary for the Depositary or its nominee on behalf of any person having a beneficial interest in a Regulation S Global Note constituting a Transfer Restricted Security only, and receipt by the Trustee of the following additional information and documents (all of which may be submitted by facsimile):

                  (i) instructions given in accordance with the procedures of Euroclear or Cedel, the Depositary and the Notes Custodian, as the case may be, from or on behalf of a beneficial owner of an interest in the Regulations S
Global Note directing the Trustee, as transfer agent, to credit or cause to be credited a beneficial interest in the 144A Global Note in an amount equal to the beneficial interest in the Regulation S Global Note to be exchanged or transferred,

                  (ii) a written order given in accordance with the procedures of Euroclear or Cedel, the Depositary and the Notes Custodian, as the case may be, containing information regarding the account with the Depositary to be credited with such increase and the name of such account, and

                  (iii) a  certification  from the transferor (in  substantially the form of Exhibit A hereto) to the effect that such beneficial interest is being transferred to a "qualified institutional buyer" (as defined in Rule 144A under the Securities Act) in accordance with Rule 144A under the Securities Act and an Opinion of Counsel reasonably acceptable to the Company to the effect that such transfer is in compliance with the Securities Act, then the Trustee, as transfer agent, shall promptly deliver appropriate instructions to the Depositary, its nominee, or the custodian for the Depositary, as the case may be, to reduce or reflect on its records a reduction of the Regulation S Global Note by the aggregate principal amount of the beneficial interest in such Regulation S Global Note to be exchanged or transferred, and the Trustee, as transfer agent, shall promptly deliver appropriate instructions to the Depositary, its nominee, or the custodian for the Depositary, as the case may be, concurrently with such reduction, increase or reflect on its records an increase of the principal amount of the 144A Global Note by the aggregate principal amount of the beneficial interest in the Regulation S Global Note to be so exchanged or transferred, and to credit or cause to be credited to the account of the person specified in such instructions a beneficial interest in the 144A Global Note equal to the reduction in the principal amount of the Regulation S Global Note.

     (h) With respect to the transfer of a beneficial interest in a 144A Global Note for a beneficial interest in a Regulation S Global Note, any person having a beneficial interest in a 144A Global Note may upon request exchange such beneficial interest for an interest in a Regulation S Global Note. Upon receipt by the Trustee of written instructions or such other form of instructions as is customary for the Depositary or its nominee on behalf of any person having a beneficial interest in a 144A Global Note constituting a Transfer Restricted
Security only, and receipt by the Trustee of the following additional information and documents (all of which may be submitted by facsimile):

                  (i) instructions given in accordance with the procedures of the Depositary and the Notes Custodian, as the case may be, from or on behalf of a holder of a beneficial interest in the 144A Global Note, directing the Trustee, as transfer agent, to credit or cause to be credited a beneficial interest in the Regulation S Global Note in an amount equal to the beneficial interest in the 144A Global Note to be exchanged or transferred,

                  (ii) a written order given in accordance with the procedures of the Depositary and the Notes Custodian, as the case may be, containing information regarding the Euroclear or Cedel account to be credited with such increase and the name of such account, and

                  (iii) a certification from the transferor (in substantially the form of Exhibit A hereto) to the effect that such beneficial interest is being transferred in accordance with Regulation S and an Opinion of Counsel reasonably acceptable to the Company to the effect that such transfer is in compliance with the Securities Act, then the Trustee, as transfer agent, shall promptly deliver appropriate instructions to the Depositary, its nominee, or the custodian for the Depositary, as the case may be, to reduce or reflect on its records a reduction of the 144A Global Note by the aggregate principal amount of the beneficial interest in such 144A Global Note to be so exchanged or transferred from the relevant participant, and the Trustee, as transfer agent, shall promptly deliver appropriate instructions to the Depositary, its nominee, or the custodian for the Depositary, as the case may be, concurrently with such reduction, to increase or reflect on its records an increase of the principal amount of such Regulation S Global Note by the aggregate principal amount of the beneficial interest in such 144A Global Note to be so exchanged or transferred, and to credit or cause to be credited to the account of the person specified in such instructions (who shall be Morgan Guaranty Trust Company of New York, Brussels office, as operator of Euroclear or Cedel or another agent member of Euroclear or Cedel, or both, as the case may be, acting for and on behalf of them) a beneficial interest in such Regulation S Global Note equal to the reduction in the principal amount of such 144A Global Note.

     (i) Notwithstanding any other provisions of this Indenture (other than the provisions set forth in Clause (j) of this Section 305), a Global Note may not be transferred as a whole except by the Depositary to a nominee of the Depositary or by a nominee of the Depositary to the Depositary or another nominee of the Depositary or by the Depositary or any such nominee to a successor Depositary or a nominee of such successor Depositary.

     (j) The following relates to the authentication of Definitive Notes in absence of the Depositary. If at any time: (i) the Depositary for the Notes notifies the Company that the Depositary is unwilling or unable to continue as Depositary for the Global Notes and a successor Depositary for the Global Notes is not appointed by the Company within 90 days after delivery of such notice; or
(ii) the Company, at its sole discretion, notifies the Trustee in writing that it elects to cause the issuance of Definitive Notes under this Indenture, then the Company will execute, and the Trustee, upon receipt of a Company Order in accordance with Section 303 requesting the authentication and delivery of Definitive Notes, will authenticate and deliver Definitive Notes in an aggregate principal amount equal to the principal amount of the Global Notes, in exchange for such Global Notes.

     (k) (i) Except as permitted by the following paragraph (ii), each Note certificate evidencing the Global Notes and the Definitive Notes (and all Notes issued in exchange therefor or substitution thereof) shall bear a legend in substantially the following form:

     THE NOTE EVIDENCED HEREBY HAS NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAWS, AND, ACCORDINGLY, NEITHER THIS NOTE, THE SHARES OF COMMON STOCK ISSUABLE UPON CONVERSION OF THIS NOTE NOR ANY INTEREST OR PARTICIPATION HEREIN OR THEREIN MAY BE REOFFERED,

SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, REGISTRATION. UNLESS THE SHARES OF COMMON STOCK HAVE BEEN REGISTERED UNDER THE SECURITIES ACT, A HOLDER OF THIS NOTE WILL BE ABLE TO EXERCISE THE CONVERSION RIGHT ONLY IF THE HOLDER CERTIFIES THAT IT IS A "QUALIFIED INSTITUTIONAL BUYER" OR AN INSTITUTIONAL "ACCREDITED INVESTOR" AS DEFINED BELOW.

     THE HOLDER OF THIS NOTE, BY ITS ACQUISITION HEREOF, AGREES THAT IT WILL NOT, PRIOR TO THE DATE WHICH IS TWO YEARS AFTER THE LATER OF THE ORIGINAL ISSUE DATE HEREOF AND THE LAST DATE ON WHICH THE COMPANY OR ANY AFFILIATE OF THE COMPANY WAS THE OWNER OF THIS NOTE (OR ANY PREDECESSOR OF SUCH NOTE), RESELL OR OTHERWISE TRANSFER THE NOTE EVIDENCED HEREBY OR THE COMMON STOCK ISSUABLE UPON CONVERSION OF SUCH NOTE EXCEPT (A) TO THE COMPANY, OR ANY SUBSIDIARY THEREOF,
(B) INSIDE THE UNITED STATES TO A QUALIFIED INSTITUTIONAL BUYER IN COMPLIANCE WITH RULE 144A UNDER THE SECURITIES ACT, (C) INSIDE THE UNITED STATES TO AN INSTITUTIONAL ACCREDITED INVESTOR THAT, PRIOR TO SUCH TRANSFER, FURNISHES TO FIRST UNION NATIONAL BANK, AS TRUSTEE (OR A SUCCESSOR TRUSTEE, AS APPLICABLE), A SIGNED LETTER CONTAINING CERTAIN REPRESENTATIONS AND AGREEMENTS RELATING TO THE RESTRICTIONS ON TRANSFER OF THE NOTE EVIDENCED HEREBY (THE FORM OF WHICH LETTER CAN BE OBTAINED FROM SUCH TRUSTEE OR SUCCESSOR TRUSTEE, AS APPLICABLE), (D) OUTSIDE THE UNITED STATES IN AN OFFSHORE TRANSACTION IN COMPLIANCE WITH
REGULATION S UNDER THE SECURITIES ACT, (E) PURSUANT TO THE EXEMPTION FROM REGISTRATION PROVIDED BY RULE 144 UNDER THE SECURITIES ACT (IF AVAILABLE) OR (F) PURSUANT TO A REGISTRATION STATEMENT WHICH HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT (AND WHICH CONTINUES TO BE EFFECTIVE AT THE TIME OF SUCH
TRANSFER); AND AGREES THAT IT WILL DELIVER TO EACH PERSON TO WHOM THE NOTE EVIDENCED HEREBY IS TRANSFERRED A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND. IN CONNECTION WITH ANY TRANSFER OF THE NOTE EVIDENCED HEREBY, OR THE SHARES OF COMMON STOCK ISSUABLE UPON CONVERSION THEREOF, WITHIN TWO YEARS AFTER THE ORIGINAL ISSUANCE OF SUCH NOTE, THE HOLDER MUST CHECK THE APPROPRIATE BOX SET FORTH ON THE REVERSE HEREOF RELATING TO THE MANNER OF SUCH TRANSFER AND SUBMIT THIS CERTIFICATE TO FIRST UNION NATIONAL BANK, AS TRUSTEE (OR A SUCCESSOR TRUSTEE, AS APPLICABLE). IF THE PROPOSED TRANSFEREE IS AN INSTITUTIONAL ACCREDITED INVESTOR OR A PURCHASER WHO IS NOT A U.S. PERSON, THE HOLDER MUST, PRIOR TO SUCH TRANSFER, FURNISH TO FIRST UNION NATIONAL BANK, AS TRUSTEE (OR A SUCCESSOR TRUSTEE, AS APPLICABLE), SUCH CERTIFICATIONS, LEGAL OPINIONS OR OTHER INFORMATION AS IT MAY REASONABLY REQUIRE TO CONFIRM THAT SUCH

TRANSFER IS BEING MADE PURSUANT TO AN EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT. THIS LEGEND WILL BE REMOVED UPON ANY TRANSFER OF THE NOTE EVIDENCED HEREBY, OR THE SHARES OF COMMON STOCK ISSUED UPON CONVERSION THEREOF, AFTER THE EXPIRATION OF TWO YEARS FROM THE ORIGINAL ISSUANCE OF THE NOTE EVIDENCED HEREBY. AS USED HEREIN, THE TERMS "OFFSHORE TRANSACTION," "UNITED STATES" AND "U.S. PERSON" HAVE THE MEANINGS GIVEN TO THEM BY REGULATION S UNDER THE SECURITIES ACT.

                  (ii) Upon any sale or transfer of a Transfer Restricted Security (including any Transfer Restricted Security represented by a Global
Note) pursuant to Rule 144 under the Securities Act or an effective registration statement under the Securities Act (including the Shelf Registration Statement) or on or after the Resale Restriction Termination Date:

                           (A) in the case of any Transfer  Restricted  Security
that is a Definitive Note, the Note Registrar shall permit the Holder thereof to exchange such Transfer Restricted Security for a Definitive Note that does not bear the legend set forth above and rescind any restriction on the transfer of such Transfer Restricted Security; provided, however, that with respect to a transfer made in reliance upon Rule 144 or an effective registration statement, the Holders thereof shall certify in writing to the Note Registrar that such request is being made pursuant to Rule 144 or an effective registration statement (such Certification to be substantially in the form of Exhibit A hereto) and, in the case of a transfer made in reliance upon Rule 144, shall be accompanied by an Opinion of Counsel reasonably acceptable to the Company to the effect that such transfer is in compliance with the Securities Act; and

                           (B) any such Transfer Restricted Security represented
by a Global Note shall not be subject to the provisions set forth in (i) above (such sales or transfers being subject only to the provisions of Section 305(e) hereon; provided, however, that with respect to any request for an exchange of a Transfer Restricted Security that is represented by a Global Note for a Definitive Note that does not bear a legend, which request is made in reliance upon Rule 144 or an effective registration statement, the Holder thereof shall certify in writing to the Note Registrar that such request is being made pursuant to Rule 144 or an effective registration statement (such certification to be substantially in the form of Exhibit A hereto) and, in the case of a transfer made in reliance upon Rule 144, shall be accompanied by an Opinion of Counsel reasonably acceptable to the Company to the effect that such transfer is in compliance with the Securities Act.

     (1) At such time as all beneficial interests in a Global Note have either been exchanged for Definitive Notes, redeemed, repurchased or cancelled, such Global Note shall be returned to or retained and cancelled by the Trustee. At any time prior to such cancellation, if any beneficial interest in a Global Note is exchanged for Definitive Notes, redeemed, repurchased or cancelled, the principal amount of Notes represented by such Global Note shall be reduced and an endorsement shall be made on such Global Note, by the Trustee or the Notes Custodian, at the direction of the Trustee, to reflect such reduction.

     (m) All Definitive Notes and Global Notes issued upon any registration of transfer or exchange of Definitive Notes or Global Notes shall be the valid obligations of the Company, evidencing the same debt, and entitled to the same benefits under this Indenture, as the Definitive Notes or Global Notes surrendered upon such registration of transfer or exchange.

     (n) To the extent requested by the Trustee, all Notes the transfer, exchange and/or registration of which is effectuated pursuant to this Section 305 shall be accompanied by an Officers' Certificate of the Company, certifying that such transfer, exchange and/or registration is authorized by the Company and permitted hereunder.

     To permit registrations of transfer and exchanges, the Company shall execute and the Trustee shall authenticate Definitive Notes and Global Notes at the Note Registrar's request.

     No service charge to a Holder shall be made for any registration of transfer or exchange of Notes except as provided in Section 306. The Company may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer or exchange of Notes, other than exchanges pursuant to Section 304, 906, 1108 or 1302 not involving any transfer.

     The Company or the Note Registrar shall not be required (i) to issue, register the transfer of or exchange any Note during a period beginning at the opening of business 15 days before the day of the mailing of a notice of redemption of Notes selected for redemption under Section 1104 and ending at the close of business on the day of such mailing, (ii) to register the transfer of or exchange any Definitive Note or beneficial interest in any Global Note so selected for redemption in whole or in part, except the unredeemed portion of any Definitive Note being redeemed in part or (iii) to register the transfer of or exchange of any Definitive Note or beneficial interest in any Global Note surrendered for conversion pursuant to Article Thirteen or repurchase pursuant to Article Fourteen.

SECTION 306.  Mutilated, Destroyed,  Lost and Stolen Notes.

         If any mutilated Note is surrendered to the Trustee, the Company shall execute and the Trustee shall authenticate and deliver in exchange therefor a new Note of like tenor and principal amount and bearing a number not contemporaneously outstanding.

         If there shall be delivered to the Company and the Trustee (i) evidence to their satisfaction of the destruction, loss or theft of any Note and (ii) such security or indemnity as may be required by them to save each of them and any agent of either of them harmless, then, in the absence of notice to the Company or the Trustee that such Note has been acquired by a bona fide purchaser, the Company shall execute and the Trustee shall authenticate and deliver, in lieu of any such destroyed, lost or stolen Note, a new Note of like tenor and principal amount and bearing a number not contemporaneously outstanding. The Trustee may charge the Company for the Trustee's expenses in replacing such Note.

         In case any such mutilated, destroyed, lost or stolen Note has become or is about to become due and payable or is about to be converted into Common Stock, the Company in its discretion may, instead of issuing a new Note, pay such Note or convert or authorize the conversion of the same if the applicant for such payment or conversion shall furnish to the Company or to the Trustee, if applicable, or to such authenticating agent such security or indemnity as set forth above.

         Upon the issuance of any new Note under this Section, the Company may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee) connected therewith.

         Every new Note issued pursuant to this Section in lieu of any destroyed, lost or stolen Note shall constitute an original additional contractual obligation of the Company, whether or not the destroyed, lost or stolen Note shall be at any time enforceable by anyone, and shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Notes duly issued hereunder.

         The provisions of this Section are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Notes.

SECTION 307.  Payment of Interest; Interest Rights Preserved.

         Interest on any Note which is payable, and is punctually paid or duly provided for, on any Interest Payment Date shall be paid to the Person in whose name that Note (or one or more Predecessor Notes) is registered at the close of business on the Regular Record Date for such interest. Payment of interest will be made in same day funds at the office of the Trustee in Atlanta, Georgia or at such other office or agency of the Company as it shall maintain for that purpose pursuant to Section 1002, provided, however, that, at the option of the Company, interest on any Note held of record by Holders other than the Depositary or its nominee may be paid by mailing checks to the addresses of the Holders thereof as such addresses appear in the Notes Register.

         Any interest on any Note which is payable, but is not punctually paid or duly provided for, on any Interest Payment Date (herein called "Defaulted Interest") shall forthwith cease to be payable to the Holder on the relevant Regular Record Date by virtue of having been such Holder, and such Defaulted Interest may be paid by the Company, at its election in each case, as provided in Clause (1) or (2) below:

                  (1) The Company may elect to make payment of any Defaulted Interest to the Persons in whose names the Notes (or their respective Predecessor Notes) are registered at the close of business on a Special Record Date for the payment of such Defaulted Interest which shall be fixed in the following manner. The Company shall notify the Trustee in writing of the amount of Defaulted Interest proposed to be paid on each Note and the date of the proposed payment, and at the same time the Company shall deposit with the Trustee an amount of money equal to the aggregate amount proposed to be paid in respect of such Defaulted Interest or shall make arrangements satisfactory to the Trustee for such deposit prior to the date of the proposed payment, such money when deposited to be held in trust for the benefit of the Persons entitled to such Defaulted Interest as in this Clause provided. Thereupon the Trustee shall fix a Special Record Date for the payment of such Defaulted Interest which shall be not more than 15 days and not less than 10 days prior to the date of the proposed payment and not less than 10 days after the receipt by the Trustee of the notice of the proposed payment. The Trustee shall promptly notify the Company of such Special Record Date and, in the name and at the expense of the Company, shall cause notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor to be mailed, first-class postage prepaid, to each Holder at his address as it appears in the Note Register, not less than 10 days prior to such Special Record Date. Notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor having been so mailed, such Defaulted Interest shall be paid to the Persons in whose names the Notes (or their respective Predecessor Notes) are registered at the close of business on such Special Record Date and shall no longer be payable pursuant to the following Clause (2).

                  (2) The Company may make payment of any Defaulted Interest in any other lawful manner not inconsistent with the requirements of any securities exchange or authorized quotation system on which the Notes may be listed or designated for listing, and upon such notice as may be required by such exchange or authorized quotation system, if, after notice given by the Company to the Trustee of the proposed payment pursuant to this Clause, such manner of payment shall be deemed practicable by the Trustee.

                  Subject to the foregoing provisions of this Section, each Note delivered under this Indenture upon registration of transfer of or in exchange for or in lieu of any other Note shall carry the rights to interest accrued and unpaid, and to accrue, which were carried by such other Note. In the case of any Note which is converted after any Regular Record Date and on or prior to the Business Day next preceding next succeeding Interest Payment Date (other than any Note whose Maturity is prior to such Interest Payment Date), interest whose Stated Maturity is on such Interest Payment Date shall be payable on such Interest Payment Date notwithstanding such conversion, and such interest (whether or not punctually paid or duly provided for) shall be paid to the Person in whose name that Note (or one or more Predecessor Notes) is registered at the close of business on such Regular Record Date provided, however, that Notes so surrendered for conversion shall (except in the case of Notes or portions thereof called for redemption, which is addressed in Article 11 and in
Section 1302 below) be accompanied by payment in funds acceptable to the Company of an amount equal to the interest payable on such Interest Payment Date on the principal amount being surrendered for conversion. Except as otherwise expressly provided above in Clause (2) of this Section 307, in Article 11 and in Section 1302, in the case of any Note which is converted, interest whose Stated Maturity is after the date of conversion of such Note shall not be payable.

SECTION 308. Persons Deemed Owners. Prior to due presentment of a Note for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name such Note is registered as the owner of such Note for the purpose of receiving payment of principal of and premium, if any, and (subject to Section 307) interest on such Note and for all other purposes whatsoever, whether or not such Note be overdue, and neither the Company, the Trustee nor any agent of the Company or the Trustee shall be affected by notice to the contrary.

SECTION 309. Cancellation. All Notes surrendered for payment, redemption, registration of transfer, exchange or conversion shall, if surrendered to any Person other than the Trustee, be delivered to the Trustee and shall be promptly canceled by it. The Company may at any time deliver to the Trustee for cancellation any Notes previously authenticated and delivered hereunder which the Company may have acquired in any manner whatsoever, and all Notes so delivered shall be promptly canceled by the Trustee. No Notes shall be authenticated in lieu of or in exchange for any Notes canceled as provided in this Section, except as expressly permitted by this Indenture. All canceled Notes held by the Trustee shall be destroyed by the Trustee, unless otherwise directed by a Company Order.

SECTION 310. Computation of Interest. Interest on the Notes shall be computed on the basis of a 360-day year of twelve 30-day months.

                                  ARTICLE FOUR

                           Satisfaction and Discharge

SECTION 401.  Satisfaction and Discharge of Indenture.

         This Indenture shall upon Company Request cease to be of further effect (except as expressly provided for in this Article Four), and the Trustee, at the expense of the Company, shall execute proper instruments acknowledging satisfaction and discharge of this Indenture, when (1) either (A) all Notes theretofore authenticated and delivered (other than (i) Notes which have been destroyed, lost or stolen and which have been replaced or paid as provided in
Section 306 and (ii) Notes for whose payment money has theretofore been deposited in trust or segregated and held in trust by the Company and thereafter repaid to the Company or discharged from such trust, as provided in Section
1003) have been delivered to the Trustee for cancellation; or

         (B) all such Notes not theretofore delivered to the Trustee for cancellation

                  (i) have become due and payable, or

                  (ii) will become due and payable at their Stated Maturity within one year, or

                  (iii) are to be called for redemption within one year under arrangements satisfactory to the Trustee for the giving of notice of redemption by the Trustee in the name, and at the expense, of the Company, or

                  (iv) are delivered to the Trustee for Conversion in accordance with Article Thirteen, and the Company, in the case of (i), (ii), (iii) or (iv) above, has irrevocably deposited or caused to be deposited with the Trustee as trust funds in trust for the purpose an amount in cash sufficient (without consideration of any investment of such cash) to pay and discharge the entire indebtedness on such Notes not theretofore delivered to the Trustee for cancellation for principal and premium, if any, and interest to the date of such deposit (in the case of Notes which have become due and payable) or to the Stated Maturity or Redemption Date, as the case may be; provided that the Trustee shall have been irrevocably instructed to apply such amount to said payments with respect to the Notes; (2) the Company has paid or caused to be paid all other sums payable hereunder by the Company; and (3) the Company has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that all conditions precedent herein provided for relating to the satisfaction and discharge of this Indenture have been complied with. Notwithstanding the satisfaction and discharge of this Indenture, the following rights or obligations under the Notes and this Indenture shall survive until otherwise terminated or discharged hereunder: (a) Article Thirteen, Article Fourteen and the Company's obligations under Sections 304, 305, 306, 1002 and 1003, in each case with respect to any Notes described in subclause (B) of Clause (1) of this Section, (b) this Article Four, (c) the rights, powers, trusts, duties and immunities of the Trustee hereunder, including the obligations of the Company to the Trustee under Section 607, and the obligations of the Trustee to any Authenticating Agent under

Section 614 and (d) if money shall have been deposited with the Trustee pursuant to subclause (B) of Clause (1) of this Section , the rights of Holders of any Notes described in subclause (B) of Clause (1) of this Section to receive, solely from the trust fund described in such subclause (B), payments in respect of the principal of, and premium (if any), liquidated damages (if any), and interest on, such Notes when such payment are due.

SECTION 402. Application of Trust Money. Subject to the provisions of the last paragraph of Section 1003 and Section 506, all money deposited with the Trustee pursuant to Section 401 shall be held in trust and applied by it, in accordance with the provisions of the Notes and this Indenture, to the payment, either directly or through any Paying Agent (including the Company acting as its own Paying Agent) as the Trustee may determine, to the Persons entitled thereto, of the principal and premium, if any, and interest for whose payment such money has been deposited with the Trustee. All moneys deposited with the Trustee pursuant to Section 401 (and held by it or any Paying Agent) for the payment of Notes subsequently converted shall be returned to the Company upon Company Request.

SECTION 403. Reinstatement. If the Trustee or the Paying Agent is unable to apply any money in accordance with this Article Four by reason of any order or judgment of any court or governmental authority enjoining, restraining or otherwise prohibiting such application, then the Company's obligations under this Indenture and the Notes shall be revived and reinstated as though no deposit had occurred pursuant to this Article Four until such time as the Trustee or Paying Agent is permitted to apply all money held in trust with respect to the Notes; provided, however, that if the Company makes any payment of principal of, or any premium or interest on, any Note following the reinstatement of its obligations, the Company shall be subrogated to the rights of the Holders of the Notes to receive such payment from the money so held in trust.

                                  ARTICLE FIVE

                                    Remedies

SECTION 501.  Events of Default.

         "Event of Default," wherever used herein, means any one of the following events (whatever the reason for such Event of Default and whether it shall be occasioned by the provisions of Article Twelve or be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body);

                  (1) default in the payment of the principal of, or premium, if any, on any Note at its Maturity, whether or not such payment is prohibited by the provisions of Article Twelve; or

                  (2) default in the payment of any interest and liquidated damages, if any, upon any Note when it becomes due and payable, whether or not such payment is prohibited by the provisions of Article Twelve, and continuance of such default for a period of 30 days; or

                  (3) failure to provide timely notice of a Repurchase Event as required in accordance with the provisions of Article Fourteen; or

                  (4) default in the payment of the Repurchase Price in respect of any Note on the Repurchase Date therefor in accordance with the provisions of Article Fourteen, whether or not such payment is prohibited by the provisions of Article Twelve; or

                  (5) default in the performance, or breach, of any covenant or warranty of the Company in this Indenture (other than a covenant or warranty a default in whose performance or whose breach is elsewhere in this Section specifically dealt with), and continuance of such default or breach for a period of 60 days after there has been given, by registered or certified mail, to the Company by the Trustee or to the Company and the Trustee by the Holders of at least 25% in principal amount of the Outstanding Notes a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a "Notice of Default" hereunder; or

                  (6) default under one or more bonds, debentures, notes or other evidences of indebtedness for money borrowed by the Company or any Subsidiary or under one or more mortgages, indentures or instruments under which there may be issued or by which there may be secured or evidenced any indebtedness for money borrowed by the Company or any Subsidiary, whether such indebtedness now exists or shall hereafter be created, which default individually or in the aggregate shall constitute a failure to pay the principal of indebtedness in excess of $10,000,000 when due and payable after the expiration of any applicable grace period with respect thereto or shall have resulted in indebtedness in excess of $10,000,000 becoming or being declared due and payable prior to the date on which it would otherwise have become due and payable, without such indebtedness having been discharged, or such acceleration having been rescinded or annulled, within a period of 30 days after there shall have been given, by registered or certified mail, to the Company by the Trustee or to the Company and the Trustee by the Holders of at least 25% in principal amount of the Outstanding Notes a written notice specifying such default and requiring the Company to cause such indebtedness to be discharged or cause such acceleration to be rescinded or annulled and stating that such notice is a "Notice of Default" hereunder; provided, however, that this Clause (6) of this
Section 501 shall not apply to the failure to pay any outstanding purchase money debt incurred by the Company or any Subsidiary in connection with the purchase, lease, or other acquisition of assets or all or any portion of a business entity if: (i) the failure to pay such purchase money debt is the result of a bona fide dispute with respect thereto, (ii) the Company provides written notice to the Trustee of such dispute with a reasonably detailed explanation of the dispute and the amount in controversy, (iii) the Company segregates from other funds of the Company at least the maximum amount payable with respect to the issue in dispute to be used to pay such purchase money debt if, upon final resolution of the dispute, it is determined that such debt is due and payable by the Company or any Subsidiary, and (iv) no other creditor of the Company or any Subsidiary has the right to accelerate any obligation or to exercise any remedies as a secured creditor as a result of such default on such purchase money debt; or

                  (7) the entry by a court having jurisdiction in the premises of (A) a decree or order for relief in respect of the Company or any Subsidiary in an involuntary case or proceeding under any applicable Federal or State bankruptcy, insolvency, reorganization or other similar law or (B) a decree or order adjudging the Company or any Subsidiary as bankrupt or insolvent, or approving as properly filed a petition seeking reorganization, arrangement, adjustment or composition of or in respect of the Company or any Subsidiary under any applicable Federal or State law, or appointing a custodian, receiver, liquidator, assignee, trustee, sequestrator or other similar official of the Company or any Subsidiary or of any substantial part of its property, or ordering the winding up or liquidation of its affairs, and the continuance of any such decree or order for relief or any such other decree or order unstayed and in effect for a period of 120 consecutive days; or

                  (8) the commencement by the Company or any Subsidiary of a voluntary case or proceeding under any applicable Federal or State bankruptcy, insolvency, reorganization or other similar law or of any other case or proceeding to be adjudicated a bankrupt or insolvent, or the consent by it to the entry of a decree or order for relief in respect of the Company or any Subsidiary in an involuntary case or proceeding under any applicable Federal or State bankruptcy, insolvency, reorganization or other similar law or to the commencement of any bankruptcy or insolvency case or proceeding against it, or the filing by it of a petition or answer or consent seeking reorganization or relief under any applicable Federal or State law, or the consent by it to the filing of such petition or to the appointment of or taking possession by a custodian, receiver, liquidator, assignee, trustee, sequestrator or other similar official of the Company or any Subsidiary or of any substantial part of its property, or the making by it of a general assignment for the benefit of creditors, or the admission by it in writing of its inability to pay its debts generally as they become due, or the taking of corporate action by the Company or any Subsidiary in furtherance of any such action.

         Upon  receipt by the Trustee of any Notice of Default  pursuant to this
Section 501, a record date shall automatically and without any other action by any Person be set for the purpose of determining the Holders of Outstanding Notes entitled to join in such Notice of Default, which record date shall be the close of business on the day the Trustee receives such Notice of Default. The Holders of Outstanding Notes on such record date (or their duly appointed agents), and only such Persons, shall be entitled to join in such Notice of Default, whether or not such Holders remain Holders after such record date; provided, that unless such Notice of Default shall have become effective by virtue of the Holders of the requisite principal amount of Outstanding Notes on such record date (or their duly appointed agents) having joined therein on or prior to the 90th day after such record date, such Notice of Default shall automatically and without any action by any Person be canceled and of no further force or effect.

SECTION 502.  Acceleration of Maturity; and Annulment.

         If an Event of Default (other than as specified in subparagraph (7) or (8) of Section 501) occurs and is continuing, then and in every such case the Trustee or the Holders of not less than 25% in principal amount of the Outstanding Notes may declare the principal of all the Notes to be due and payable immediately, by a notice in writing to the Company (and to the Trustee if given by Holders), and upon any such declaration such principal plus any interest accrued on the Notes to the date of declaration shall become immediately due and payable. If an Event of Default specified in subparagraph
(7) or (8) of Section 501 occurs and is continuing, then the principal of, premium, if any, and accrued and unpaid interest, if any, and liquidated damages, if any, on all of the Notes shall ipso facto become and be immediately due and payable without any declaration or other act on the part of the Trustee or any Holder of Notes.

         At any time after such a declaration of acceleration has been made and before a judgment or decree for payment of the money due has been obtained by the Trustee as hereinafter in this Article provided, the Holders of a majority in principal amount of the Outstanding Notes, by written notice to the Company and the Trustee, may rescind and annul such declaration and its consequences if

                  (1) the Company has paid or deposited with the Trustee a sum sufficient to pay

                           (A) all overdue interest on all Notes,

                           (B) the  principal  of and  premium,  if any,  on any
Notes which have become due otherwise than by such declaration of acceleration and interest thereon at the rate borne by the Notes,

                           (C) to the extent  that  payment of such  interest is
lawful, interest upon overdue interest at the rate borne by the Notes, and

                           (D) all sums paid or advanced by the Trustee and each
predecessor Trustee, their respective agents and counsel hereunder and the reasonable compensation, expenses, disbursements and advances of the Trustee and each predecessor Trustee, their respective agents and counsel; and

                  (2) all Events of Default, other than the nonpayment of the principal of, premium, if any, and interest on the Notes that has become due solely by such declaration of acceleration, have been cured or waived as provided in Section 513. No such rescission and waiver shall affect any subsequent default or impair any right consequent thereon.

         Upon receipt by the Trustee of any declaration of acceleration, or any rescission and annulment of any such declaration, pursuant to this Section 502, a record date shall automatically and without any other action by any Person be set for the purpose of determining the Holders of Outstanding Notes entitled to join in such declaration, or rescission and annulment, as the case may be, which record date shall be the close of business on the day the Trustee receives such declaration, or rescission and annulment, as the case may be. The Holders of Outstanding Notes on such record date (or their duly appointed agents), and only such Persons, shall be entitled to join in such declaration, or rescission and annulment, as the case may be, whether or not such Holders remain Holders after such record date; provided, that unless such declaration, or rescission and annulment, as the case may be, shall have become effective by virtue of Holders of the requisite principal amount of Outstanding Notes on such record date (or their duly appointed agents) having joined therein on or prior to the 90th day after such record date, such declaration, or rescission and annulment, as the case may be, shall automatically and without any action by any Person be canceled and of no further force or effect.

SECTION 503.  Collection of Indebtedness and Suits for Enforcement by Trustee.

         The Company covenants that if

         (1) default is made in the payment of any interest on any Note when such interest becomes due and payable and such default continues for a period of 30 days, or

         (2) default is made in the payment of the principal of or premium, if any, on any Note at the Maturity thereof, the Company will, upon demand of the Trustee, pay to it, for the benefit of the Holders of such Notes, the whole amount then due and payable on such Notes for principal of, and premium, if any, and interest, and, to the extent that payment of such interest shall be legally enforceable, interest, on any overdue principal and premium, if any, and on any overdue interest, at the rate borne by the Notes, and, in addition thereto, such further amount as shall be sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Trustee and each predecessor Trustee, their respective agents and counsel, and any other amounts due the Trustee or any predecessor Trustee under Section 607.

         If the Company fails to pay such amounts forthwith upon such demand, the Trustee, in its own name and as trustee of an express trust, may institute a judicial proceeding for the collection of the sums so due and unpaid and may prosecute any such proceeding to judgment or final decree, and may enforce the same against the Company (or any other obligor the Notes) and collect the moneys adjudged or decreed to be payable in the manner provided by law out of the property of the Company (or any other obligor upon the Notes), wherever situated.

         If an Event of Default occurs and is continuing, the Trustee may in its discretion proceed to protect and enforce its rights and the rights of the Holders by such appropriate judicial proceedings as the Trustee shall deem most effectual to protect and enforce any such rights, whether for the specific enforcement of any covenant or agreement in this Indenture or in aid of the exercise of any power granted herein, or to enforce any other proper remedy.

SECTION 504.  Trustee May File Proofs of Claim.

         In case of any judicial proceeding relative to the Company (or any other obligor upon the Notes), its property or its creditors, the Trustee shall be entitled and empowered, by intervention in such proceeding or otherwise, to take any and all actions authorized under the Trust Indenture Act in order to have the claims of the Holders and the Trustee allowed in any such proceeding. In particular, the Trustee shall be authorized to collect and receive any moneys or other property payable or deliverable on any such claims and to distribute the same; and any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such judicial proceeding is hereby authorized by each Holder to make such payments to the Trustee and, in the event that the Trustee shall consent to the making of such payments directly to the Holders, to pay to the Trustee any amount due it and each predecessor Trustee for the reasonable compensation, expenses, disbursements and advances of the Trustee and each predecessor Trustee and their respective agents and counsel, and any other amounts due the Trustee under Section 607.

         No provision of this Indenture shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Holder any plan of reorganization, arrangement, adjustment or composition affecting the Notes or the rights of any Holder thereof or to authorize the Trustee to vote in respect of the claim of any Holder in any such proceeding; provided, however, that the Trustee may, on behalf of the Holders, vote for the election of a trustee in bankruptcy or similar official and may be a member of the Creditors' Committee.

SECTION 505. Trustee May Enforce Claims Without Possession of Notes. All rights of action and claims under this Indenture or the Notes may be prosecuted and enforced by the Trustee without the possession of any of the Notes or the production thereof in any proceeding relating thereto, and any such proceeding instituted by the Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment shall, after provision for the payment of the reasonable compensation, expenses, disbursements and advances of the Trustee and each predecessor Trustee and their respective agents and counsel, be for the ratable benefit of the Holders of the Notes in respect of which such judgment has been recovered.

SECTION 506.  Application of Money Collected.

         Any money collected by the Trustee pursuant to this Article shall be applied in the following order, at the date or dates fixed by the Trustee and, in case of the distribution of such money on account of principal or premium, if any, or interest, upon presentation of the Notes and the notation thereon of the payment if only partially paid and upon surrender thereof if fully paid:

         FIRST:  To payment of all amounts due the Trustee under Section 607;

         SECOND:   Subject  to  Article   Twelve,   to  the  holders  of  Senior
Indebtedness;

         THIRD: To the payment of the amounts then due and unpaid for principal of and premium, if any, and interest on the Notes in respect of which or for the benefit of which such money has been collected, ratably, without preference or priority of any kind, according to the amounts due and payable on such Notes for principal and premium, if any, and interest, respectively; and

         FOURTH: The balance, if any, to the Company or any other Person or Persons determined to be entitled thereto upon provision of an Officer's Certificate or other evidence reasonably satisfactory to the Trustee by the Company or such other person verifying such entitlement.

SECTION 507.  Limitation on Suits.

         No Holder of any Note shall have any right to institute any proceeding, judicial or otherwise, with respect to this Indenture, or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless

                  (1) such Holder has previously given written notice to the Trustee of a continuing Event of Default;

                  (2) the Holders of not less than 25% in principal amount of the Outstanding Notes shall have made written request to the Trustee to institute proceedings in respect of such Event of Default in its own name as Trustee hereunder;

                  (3) such Holder or Holders have offered to the Trustee reasonable indemnity satisfactory to it against the costs, expenses and liabilities to be incurred in compliance with such request;

                  (4) the Trustee for 60 days after its receipt of such notice, request and offer of indemnity has failed to institute any such proceeding; and

                  (5) no direction inconsistent with such written request has been given to the Trustee during such 60-day period by the Holders of a majority in principal amount of the Outstanding Notes; it being understood and intended that no one or more holders shall have any right in any manner whatever by virtue of, or by availing of, any provision of this Indenture to affect, disturb or prejudice the rights of any other Holders, or to obtain or to seek to obtain priority or preference over any other Holders or to enforce any right under this Indenture, except in the manner herein provided and for the equal and ratable benefit of all the Holders.

SECTION 508. Unconditional Right of Holders to Receive Principal, Premium, Interest and Liquidated Damages and to Convert. Notwithstanding any other provision in this Indenture, the Holder of any Note shall have the right, which is absolute and unconditional, to receive payment of the principal of, premium, and liquidated damages, if any, and (subject to Section 307) interest on such Note on the respective Stated Maturities expressed in such Note (or, in the case of redemption, on the Redemption Date or, in the case of a repurchase pursuant to Article Fourteen, on the Repurchase Date) and to convert such Note in accordance with Article Thirteen and to institute suit for the enforcement of any such payment and right to convert, and such rights shall not be impaired without the consent of such Holder.

SECTION 509. Restoration of Rights and Remedies. If the Trustee or any Holder has instituted any proceeding to enforce any right or remedy under this Indenture and such proceeding has been discontinued or abandoned for any reason, or has been determined adversely to the Trustee or to such Holder, then and in every such case, subject to any determination in such proceeding, the Company, the Trustee and the Holders shall be restored severally and respectively to their former positions hereunder and thereafter all rights and remedies of the Trustee and the Holders shall continue as though no such proceeding had been instituted.

SECTION 510. Rights and Remedies Cumulative. Except as otherwise provided with respect to the replacement or payment of mutilated, destroyed, lost or stolen Notes in Section 306, no right or remedy herein conferred upon or reserved to the Trustee or to the Holders is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

SECTION 511. Delay or Omission Not Waiver. No delay or omission of the Trustee or of any Holder of any Note to exercise any right or remedy accruing upon any Event of Default shall impair any such right or remedy or constitute a waiver of any such Event of Default or an acquiescence therein. Every right and remedy given by this Article or by law to the Trustee or to the Holders may be exercised from time to time, and as often as may be deemed expedient, by the Trustee or by the Holders, as the case may be.

SECTION 512.  Control by Holders.

         The Holders of a majority in principal amount of the Outstanding Notes shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee or exercising any trust or power conferred on the Trustee; provided, that

                  (1) such direction shall not be in conflict with any rule of law or with this Indenture; and

                  (2) the Trustee may take any other action deemed proper by the Trustee which is not inconsistent with such direction; and

                  (3) subject to the provisions of Section 601, the Trustee shall have the right to decline to follow any such direction if the Trustee in good faith shall determine that the action so directed would involve the Trustee in personal liability or would be unduly prejudicial to Holders not joining in such direction.

         Upon receipt by the Trustee of any such direction, a record date shall automatically and without any other action by any Person be set for the purpose of determining the Holders of Outstanding Notes entitled to join in such direction, which record date shall be the close of business on the day the Trustee receives such direction. The Holders of Outstanding Notes on such record date (or their duly appointed agents), and only such Persons, shall be entitled to join in such direction, whether or not such Holders remain Holders after such record date; provided, that unless such direction shall have become effective by virtue of Holders of the requisite principal amount of Outstanding Notes on such record date (or their duly appointed agents) having joined therein on or prior to the 90th day after such record date, such direction shall automatically and without any action by any Person be canceled and of no further force or effect.

SECTION 513.  Waiver of Past Defaults.

         The Holders of not less than a majority in principal amount of the Outstanding Notes may on behalf of the Holders of all the Notes waive any past default hereunder and its consequences, except a default

                  (1) in the payment of the principal of or premium, if any, or interest on any Note, or

                  (2) in respect of a covenant or provision hereof which under Article Nine cannot be modified or amended without the consent of the Holder of each Outstanding Note affected.

         Upon any such waiver, such default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been cured, for every purpose of this Indenture; but no such waiver shall extend to any subsequent or other default or impair any right consequent thereon.

SECTION 514. Undertaking for Costs. In any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Trustee for any action taken, suffered or omitted by it as Trustee, a court may require any party litigant in such suit to file an undertaking to pay the costs of such suit, and may assess costs against any such party litigant, in the manner and to the extent provided in the Trust Indenture Act; provided, that neither this Section nor the Trust Indenture Act shall be deemed to authorize any court to require such an undertaking or to make such an assessment in any suit instituted by the Company, in any suit instituted by the Trustee, a suit by a Holder pursuant to Section 508, or a suit by a Holder or Holders of more than 10% in principal amount of the Outstanding Notes.

                                   ARTICLE SIX

                                   The Trustee

SECTION 601.  Certain Duties and Responsibilities.

         The duties and responsibilities of the Trustee shall be as provided by this Indenture and the Trust Indenture Act for securities issued pursuant to indentures qualified thereunder. Except as otherwise provided herein, notwithstanding the foregoing, no provision of this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur any financial liability or risk in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity satisfactory to it against such risk or liability is not reasonably assured to it. Whether or not therein expressly so provided, every provision of this Indenture relating to the conduct or affecting the liability of or affording protection to the Trustee shall be subject to the provisions of this Section. The Trustee shall not be liable (x) for any error of judgment made in good faith by a Responsible Officer or Responsible Officers of the Trustee, unless it shall be proved that the Trustee was negligent in ascertaining the pertinent facts or (y) with respect to any action taken or omitted to be taken by it in good faith in accordance with the direction of the Holders of not less than a majority in aggregate principal amount of the Notes at the time Outstanding relating to the time, method and place of conducting any proceeding or any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Indenture. Prior to the occurrence of an Event of Default and after the curing or waiving of all Events of Default which may have occurred: (i) the duties and obligations of the Trustee shall be determined solely by the express provisions of this Indenture and in the Trust Indenture Act, and the Trustee shall not be liable except for the performance of such duties and obligations as are specifically set forth in this Indenture and in the Trust Indenture Act, and no implied covenants or obligations shall be read into this Indenture against the Trustee; and (ii) in the absence of bad faith on the part of the Trustee, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions therein, upon any statements, certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture and believed by the Trustee to be genuine and to have been signed or presented by the proper party or parties; but in the case of any such statements, certificates or opinions which by any provisions hereof are specifically required to be furnished to the Trustee, the Trustee shall be under a duty to examine the same to determine whether or not they conform on their face to the requirements of this Indenture. If a default or an Event of Default has occurred and is continuing, the Trustee shall exercise the rights and powers vested in it by this Indenture and use the same degree of care and skill in its exercise thereof as a prudent person would exercise or use under the circumstances in the conduct of his own affairs.

SECTION 602. Notice of Defaults. The Trustee shall give the Holders notice of any default hereunder of which it has actual knowledge as and to the extent provided by the Trust Indenture Act; provided, however, that in the case of any default of the character specified in Section 501(5), no such notice to Holders shall be given until at least 30 days after the occurrence thereof. For the purpose of this Section, the term "default" means any event which is, or after notice or lapse of time or both would become, an Event of Default.

SECTION 603.  Certain Rights of Trustee.

         Subject to the provisions of Section 601:

                  (a) the Trustee may conclusively rely and shall be protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

                  (b) any request or direction of the Company mentioned herein shall be sufficiently evidenced by a Company Request or Company Order (unless other evidence in respect thereof is specifically prescribed herein or required by the Trust Indenture Act); and any resolution of the Board of Directors may be sufficiently evidenced by a Board Resolution;

                  (c) whenever in the administration of this Indenture the Trustee shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, the Trustee (unless other evidence be herein specifically prescribed) may, in the absence of bad faith on its part, rely conclusively upon an Officers' Certificate;

                  (d) the Trustee may consult with counsel and the written advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon;

                  (e) the Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request or direction of any of the Holders pursuant to this Indenture, unless such Holders shall have offered to the Trustee reasonable security or indemnity satisfactory to it against the costs, expenses and liabilities which might be incurred by it in compliance with such request or direction;

                  (f) before the Trustee acts or refrains from acting with respect to any matter contemplated by this Indenture, it may require an Officers' Certificate or an Opinion of Counsel, which shall conform to the provisions of Section 102, and the Trustee shall be protected and shall not be liable for any action it takes or omits to take in good faith and without gross negligence in reliance on such certificate or opinion;

                  (g) the Trustee shall not be required to give any bond or surety in respect of the performance of its power and duties hereunder;

                  (h) the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document, but the Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit; and

                  (i) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys and the Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed with due care by it hereunder.

SECTION 604. Not Responsible for Recitals or Issuance of Notes. The recitals contained herein and in the Notes, except the Trustee's certificate of authentication, shall be taken as the statements of the Company, and the Trustee and any Authenticating Agent assume no responsibility for their correctness. The Trustee makes no representations as to the validity or sufficiency of this Indenture or of the Notes. The Trustee and any Authenticating Agent shall not be accountable for the use or application by the Company of Notes or the proceeds thereof.

SECTION 605. May Hold Notes. The Trustee, any Authenticating Agent, any Paying Agent, any Note Registrar or any other agent of the Company, in its individual or any other capacity, may become the owner or pledgee of Notes and, subject to Sections 608 and 613, may otherwise deal with the Company with the same rights it would have if it were not Trustee, Authenticating Agent, Paying Agent, Note Registrar or such other agent.

SECTION 606. Money Held in Trust. All monies held by the Trustee or any Paying Agent shall, until used or applied as provided herein, be held in trust for the purposes for which they were received. Money held in trust hereunder need not be segregated from other funds except to the extent required by law. The Trustee or any Paying Agent shall be under no liability for interest on any money received by it hereunder except as otherwise agreed with the Company.

SECTION 607.  Compensation and Reimbursement.

         The Company agrees:

                  (1) to pay to the Trustee from time to time reasonable compensation for all services rendered by it hereunder (including its services as Note Registrar or Paying Agent, if so appointed by the Company) as may be mutually agreed upon in writing by the Company and the Trustee (which compensation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust);

                  (2) except as otherwise expressly provided herein, to reimburse the Trustee and each predecessor Trustee upon its request for all reasonable expenses, disbursements and advances incurred or made by or on behalf of it in connection with the performance of its duties under any provision of this Indenture (including the reasonable compensation and the expenses and disbursements of its agents and counsel and all other persons not regularly in its employ) except to the extent any such expense, disbursement or advance may be attributable to its negligence or bad faith; and

                  (3) to indemnify the Trustee and each predecessor Trustee (each an "indemnitee") for, and to hold it harmless against, any loss, liability or expense incurred without negligence or bad faith on its part, arising out of or in connection with the acceptance or administration of this Indenture or the trusts hereunder and its duties hereunder (including its services as Note Registrar or Paying Agent, if so appointed by the Company), including enforcement of this Section 607 and including the costs and expenses of defending itself against or investigating any claim or liability in connection with the exercise or performance of any of its powers or duties hereunder. The Company shall defend any claim or threatened claim asserted against an indemnitee for which it may seek indemnity, and the indemnitee shall cooperate in the defense unless, in the reasonable opinion of the indemnitee's counsel, the indemnitee has an interest adverse to the Company or a potential conflict of interest exists between the indemnitee and the Company, in which case the indemnitee may have separate counsel and the Company shall pay the reasonable fees and expenses of such counsel; provided that the Company shall only be responsible for the reasonable fees and expenses of one law firm (in addition to local counsel) in any one action or separate substantially similar actions in the same jurisdiction arising out of the same general allegations or circumstances, such law firm to be designated by the indemnitee.

         As security for the performance of the obligations of the Company under this Section 607, the Trustee shall have a lien prior to the Notes upon all property and funds held or collected by the Trustee as such, except funds held in trust for the benefit of the Holders of particular Notes, and the Notes are hereby subordinated to such prior lien. The obligations of the Company under this Section to compensate and indemnify the Trustee and any predecessor Trustee and to pay or reimburse the Trustee and any predecessor Trustee for expenses, disbursements and advances, and any other amounts due the Trustee or any predecessor Trustee under Section 607, shall constitute an additional obligation hereunder and shall survive the satisfaction and discharge of this Indenture.

         When the Trustee or any predecessor Trustee incurs expenses or renders services in connection with the performance of its obligations hereunder (including its services as Note Registrar or Paying Agent, if so appointed by the Company) after an Event of Default specified in Section 501(7) or (8) occurs, the expenses and the compensation for the services are intended to constitute expenses of administration under any applicable bankruptcy, insolvency or other similar federal or state law to the extent provided in
Section 503(b)(5) of Title 11 of the United States Code, as now or hereafter in effect.

SECTION 608. Disqualification; Conflicting Interests. If the Trustee has or shall acquire a conflicting interest within the meaning of the Trust Indenture Act, the Trustee shall either eliminate such interest or resign, to the extent and in the manner provided by, and subject to the provisions of, the Trust Indenture Act and this Indenture.

SECTION 609. Corporate Trustee Required; Eligibility. There shall at all times be a Trustee hereunder which shall be a Person that (i) is eligible pursuant to the Trust Indenture Act to act as such, (ii) has (or, in the case of a corporation included in a bank holding company system, whose related bank holding company has) a combined capital and surplus of at least $50,000,000 and
(iii) has an office where it provides corporate trust services, or at which it is authorized to receive notices hereunder, in Atlanta, Georgia, or a designated agent. If such Person publishes reports of conditions at least annually, pursuant to law or to the requirements of a Federal or state supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such Person shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section, it shall resign immediately in the manner and with the effect hereinafter specified in this Article.

SECTION 610.  Resignation and Removal; Appointment of Successor.

         (a) No resignation or removal of the Trustee and no appointment of a successor Trustee pursuant to this Article shall become effective until the acceptance of appointment by the successor Trustee in accordance with the applicable requirements of Section 611.

         (b) The Trustee may resign at any time by giving written notice thereof to the Company. If an instrument of acceptance by a successor Trustee required by Section 611 shall not have been delivered to the resigning Trustee within 30 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor Trustee.

         (c) The Trustee may be removed at any time by an Act of the Holders of a majority in principal amount of the Outstanding Notes delivered to the Trustee and to the Company.

         (d) If at any time:

                  (1) the Trustee shall fail to comply with Section 608 after written request therefor by the Company or by any Holder who has been a bona fide Holder of a Note for the last six months, or

                  (2) the Trustee shall cease to be eligible under Section 609 and shall fail to resign after written request therefor by the Company or by any such Holder, or

                  (3) the Trustee shall become incapable of acting or shall be adjudged a bankrupt or insolvent, or a receiver of the Trustee or of its property shall be appointed, or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then, in any such case, (i) the Company by a Board Resolution may remove the Trustee, or (ii) subject to Section 514, any Holder who has been a bona fide Holder of a Note for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor Trustee.

         (e) If the Trustee shall resign, be removed or become incapable of acting, or if a vacancy shall occur in the office of Trustee for any cause, the Company, by a Board Resolution, shall promptly appoint a successor Trustee and such successor Trustee shall comply with the applicable requirements of Section
611. If, within one year after such resignation, removal or incapability, or the occurrence of such vacancy, a successor Trustee shall be appointed by Act of the Holders of a majority in principal amount of the Outstanding Notes delivered to the Company and the retiring Trustee, the successor Trustee so appointed shall, forthwith upon its acceptance of such appointment in accordance with the applicable requirements of Section 611 become the successor Trustee and supersede the successor Trustee appointed by the Company. If no successor Trustee shall have been so appointed by the Company or the Holders and accepted appointment in the manner required by Section 611, any Holder who has been a bona fide Holder of a Note for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the appointment of a successor Trustee.

         (f) The Company shall give notice of each resignation and each removal of the Trustee and each appointment of a successor Trustee to all Holders in the manner provided in Section 106. Each notice shall include the name of the successor Trustee and the address of its Corporate Trust Office.

SECTION 611.  Acceptance of Appointment by Successor.

         Every successor Trustee appointed hereunder shall execute, acknowledge and deliver to the Company and to the retiring Trustee an instrument accepting such appointment, and thereupon the resignation or removal of the retiring Trustee shall become effective and such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee; but, on request of the Company or the successor Trustee, such retiring Trustee shall, upon payment of its charges, execute and deliver an instrument transferring to such successor Trustee all the rights, powers and trusts of the retiring Trustee and shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder. Upon request of any such successor Trustee, the Company shall execute any and all instruments for more fully and certainly vesting in and confirming to such successor Trustee all such rights, powers and trusts.

         No successor Trustee shall accept its appointment unless at the time of such acceptance such successor Trustee shall be qualified and eligible under this Article.

SECTION 612. Merger, Conversion, Consolidation or Succession to Business. Any corporation into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation succeeding to all or substantially all the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder, provided such corporation shall be otherwise qualified and eligible under this Article, without the execution or filing of any paper or any further act on the part of any of the parties hereto. In case any Notes shall have been authenticated, but not delivered, by the Trustee then in office, any successor by merger, conversion or consolidation to such authenticating Trustee may adopt such authentication and deliver the Notes so authenticated with the same effect as if such successor Trustee had itself authenticated such Notes.

SECTION 613. Preferential Collection of Claims Against Company. If and when the Trustee shall be or become a creditor of the Company (or any other obligor upon the Notes), the Trustee shall be subject to the provisions of the Trust Indenture Act regarding the collection of claims against the Company (or any such other obligor).

SECTION 614.  Appointment of Authenticating Agent.

         The Trustee may appoint an Authenticating Agent or Agents acceptable to and at the expense of the Company which shall be authorized to act on behalf of the Trustee to authenticate Notes issued upon original issue and upon exchange, registration of transfer, partial conversion or partial redemption or pursuant to Section 306, and Notes so authenticated shall be entitled to the benefits of this Indenture and shall be valid and obligatory for all purposes as if authenticated by the Trustee hereunder. Wherever reference is made in this Indenture to the authentication and delivery of Notes by the Trustee or the Trustee's certificate of authentication, such reference shall be deemed to include authentication and delivery on behalf of the Trustee by an Authenticating Agent and a certificate of authentication executed on behalf of the Trustee by an Authenticating

Agent. Each Authenticating Agent shall be acceptable to the Company and shall at all times be a Person organized and doing business under the laws of the United States of America, any State thereof or the District of Columbia, authorized under such laws to act as Authenticating Agent, having a combined capital and surplus of not less than $50,000,000 and subject to supervision or examination by Federal or State authority. If such Authenticating Agent publishes reports of condition at least annually, pursuant to law or to the requirements of said supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such Authenticating Agent shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time an Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section, such Authenticating Agent shall resign immediately in the manner and with the effect specified in this Section.

         Any Person into which an Authenticating Agent may be merged or converted or with which it may be consolidated, or any Person resulting from any merger, conversion or consolidation to which such Authenticating Agent shall be a party, or any Person succeeding to the corporate agency or corporate trust business of an Authenticating Agent, shall continue to be an Authenticating Agent, provided such Person shall be otherwise eligible under this Section, without the execution or filing of any paper or any further act on the part of the Trustee or the Authenticating Agent.

         An Authenticating Agent may resign at any time by giving written notice thereof to the Trustee and to the Company. The Trustee may at any time terminate the agency of an Authenticating Agent by giving written notice thereof to such Authenticating Agent and to the Company. Upon receiving such a notice of
resignation  or  upon  such  a  termination,   or  in  case  at  any  time  such
Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section, the Trustee may appoint a successor Authenticating Agent which shall be acceptable to the Company and shall mail notice of such appointment by first-class mail, postage prepaid, to all Holders as their names and addresses appear in the Note Register. Any successor Authenticating Agent upon acceptance of its appointment under this Section shall become vested with all the rights, powers and duties of its predecessor hereunder, with like effect as if originally named as an Authenticating Agent. No successor Authenticating Agent shall be appointed unless eligible to act as such under the provisions of this Section.

         Any Authenticating Agent by the acceptance of its appointment shall be deemed to have represented to the Trustee that it is eligible for appointment as Authenticating Agent under this Section and to have agreed with the Trustee that: it will perform and carry out the duties of an Authenticating Agent as herein set forth, including among other things the duties to authenticate Notes when presented to it in connection with the original issuance and with exchanges, registrations of transfer or redemptions or conversions thereof or pursuant to Section 306; it will keep and maintain, and furnish to the Trustee from time to time as requested by the Trustee, appropriate records of all transactions carried out by it as Authenticating Agent and will furnish the Trustee such other information and reports as the Trustee may reasonably require; and it will notify the Trustee promptly if it shall cease to be eligible to act as Authenticating Agent in accordance with the provisions of this Section . Any Authenticating Agent by the acceptance of its appointment shall be deemed to have agreed with the Trustee to indemnify the Trustee against any loss, liability or expense incurred by the Trustee and to defend any claim asserted against the Trustee by reason of any acts or failures to act of such Authenticating Agent, but such Authenticating Agent shall have no liability for any action taken by it in accordance with the specific written direction of the Trustee.

         The Trustee shall not be liable for any act or any failure of the Authenticating Agent to perform any duty either required herein or authorized herein to be performed by such person in accordance with this Indenture.

         The Company agrees to pay to each Authenticating Agent from time to time reasonable compensation for its services under this Section.

         If an appointment is made pursuant to this Section, the Notes may have endorsed thereon, in addition to the Trustee's certificate of authentication, an alternative certificate of authentication in the following form:

         This is one of the Notes described in the within-mentioned Indenture.

                                          FIRST UNION NATIONAL BANK,
                                          --------------------------
                                          As Trustee

                                          By
                                             ---------------------------------
                                                   As Authenticating Agent

                                          By
                                             ---------------------------------
                                                   Authorized Officer

                                  ARTICLE SEVEN

                Holders' Lists and Reports by Trustee and Company

SECTION 701.  Company to Furnish Trustee Names and Addresses of Holders.

         The Company will furnish or cause to be furnished to the Trustee (a) semi-annually, not more than 15 days after each Regular Record Date, a list, in such form as the Trustee may reasonably require, of the names and addresses of the Holders as of such Regular Record Date, and (b) at such other times as the Trustee may request in writing, within 30 days after the receipt by the Company of any such request, a list of similar form and content as of a date not more than 15 days prior to the time such list is furnished.

         Notwithstanding the foregoing, so long as the Trustee is the Note Registrar, no such list shall be required to be furnished.

SECTION 702.  Preservation of Information; Communication to Holders.

         (a) The Trustee shall preserve, in as current a form as is reasonably practicable, the names and addresses of Holders contained in the most recent list furnished to the Trustee as provided in Section 701 and the names and addresses of Holders received by the Trustee in its capacity as Note Registrar. The Trustee may destroy any list furnished to it as provided in Section 701 upon receipt of a new list so furnished.

         (b) The rights of Holders to communicate with other Holders with respect to their rights under this Indenture or under the Notes, and the corresponding rights and duties of the Trustee, shall be as provided by the Trust Indenture Act.

         (c) Every Holder of Notes, by receiving and holding the same, agrees with the Company and the Trustee that neither the Company nor the Trustee nor any agent of either of them shall be held accountable by reason of any disclosure of information as to names and addresses of Holders made pursuant to the Trust Indenture Act or otherwise in accordance with this Indenture.

SECTION 703.  Reports by Trustee.

         (a) Not later than 60 days following each April 1, the Trustee shall transmit to Holders such reports concerning the Trustee and its actions under this Indenture as may be required pursuant to the Trust Indenture Act at the times and in the manner provided pursuant thereto.

         (b) A copy of each such report shall, at the time of such transmission to Holders, be filed by the Trustee with each stock exchange or automated quotation system upon which the Notes are listed or traded, with the Commission and with the Company. The Company will
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
notify the Trustee when the Notes are listed on any stock exchange or automated quotation system.

SECTION 704. Reports by Company. The Company shall file with the Trustee and the Commission, and transmit to Holders, such information, documents and other reports, and such summaries thereof, as may be required pursuant to the Trust Indenture Act at the times and in the manner provided pursuant to such Act; provided, that any such information, documents or reports required to be filed with the Commission pursuant to Section 13 or 15(d) of the Exchange Act shall be filed with the Trustee within 15 days after the same is so required to be filed with the Commission.

SECTION 705. Rule 144A Information Requirement. The Company will furnish to the Holders or beneficial holders of the Notes and prospective purchasers of the Notes designated by the Holders of the Notes, upon their request, information required to be delivered pursuant to Rule 144A(d)(4) under the Securities Act until the earlier of (i) the date on which the Notes and the underlying Common Stock are registered under the Securities Act or (ii) the Resale Restriction Termination Date.

                                  ARTICLE EIGHT

              Consolidation, Merger, Conveyance, Transfer or Lease

SECTION 801.  Company May Consolidate, Etc.,  Only on Certain Terms.

         The Company shall not consolidate with or merge into any other Person or convey, transfer or lease its properties and assets substantially as an entirety to any Person, and the Company shall not permit any Person to consolidate with or merge into the Company, unless:

                  (1) in case the Company shall consolidate with or merge into another Person or convey, transfer or lease all or substantially all of its properties and assets to any Person, the Person formed by such consolidation or into which the Company is merged or the Person which acquires by conveyance or transfer, or which leases, all or substantially all of the properties and assets of the Company shall be a corporation, limited liability company, partnership or trust, shall be organized and validly existing under the laws of the United States of America, any State thereof or the District of Columbia and shall expressly assume, by an indenture supplemental hereto, executed and delivered to the Trustee, in form satisfactory to the Trustee, the due and punctual payment of the principal of and premium, if any, and interest on all the Notes and the performance or observance of every covenant of this Indenture on the part of the Company to be performed or observed and shall have provided for conversion rights in accordance with Section 1311;

                  (2) immediately after giving effect to such transaction, no Event of Default, and no event which, after notice or lapse of time or both, would become an Event of Default, shall have happened and be continuing;

                  (3) such consolidation, merger, conveyance, transfer or lease does not adversely affect the validity or enforceability of the Notes; and

                  (4) the Company or the successor Person has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that such consolidation, merger, conveyance, transfer or lease and, if a supplemental indenture is required in connection with such transaction, such supplemental indenture comply with this Article and that all conditions precedent herein provided for relating to such transaction have been complied with.

SECTION 802. Successor Substituted. Upon any consolidation of the Company with, or merger of the Company into, any other Person or any conveyance, transfer or lease of all or substantially all of the properties and assets of the Company in accordance with Section 801, the successor Person formed by such consolidation or into which the Company is merged or to which such conveyance, transfer or lease is made shall succeed to, and be substituted for, and may exercise every right and power of, the Company under this Indenture with the same effect as if such successor Person had been named as the Company herein, and thereafter, except in the case of a transfer by lease, the predecessor Person shall be relieved of all obligations and covenants under this Indenture and the Notes.

                                  ARTICLE NINE

                             Supplemental Indentures

SECTION 901.  Supplemental Indentures Without Consent of Holders.

         Without the consent of any Holders, the Company, when authorized by a Board Resolution and the provisions hereunder, at any time and from time to time, may enter into one or more indentures supplemental hereto, in form satisfactory to the Trustee, for any of the following purposes:

                  (1) to cause this Indenture to be qualified under the Trust Indenture Act; or

                  (2) to evidence the succession of another Person to the Company and the assumption by any such successor of the covenants of the Company herein and in the Notes; or

                  (3) to add to the covenants of the Company for the benefit of the Holders or an additional Event of Default, or to surrender any right or power conferred herein or in the Notes upon the Company provided that in respect of any such additional covenant or Event of Default, such supplemental indenture may provide for a larger or shorter period of grace after default or may limit the remedies available to the Trustee upon such default from those that would otherwise be applicable; or

                  (4) to secure the Notes; or

                  (5) to make provision with respect to the conversion rights of Holders pursuant to the requirements of Section 1311; or

                  (6) to evidence and provide for the acceptance of appointment hereunder by a successor Trustee with respect to the Notes; or

                  (7) to cure any ambiguity, to correct or supplement any provision herein or in the Notes which may be defective or inconsistent with any other provision herein or in the Notes, or to make any other provisions with respect to matters or questions arising under this Indenture which shall not be inconsistent with the provisions of this Indenture; provided, that such action pursuant to this Clause (7) shall not adversely affect the interests of the Holders in any material respect and the Trustee may rely upon an Opinion of Counsel to that effect.

SECTION 902.  Supplemental Indentures with Consent of Holders.

         With the consent of the Holders of not less than a majority in principal amount of the Outstanding Notes, by Act of said Holders delivered to the Company and the Trustee, the Company, when authorized by a Board Resolution, and the Trustee may enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Indenture or of modifying in any manner the rights of the Holders under this Indenture; provided, however, that no such supplemental indenture shall, without the consent of the Holder of each Outstanding Note affected thereby,

                  (1) change the Stated Maturity of the principal of, or any installment of interest on, any Note, or reduce the principal amount thereof or the rate of interest thereon or any premium payable upon the redemption thereof, or change the place of payment where, or the coin or currency in which, any Note or any premium or interest thereon is payable, or impair the right to institute suit for the enforcement of any such payment on or after the Stated Maturity thereof (or, in the case of redemption, on or after the Redemption Date), or adversely affect the right to convert any Note as provided in Article Thirteen (except as permitted by Section 901(5)), or modify the provisions of Article Fourteen, or the provisions of this Indenture with respect to the subordination of the Notes, in a manner adverse to the Holders, or

                  (2) reduce the percentage in principal amount of the Outstanding Notes, the consent of whose Holders is required for any such supplemental indenture, or the consent of whose Holders is required for any waiver of compliance with certain provisions of this Indenture or certain defaults hereunder and their consequences provided for in this Indenture, or

                  (3) modify any of the provisions of this Section, Section 513 or Section 1006, except to increase any such percentage or to provide that certain other provisions of this Indenture cannot be modified or waived without the consent of the Holder of each Outstanding Note affected thereby; provided, however, that this Clause shall not be deemed to require the consent of any Holder with respect to changes in the references to "the Trustee" and concomitant changes in this Section and Section 1006, or the deletion of this proviso, in accordance with the requirements of Section 901(6).
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         It shall not be necessary  for any Act of Holders under this Section to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such Act shall approve the substance thereof.

SECTION 903. Execution of Supplemental Indentures. In executing, or accepting the additional trusts created by, any supplemental indenture permitted by this Article or the modifications thereby of the trusts created by this Indenture, the Trustee shall be entitled to receive, and (subject to Section 601) shall be fully protected in relying upon, an Officers' Certificate and an Opinion of Counsel stating that the execution of such supplemental indenture is authorized or permitted by this Indenture. The Trustee may, but shall not be obligated to, enter into any such supplemental indenture which adversely affects the Trustee's own rights, duties or immunities under this Indenture or otherwise.

SECTION 904. Effect of Supplemental Indentures. Upon the execution of any supplemental indenture under this Article, this Indenture shall be modified in accordance therewith, and such supplemental indenture shall form a part of this Indenture for all purposes; and every Holder of Notes theretofore or thereafter authenticated and delivered hereunder shall be bound thereby.

SECTION 905. Conformity with Trust Indenture Act. Every supplemental indenture executed pursuant to this Article shall conform to the requirements of the Trust Indenture Act.

SECTION 906. Reference in Notes to Supplemental Indentures. Notes authenticated and delivered after the execution of any supplemental indenture pursuant to this Article may, and shall if required by the Company, bear a notation in form approved by the Company as to any matter provided for in such supplemental indenture. If the Company shall so determine, new Notes so modified as to conform, in the opinion of the Company, to any such supplemental indenture may be prepared and executed by the Company and (at the specific direction of the Company) authenticated and delivered by the Trustee in exchange for Outstanding Notes.

SECTION 907. Notice of Supplemental Indenture. Promptly after the execution by the Company and the Trustee of any supplemental indenture pursuant to Section 902, the Company shall transmit to the Holders a notice setting forth the substance of such supplemental indenture.

                                   ARTICLE TEN

                                    Covenants

SECTION 1001. Payment of Principal, Premium and Interest. The Company will duly and punctually pay the principal of and premium, if any, interest, and liquidated damages, if any, on the Notes in accordance with the terms of the Notes and this Indenture.
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SECTION 1002.  Maintenance of Office or Agency.

         The Company will maintain in New York, New York an office or agency where Notes may be presented or surrendered for payment, where Notes may be surrendered for registration of transfer, where Notes may be surrendered for exchange or conversion and where notices and demands to or upon the Company in respect of the Notes and this Indenture may be served. The Company will give prompt written notice to the Trustee of the location, and any change in the location, of any such office or agency. If at any time the Company shall fail to maintain any such required office or agency or shall fail to furnish the Trustee with the address thereof, such presentations, surrenders, notices and demands may be made or served at the Corporate Trust Office of the Trustee, and the Company hereby appoints the Trustee as its agent to receive all such presentations, surrenders, notices and demands.

         The Company may also from time to time designate one or more other offices or agencies where the Notes may be presented or surrendered for any or all such purposes and may from time to time rescind such designations; provided, however, that no such designation or rescission shall in any manner relieve the Company of its obligation to maintain an office or agency in New York, New York for such purposes. The Company will give prompt written notice to the Trustee of any such designation or rescission and of any change in the location of any such other office or agency.

SECTION 1003.  Money for Note Payments to Be Held in Trust.

         If the Company shall at any time act as its own Paying Agent, it will, on or before each due date of the principal of and premium, if any, or interest on any of the Notes, segregate and hold in trust for the benefit of the Persons entitled thereto a sum sufficient to pay the principal and premium, if any, or interest so becoming due until such sums shall be paid to such Persons or otherwise disposed of as herein provided and will promptly notify the Trustee of its action or failure so to act.

         Whenever the Company shall have one or more Paying Agents, it will, on or prior to 11:00 a.m. (New York City time) on each due date of the principal of, and premium, if any, or interest on any Notes, deposit with a Paying Agent a sum in same day funds sufficient to pay the principal and any premium and interest so becoming due, such sum to be held as provided by the Trust Indenture Act, and (unless such Paying Agent is the Trustee) the Company will promptly notify the Trustee of its action or failure so to act.

         The Company will cause each Paying Agent other than the Trustee or the Company to execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee, subject to the provisions of this Section, that such Paying Agent will (i) comply with the provisions of the Trust Indenture Act and this Indenture applicable to it as a Paying Agent and hold all sums held by it for the payment of principal of, or any premium or interest on, the Notes in trust for the benefit of the Persons entitled thereto until such sums shall be paid to such Persons or otherwise disposed of as herein provided;
(ii) give the Trustee written notice of any default by the Company (or any other obligor upon the Notes) in the making of any payment in
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respect  of the  Notes;  and (iii) at any time  during  the  continuance  of any default by the Company (or any other obligor upon the Notes) in the making of any payment in respect of the Notes, upon the written request of the Trustee, forthwith pay to the Trustee all sums held in trust by such Paying Agent for payment in respect of the Notes, and account for any funds disbursed.

         The Company may at any time, for the purpose of obtaining the satisfaction and discharge of this Indenture or for any other purpose, pay, or by Company Order direct any Paying Agent to pay, to the Trustee all sums held in trust by the Company or such Paying Agent, such sums to be held by the Trustee upon the same trusts as those upon which such sums were held by the Company or such Paying Agent; and, upon such payment by any Paying Agent to the Trustee, such Paying Agent shall be released from all further liability with respect to such money.

         The Trustee shall not be liable for any act or failure to act of any Paying Agent (other than the Trustee acting in such capacity) to perform any duty either required herein or authorized herein to be performed by such person in accordance with this Indenture.

         Any money deposited with the Trustee or any Paying Agent, or then held by the Company, in trust for the payment of the principal of and premium, if any, or interest on any Note and remaining unclaimed for two years after such principal and premium, if any, or interest has become due and payable shall be paid to the Company on Company Request, or (if then held by the Company) shall be discharged from such trust; and the Holder of such Note shall thereafter, as an unsecured general creditor, look only to the Company for payment thereof, and all liability of the Trustee or such Paying Agent with respect to such trust money, and all liability of the Company as trustee thereof, shall thereupon cease; provided, however, that the Trustee or such Paying Agent, before being required to make any such repayment, may at the expense of the Company cause to be published once, in a newspaper published in the English language, customarily published on each Business Day and of general circulation in New York, New York, notice that such money remains unclaimed and that, after a date specified therein, which shall not be less than 30 days from the date of such publication, any unclaimed balance of such money then remaining will be repaid to the Company.

SECTION 1004. Statement by Officers as to Default. The Company will deliver to the Trustee, within 120 days after the end of each fiscal year of the Company ending after the date hereof, an Officers' Certificate stating whether or not to the best knowledge of the signers thereof the Company is in default in the performance and observance of any of the terms, provisions and conditions of this Indenture (without regard to any period of grace or requirement of notice provided hereunder) and, if the Company shall be in default, specifying all such defaults and the nature and status thereof of which they may have knowledge.

SECTION 1005. Existence. Subject to Article Eight, the Company will do or cause to be done all things necessary to preserve and keep in full force and effect its existence, rights (charter and statutory) and franchises and the existence, rights (charter and statutory) and franchises of each Subsidiary; provided, however, that the Company shall not be required to preserve any such right or franchise if the Board of Directors shall determine that the preservation thereof is no longer
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desirable  in the  conduct  of the  business  of the  Company  and that the loss thereof is not disadvantageous in any material respect to the Holders.

SECTION 1006. Waiver of Certain Covenants. The Company may omit in any particular instance to comply with any covenant or condition set forth in
Section 1005, if before the time for such compliance the Holders of at least a majority in principal amount of the Outstanding Notes shall, by Act of such Holders, either waive such compliance in such instance or generally waive compliance with such covenant or condition, but no such waiver shall extend to or affect such covenant or condition except to the extent so expressly waived, and, until such waiver shall become effective, the obligations of the Company and the duties of the Trustee in respect of any such covenant or condition shall remain in full force and effect.

                                 ARTICLE ELEVEN

                               Redemption of Notes

SECTION 1101. Right of Redemption. The Notes may be redeemed at the election of the Company, in whole or from time to time in part, at any time on or after April 1, 2001, at the Redemption Prices specified in the form of Note hereinbefore set forth, together with accrued and unpaid interest and liquidated damages, if any, up to but not including the Redemption Date.

SECTION 1102. Applicability of Article. Redemption of Notes at the election of the Company as permitted by any provision of this Indenture shall be made in accordance with such provision and this Article.

SECTION 1103. Election to Redeem; Notice to Trustee. The election of the Company to redeem any Notes pursuant to Section 1101 shall be evidenced by a Board Resolution. In case of any redemption at the election of the Company of less than all the Notes, the Company shall, at least 60 days prior to the Redemption Date fixed by the Company (unless a shorter period shall be satisfactory to the Trustee), notify the Trustee in writing of such Redemption Date and of the principal amount of Notes to be redeemed. In case of any redemption at the election of the Company of all of the Notes, the Company shall, at least 45 days prior to the Redemption Date fixed by the Company (unless a shorter period shall be satisfactory to the Trustee), notify the Trustee in writing of such Redemption Date.

SECTION 1104. Selection by Trustee of Notes to be Redeemed.

         If less than all the Notes are to be redeemed, the particular Notes to be redeemed shall be selected not more than 45 days prior to the Redemption Date by the Trustee, from the Outstanding Notes not previously called for redemption, by lot.

         If any Note selected for partial redemption is converted in part before termination of the conversion right with respect to the portion of the Note so selected, the converted portion of such Note shall be deemed (so far as may be) to be the portion selected for redemption. Notes which have been converted during a selection of Notes to be redeemed shall be treated by the Trustee as
                                       71
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Outstanding for the purpose of such  selection.  In any case where more than one
Note is registered in the same name, the Trustee in its discretion may treat the aggregate principal amount so registered as if it were represented by one Note.

         The Trustee shall promptly notify the Company and the Note Registrar in writing of the Notes selected for redemption and, in the case of any Notes selected for partial redemption, the principal amount thereof to be redeemed.

         For all purposes of this Indenture, unless the context otherwise requires, all provisions relating to the redemption of Notes shall relate, in the case of any Notes redeemed or to be redeemed only in part, to the portion of the principal amount of such Notes which has been or is to be redeemed.

SECTION 1105.  Notice of Redemption.

         Notice of redemption shall be given by first-class mail, postage prepaid, mailed not less than 30 nor more than 60 days prior to the Redemption Date, to the Trustee and to each Holder of Notes to be redeemed, at his address appearing in the Note Register.

         All notices of redemption shall state:

         (a) the Redemption Date,

         (b) the Redemption Price,

         (c) if less than all the Outstanding Notes are to be redeemed, the identification (and, in the case of partial redemption of any Notes, the principal amounts) of the particular Notes to be redeemed,

         (d) that on the Redemption Date the Redemption Price will become due and payable upon each such Note to be redeemed and that (unless the Company shall default in payment of the Redemption Price) interest thereon will cease to accrue on and after said date,

         (e) the conversion price, the date on which the right to convert the Notes to be redeemed will terminate (which right shall extend at least until two business days prior to the Redemption Date) and the place or places where such Notes may be surrendered for conversion, and

         (f) the place or places where such Notes are to be surrendered for payment of the Redemption Price.

         Notice of redemption of Notes to be redeemed at the election of the Company shall be given by the Company or, at the Company's request received by the Trustee at least 30 days prior to the Redemption Date, by the Trustee in the name and at the expense of the Company.
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SECTION 1106.  Deposit of Redemption Price.

         At or prior to 9:00 a.m. (New York City time) on any Redemption Date, the Company shall deposit with the Trustee or with a Paying Agent (or, if the Company is acting as its own Paying Agent, segregate and hold in trust as provided in Section 1003) an amount of money in same day funds sufficient to pay the Redemption Price of, and (except if the Redemption Date shall be an Interest Payment Date) accrued interest on, all the Notes or portions thereof which are to be redeemed on that date other than any Notes or portions thereof called for redemption on that date which have been delivered by the Company to the Trustee for cancellation or converted prior to the date of such deposit.

         If any Note called for redemption is converted, any money deposited with the Trustee or with any Paying Agent or so segregated and held in trust for the redemption of such Note shall (subject to any right of the Holder of such Note or any Predecessor Note to receive interest as provided in the last paragraph of Section 307) be paid to the Company upon Company Request or, if then held by the Company, shall be discharged from such trust.

SECTION 1107.  Notes Payable on Redemption Date.

         Notice of redemption having been given as aforesaid, the Notes so to be redeemed shall, on the Redemption Date, become due and payable at the Redemption Price therein specified, and from and after such date (unless the Company shall default in the payment of the Redemption Price and accrued interest) such Notes shall cease to bear interest. Upon surrender of any such Note for redemption in accordance with said notice, such Note shall be paid by the Company at the Redemption Price, together with accrued interest to the Redemption Date; provided, however, that installments of interest whose Maturity is on or prior to the Redemption Date shall be payable to the Holders of such Notes, or one or more Predecessor Notes, registered as such at the close of business on the relevant Record Dates according to their terms and the provisions of Section 307.

         If any Note called for redemption shall not be so paid upon surrender thereof for redemption, the principal and premium, if any, shall, until paid, bear interest from the Redemption Date at the rate borne by the Note.

SECTION 1108. Notes Redeemed in Part. Any Note which is to be redeemed only in part shall be surrendered at an office or agency of the Company maintained for that purpose pursuant to Section 1002 (with, if the Company or the Trustee so requires, due endorsement by, or a written instrument of transfer in form satisfactory to the Company and the Trustee duly executed by, the Holder thereof or his attorney duly authorized in writing), and the Company shall execute, and the Trustee shall authenticate and deliver to the Holder of such Note without service charge, a new Note or Notes, of any authorized denomination as requested by such Holder, in aggregate principal amount equal to and in exchange for the unredeemed portion of the principal of the Note so surrendered.
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                                 ARTICLE TWELVE

                             Subordination of Notes

SECTION 1201. Notes Subordinated to Senior Indebtedness. The Company covenants and agrees, and each Holder of a Note, by his acceptance thereof, likewise covenants and agrees, that, at all times and in all respects, the indebtedness represented by the Notes and the payment of the principal of and premium, if any, interest and liquidated damages, if any, on each and all of the Notes are hereby expressly made subordinate and subject in right of payment to the prior payment in full of all Senior Indebtedness.

SECTION 1202.  Payment Over of Proceeds Upon Dissolution, Etc.

         In the event of (a) any insolvency or bankruptcy case or proceeding, or any receivership, liquidation, reorganization or other similar case or proceeding, relative to the Company or to its creditors, as such, or to a substantial part of its assets, or (b) any proceeding for the liquidation, dissolution or other winding up of the Company, whether voluntary or involuntary and whether or not involving insolvency or bankruptcy, or (c) any general assignment for the benefits of creditors or any other marshalling of assets and liabilities of the Company, then and in any such event the holders of Senior Indebtedness shall be entitled to receive payment in full of all amounts due or to become due on or in respect of all Senior Indebtedness; or provision shall be made for such payment in money or money's worth, before the Holders of the Notes are entitled to receive any payment or distribution of any kind or character, whether in cash, property or securities, on account of principal of or premium, if any, or interest on the Notes, and to that end the holders of Senior Indebtedness shall be entitled to receive, for application to the payment thereof, any payment or distribution of any kind or character, whether in cash, property or securities, including any such payment or distribution which may be payable or deliverable by reason of the payment of any other indebtedness of the Company being subordinated to the payment of the Notes, which may be payable or deliverable in respect of the Notes in any such case, proceeding, dissolution, liquidation or other winding up or event.

         In the event that, notwithstanding the foregoing provisions of this Section, the Trustee or the Holder of any Note shall have received any payment or distribution of assets of the Company of any kind or character, whether in cash, property or securities, including any such payment or distribution which may be payable or deliverable by reason of the payment of any other indebtedness of the Company being subordinated to the payment of the Notes, before all Senior Indebtedness is paid in full or payment thereof provided for, and if such fact shall, at or prior to the time of such payment or distribution, have been made known to the Trustee or such Holder, as the case may be, then and in such event such payment or distribution shall be paid over or delivered forthwith to the trustee in bankruptcy, receiver, liquidating trustee, custodian, assignee, agent or other Person making payment or distribution of assets of the Company for application to the payment of all Senior Indebtedness remaining unpaid, to the extent necessary to pay all Senior Indebtedness in full, after giving effect to any concurrent payment or distribution to or for the holders of Senior Indebtedness.
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         For  purposes  of this  Article  only,  the words  "cash,  property  or securities" shall not be deemed to include securities of the Company as reorganized or readjusted, or securities of the Company or any other corporation provided for by a plan of reorganization or readjustment, which are subordinated in right of payment to all Senior Indebtedness which may at the time be outstanding to substantially the same extent as, or to a greater extent than, the Notes are so subordinated as provided in this Article. The consolidation of the Company with, or the merger of the Company into, another Person or the liquidation or dissolution of the Company following the conveyance or transfer of its properties and assets substantially as an entirety to another Person upon the terms and conditions set forth in Article Eight shall not be deemed a dissolution, winding up, liquidation, reorganization, general assignment for the benefit of creditors or marshalling of assets and liabilities of the Company for the purposes of this Section if the Person formed by such consolidation or into which the Company is merged or which acquires by conveyance or transfer such properties and assets substantially as an entirety, as the case may be, shall, as a part of such consolidation, merger, conveyance or transfer, comply with the conditions set forth in Article Eight.

SECTION 1203.  Prior Payment to Senior Indebtedness upon Acceleration of Notes.

         In the event that any Notes are declared due and payable before their Stated Maturity, then and in such event the holders of Senior Indebtedness outstanding at the time such Notes so become due and payable shall be entitled to receive payment in full of all amounts due on or in respect of such Senior Indebtedness, or provision shall be made for such payment in money or money's worth, before the Holders of the Notes are entitled to receive any payment (including any payment which may be payable by reason of the payment of any other indebtedness of the Company being subordinated to the payment of the Notes) by the Company on account of the principal of or premium, if any, interest, or liquidated damages, if any, on the Notes or on account of the purchase or other acquisition of Notes.

         In the event that, notwithstanding the foregoing, the Company shall make any payment to the Trustee or the Holder of any Note prohibited by the foregoing provisions of this Section, and if such fact shall, at or prior to the time of such payment, have been made known to the Trustee or such Holder, as the case may be, then and in such event such payment shall be paid over the delivered forthwith to the Company.

         The provisions of this Section shall not apply to any payment with respect to which Section 1202 would be applicable.

SECTION 1204.  Payment When Designated Senior Indebtedness in Default.

         No payment shall be made with respect to the principal of, or premium, if any, interest or liquidated damages, if any, on any Note (including, but not limited to, the Redemption Price or the Repurchase Price with respect to the Note to be called for redemption in accordance with Article 11 or submitted for repurchase in accordance with Article 14, as the case may be, as provided in this Agreement), except payments and distributions made by the Trustee as permitted by Section 1210, if:
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         (a) a default in the payment of principal,  premium,  interest, rent or other obligations due on any Designated Senior Indebtedness occurs and is continuing (or, in the case of Senior Indebtedness occurs and is continuing or, in the case of Designated Senior Indebtedness for which there is a period of grace, in the event of such a default that continues beyond the period of grace, if any, specified in the instrument or lease evidencing such Designated Senior Indebtedness), unless and until such default shall have been cured or waived or shall have ceased to exist (a "Payment Default"); or

         (b) a default, other than a Payment Default, on any Designated Senior Indebtedness occurs and is continuing that then permits holders of such Designated Senior Indebtedness to accelerate its maturity (a "Nonpayment Default") and the Trustee receives a notice of default (a "Payment Blockage Notice"') from a person who may give it pursuant to Section 1210 hereof.

         If the Trustee  receives any Payment Blockage Notice pursuant to Clause
(b) above, no subsequent Payment Blockage Notice shall be effective for purposes of this Section unless and until (1) at least 365 days shall have elapsed since the effectiveness of the immediately prior Payment Blockage Notice, and (2) all scheduled payments of principal, premium, interest and liquidated damages, if any, on the Notes that have come due have been paid in full in cash. No Nonpayment Default that existed or was continuing on the date of delivery of any Payment Blockage Notice to the Trustee shall be, or be made, the basis for a subsequent Payment Blockage Notice.

         The Company may and shall resume payments on and distributions in respect of the Notes upon the earlier of:

                  (x)        the date upon which the default is cured or waived;

                  (y) the date the applicable Payment Blockage Notice is retracted by written notice to the Trustee from a representative of the holders of the Designated Senior Indebtedness which have given the Payment Blockage Notice; or

                  (z) in the case of a default referred to in Clause (b) above, 179 days pass after notice is received if the maturity of such Designated Senior Indebtedness has not been accelerated, unless this Article 12 otherwise prohibits the payment or distribution at the time of such payment or distribution.

         In the event that, notwithstanding the foregoing, the Company shall make any payment to the Trustee or the Holder of any Note prohibited by the foregoing provisions of this Section, and if such fact shall, at or prior to the time of such payment, have been made known to the Trustee or such Holder, as the case may be, then and in such event such payment shall be paid over and delivered forthwith to the Company.
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         The  provisions  of this  Section  shall not apply to any payment  with respect to which Section 1202 would be applicable.

SECTION 1205. Payment Permitted If No Default. Nothing contained in this Article or elsewhere in this Indenture or in any of the Notes shall prevent (a) the Company, at any time except during the pendency of any case, proceeding, dissolution, liquidation or other winding up, general assignment for the benefit of creditors or other marshalling of assets and liabilities of the Company referred to in Section 1202 or under the conditions described in Section 1203 or 1204, from making payments at any time of principal of and premium, interest or liquidated damages, if any, on the Notes, or (b) the application by the Trustee of any money deposited with it hereunder to the payment of or on account of the principal of and premium, if any, or interest on the Notes or the retention of such payment by the Holders, if, at the time of such application by the Trustee, it did not have knowledge that such payment would have been prohibited by the provisions of this Article.

SECTION 1206. Subrogation to Rights of Holders of Senior Indebtedness. Subject to the payment in full of all amounts due on or in respect of Senior Indebtedness, the Holders of the Notes shall be subrogated to the extent of the payments or distributions made to the holders of such Senior Indebtedness pursuant to the provisions of this Article (equally and ratably with the holders of all indebtedness of the Company which by its express terms is subordinated to other indebtedness of the Company to substantially the same extent as the Notes are subordinated and is entitled to like rights of subrogation) to the rights of the holders of such Senior Indebtedness to receive payments and distributions of cash, property and securities applicable to the Senior Indebtedness until the principal of and premium, if any, and Interest on the Notes shall be paid in full. For purposes of such subrogation, no payments or distributions to the holders of the Senior Indebtedness of any cash, property or securities to which the Holders of the Notes or the Trustee would otherwise be entitled except for the provisions of this Article, and no payments over pursuant to the provisions of this Article to the holders of Senior Indebtedness by Holders of the Notes or the Trustee, shall, as among the Company, its creditors other than holders of Senior Indebtedness and the Holders of the Notes, be deemed to be a payment or distribution by the Company to or on account of the Senior Indebtedness.

SECTION 1207. Provisions Solely to Define Relative Rights. The provisions of this Article are and are intended solely for the purpose of defining the relative rights of the Holders of the Notes on the one hand and the holders of Senior Indebtedness on the other hand. Nothing contained in this Article or elsewhere in this Indenture or in the Notes is intended to or shall (a) impair, as among the Company, its creditors other than holders of Senior Indebtedness and the Holders of the Notes, the obligation of the Company, which is absolute and unconditional, to pay to the Holders of the Notes the principal of and premium, if any, and interest on the Notes as and when the same shall become due and payable in accordance with their terms; or (b) affect the relative rights against the Company of the Holders of the Notes and creditors of the Company other than the holders of Senior Indebtedness; or (c) prevent the Trustee or the Holder of any Note from exercising all remedies otherwise permitted by applicable law upon default under this Indenture, subject to the rights, if any, under this Article of the holders of Senior Indebtedness to
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receive cash,  property and securities  otherwise  payable or deliverable to the
Trustee or such Holder.

SECTION 1208. Trustee to Effectuate Subordination. Each holder of a Note by his acceptance thereof authorizes and directs the Trustee on his behalf to take such action as may be necessary or appropriate to effectuate the subordination provided in this Article and appoints the Trustee his attorney-in-fact for any and all such purposes.

SECTION 1209.  No Waiver of Subordination Provisions.

         No right of any present or future holder of any Senior Indebtedness to enforce subordination as herein provided shall at any time in any way be prejudiced or impaired by any act or failure to act on the part of the Company or by any act or failure to act, in good faith, by any such holder, or by any noncompliance by the Company with the terms, provisions and covenants of this Indenture, regardless of any knowledge thereof any such holder may have or be otherwise charged with.

         Without in any way limiting the generality of the foregoing paragraph, the holders of Senior Indebtedness may, at any time and from time to time, without the consent of or notice to the Trustee or the Holders of the Notes, without incurring responsibility to the Holders of the Notes and without impairing or releasing the subordination provided in this Article or the obligations hereunder of the Holders of the Notes to the holders of Senior Indebtedness, do any one or more of the following: (i) change the manner, place or terms of payment or extend the time of payment of, or renew or alter, Senior Indebtedness, or otherwise amend or supplement in any manner Senior Indebtedness or any instrument evidencing the same or any agreement under which Senior Indebtedness is outstanding; (ii) sell, exchange, release or otherwise deal with any property pledged, mortgaged or otherwise securing Senior Indebtedness; (iii) release any Person liable in any manner for the collection of Senior Indebtedness; and (iv) exercise or refrain from exercising any rights against the Company and any other Person.

SECTION 1210.  Notice to Trustee.

         The Company shall give prompt written notice to the Trustee of any fact known to the Company which would prohibit the making of any payment to or by the Trustee in respect of the Notes. Notwithstanding the provisions of this Article or any other provision of this Indenture, the Trustee shall not be charged with knowledge of the existence of any facts which would prohibit the making of any payment to or by the Trustee in respect of the Notes, unless and until the Trustee shall have received written notice thereof from the Company or a holder of Senior Indebtedness or from any trustee therefor; and, prior to the receipt of any such written notice, the Trustee, subject to the provisions of Section 601, shall be entitled in all respects to assume that no such facts exist;
provided, however, that if the Trustee shall not have received the notice provided for in this Section at least four Business Days prior to the date upon which by the terms hereof any money may become payable for any purpose (including, without limitation, the payment of the principal of and premium, if any, or interest on any Note), then, anything herein contained to the contrary notwithstanding, the Trustee shall have full power and authority to
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
receive such money and to apply the same to the purpose for which such money was received and shall not be affected by any notice to the contrary which may be received by it within four Business Days prior to such date.

         Subject to the provisions of Section 601, the Trustee shall be entitled to rely on the delivery to it of a written notice by a Person representing himself to be a holder of Senior Indebtedness (or a trustee therefor) to establish that such notice has been given by a holder of Senior Indebtedness (or a trustee therefor). In the event that the Trustee determines in good faith that further evidence is required with respect to the right of any Person as a holder of Senior Indebtedness to participate in any payment or distribution pursuant to this Article, the Trustee may request such Person to furnish evidence to the reasonable satisfaction of the Trustee as to the amount of Senior Indebtedness held by such Person, the extent to which such Person is entitled to participate in such payment or distribution and any other facts pertinent to the rights of such Person under this Article, and if such evidence is not furnished, the Trustee may defer any payment to such Person pending judicial determination as to the right of such Person to receive such payment.

SECTION 1211. Reliance on Judicial Order or Certificate of Liquidating Agent. Upon any payment or distribution of assets of the Company referred to in this Article, the Trustee, subject to the provisions of Section 601, and the Holders of the Notes shall be entitled to rely upon any order or decree entered by any court of competent jurisdiction in which such insolvency, bankruptcy, receivership, liquidation, reorganization, dissolution, winding up or similar case or proceeding is pending, or a certificate of the trustee in bankruptcy, receiver, liquidating trustee, custodian, assignee for the benefit of creditors, agent or other person making such payment or distribution, delivered to the Trustee or to the Holders of Notes, for the purpose of ascertaining the Persons entitled to participate in such payment or distribution, the holders of the Senior Indebtedness and other indebtedness of the Company, the amount thereof or payable thereon, the amount or amounts paid or distributed thereon and all other facts pertinent thereto or to this Article.

SECTION 1212. Trustee Not Fiduciary for Holders of Senior Indebtedness. The Trustee shall not be deemed to owe any fiduciary duty to the holders of Senior Indebtedness and shall not be liable to any such holders if it shall in good faith mistakenly pay over or distribute to Holders of Notes or to the Company or to any other Person cash, property or securities to which holders of Senior Indebtedness shall be entitled by virtue of this Article or otherwise. With respect to the holders of Senior Indebtedness, the Trustee undertakes to perform or to observe only such of its covenants and obligations as are specifically set forth in this Article, and no implied covenants or obligations with respect to the holders of Senior Indebtedness shall be read into this Article against the Trustee.

SECTION 1213. Rights of Trustee as Holder of Senior Indebtedness; Preservation of Trustee's Rights.

         The Trustee in its individual capacity shall be entitled to all the rights set forth in this Article with respect to any Senior Indebtedness which may at any time be held by it, to the same
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
extent as any other holder of Senior Indebtedness, and nothing in this Indenture shall deprive the Trustee of any of its rights as such holder.

     Nothing in this Article shall apply to claims of, or payments to, the Trustee under or pursuant to Section 607.

SECTION 1214. Article Applicable to Paying Agents. In case at any time any Paying Agent other than the Trustee shall have been appointed by the Company and be then acting hereunder, the term "Trustee" as used in this Article shall in such case (unless the context otherwise requires) be construed as extending to and including such Paying Agent within its meaning as fully for all intents and purposes as if such Paying Agent were named in this Article in addition to or in place of the Trustee; provided, however, that Section 1213 shall not apply to the Company or any Affiliate of the Company if it or such Affiliate acts as Paying Agent.

SECTION 1215. Certain Conversions Deemed Payment. For the purposes of this Article only, (l) the issuance and delivery of junior securities upon conversion of Notes in accordance with Article Thirteen shall not be deemed to constitute a payment or distribution on account of the principal of or premium or interest on Notes or on account of the purchase or other acquisition of Notes, and (2) the payment, issuance or delivery of cash, property or securities (other than junior securities) upon conversion of a Note shall be deemed to constitute payment on account of the principal of such Note. For the purposes of this Section, the term "junior securities" means (a) shares of any class of capital stock of the Company and (b) any other securities of the Company which are subordinated in right of payment to all Senior Indebtedness which may be outstanding at the time of issuance or delivery of such securities to substantially the same extent as, or to a greater extent than, the Notes are so subordinated as provided in this Article. Nothing contained in this Article or elsewhere in this Indenture or in the Notes is intended to or shall impair, as among the Company, its creditors other than holders of Senior Indebtedness and the Holders of the Notes, the right, which is absolute and unconditional, of the Holder of any Note to convert such Note in accordance with Article Thirteen.

SECTION 1216. No Suspension of Remedies. Nothing contained in this Article shall limit the right of the Trustee or the Holders of the Notes to take any action to accelerate the maturity of the Notes pursuant to the provisions described under Article Five and as set forth in this Indenture or to pursue any rights or remedies hereunder or under applicable law, subject to the rights, if any, under this Article of the holders, from time to time, of Senior Indebtedness to receive the cash, property or securities receivable upon the exercise of such rights or remedies.

                                ARTICLE THIRTEEN

                               Conversion of Notes

SECTION 1301.  Conversion Privilege and Conversion Price.

         Subject to and upon compliance with the provisions of this Article, at the option of the Holder thereof, any Note or any portion of the principal amount thereof which equals $1,000 or
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
any integral multiple thereof may be converted at any time after the date of original issuance of Notes under this Indenture at the principal amount thereof, or of such portion thereof, into fully paid and nonassessable shares (calculated as to each conversion to the nearest 1/100 of a share) of Common Stock, at the conversion price, determined as hereinafter provided, in effect at the time of conversion. Such conversion right shall expire at the close of business on April 1, 2005. In case a Note or portion thereof is called for redemption, such conversion right in respect of the Note or portion so called shall expire at the close of business on the second business day next preceding the applicable Redemption Date, unless the Company defaults in making the payment due upon redemption.

         The price at which shares of Common Stock shall be delivered upon conversion (herein called the "conversion price") shall be initially $48.20 per share of Common Stock. The conversion price shall be adjusted in certain instances as provided in paragraphs (a), (b), (c), (d), (e), (f), (g) and (i) of
Section 1304.

SECTION 1302.  Exercise of Conversion Privilege.

         In order to exercise the conversion privilege, the Holder of any Note shall surrender such Note, duly endorsed or assigned to the Company or in blank, at any office or agency of the Company maintained pursuant to Section 1002, accompanied by written notice to the Company in the form provided in the Note (or such other notice as is acceptable to the Company) at such office or agency that the Holder elects to convert such Note or, if less than the entire principal amount thereof is to be converted, the portion thereof to be converted.

         In the case of any Note surrendered for conversion during the period after the close of business on any Regular Record Date for any Interest Payment Date to the close of business on the Business Day next preceding the following Interest Payment Date, interest, the Stated Maturity of which is such Interest Payment Date, shall be payable on such Interest Payment Date to the Holder of such Note on such Regular Record Date notwithstanding such conversion. Notes surrendered for conversion after any Regular Record Date but before the next Interest Payment Date shall (unless such Note or portion thereof being converted shall have been called for redemption during the period from the close of business on such Regular Record Date to the close of business on the second business day next succeeding the following Interest Payment Date, as described in the succeeding sentence) be accompanied by payment in funds acceptable to the Company of an amount equal to the interest payable on such Interest Payment Date on the principal amount being surrendered for conversion; provided, however, that no such payment need be made with respect to interest payable on Notes called for redemption on April 1, 2001. Except as described above, Notes surrendered for conversion on a date that is not an Interest Payment Date shall not receive any interest for the period after the Interest Payment Date next preceding the conversion date to the conversion date or for any later period. Except as provided above in this Section 1302 and subject to the fourth paragraph of Section 307, no payment or adjustment shall be made upon any conversion on account of any interest accrued on the Notes surrendered for conversion or on account of any dividends on the Common Stock issued upon conversion.
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
         Notes shall be deemed to have been converted immediately prior to the close of business on the day of surrender of such Notes for conversion in accordance with the foregoing provisions, and at such time the rights of the Holders of such Notes as Holders shall cease, and the Person or Persons entitled to receive the Common Stock issuable upon conversion shall be treated for all purposes of the record holder or holders of such Common Stock as and after such time. As promptly as practicable on or after the conversion date, the Company shall issue and shall deliver at such office or agency a certificate or certificates for the number of full shares of Common Stock issuable upon conversion, together with payment in lieu of any fraction of a share, as provided in Section 1303.

         In the case of any Note which is converted in part only, upon such conversion the Company shall execute and the Trustee shall authenticate and deliver to the Holder thereof, at the expense of the Company, a new Note or Notes of authorized denominations in aggregate principal amount equal to the unconverted portion of the principal amount of such Note.

SECTION 1303. Fractions of Shares. No fractional share of Common Stock shall be issued upon conversion of Notes. If more than one Note shall be surrendered for conversion at one time by the same Holder, the number of full shares which shall be issuable upon conversion thereof shall be computed on the basis of the aggregate principal amount of the Notes (or specified portions thereof) so surrendered. If any fractional share of stock would be issuable upon the conversion of any Note or Notes, the Company shall make an adjustment and payment therefor in cash at the current market value thereof to the holder of Notes. The current market value of a share of Common Stock shall be the Closing Price on the first Business Day immediately preceding the day on which the Notes (or specified portions thereof) are deemed to have been converted.

SECTION 1304.  Adjustment of Conversion Price.

         (a) In case the Company shall pay or make a dividend or other distribution on the Common Stock exclusively in Common Stock or shall pay or make a dividend or other distribution on any other class of capital stock of the Company which dividend or distribution includes Common Stock, the conversion price in effect at the opening of business on the day following the date fixed for the determination of shareholders entitled to receive such dividend or other distribution shall be reduced by multiplying such conversion price by a fraction of which the numerator shall be the number of shares of Common Stock outstanding at the close of business on the date fixed for such determination and the denominator shall be the sum of such number of shares and the total number of shares constituting such dividend or other distribution, such reduction to become effective immediately after the opening of business on the day following the date fixed for such determination. For the purpose of this paragraph (a), the number of shares of Common Stock at any time outstanding shall not include shares held in the treasury of the Company. The Company shall not pay any dividend or make any distribution on shares of Common Stock held in the treasury of the Company.

         (b) Subject to paragraph (h) of this Section, in case the Company shall pay or make a dividend or other distribution on the Common Stock consisting exclusively of, or shall otherwise
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
issue to all holders of the Common Stock, rights or warrants entitling the holders thereof to subscribe for or purchase shares of Common Stock (or securities convertible into Common Stock) at a price per share less than the Current Market Price (determined as provided in paragraph (i) of this Section) on the date fixed for the determination of shareholders entitled to receive such rights or warrants, the conversion price in effect at the opening of business on the day following the date fixed for such determination shall be reduced by multiplying such conversion price by a fraction of which the numerator shall be the number of shares of Common Stock outstanding at the close of business on the date fixed for such determination plus the number of shares of Common Stock which the aggregate of the offering price of the total number of shares of Common Stock so offered for subscription or purchase would purchase at such Current Market Price and the denominator shall be the number of shares of Common Stock outstanding at the close of business on the date fixed for such determination plus the number of shares of Common Stock so offered for subscription or purchase, such reduction to become effective immediately after the opening of business on the day following the date fixed for such determination. For the purposes of this paragraph (b), the number of shares of Common Stock at any time outstanding shall not include shares held in the treasury of the Company. The Company shall not issue any rights or warrants in respect of shares of Common Stock held in the treasury of the Company. In determining whether any rights or warrants entitle the holders to subscribe for or purchase shares of Common Stock at less than such Current Market Price, and in determining the aggregate offering price of such shares of Common Stock, there shall be taken into account any consideration received by the Company for such rights or warrants, the value of such consideration, if other than cash, to be determined in good faith by the Board of Directors, whose good faith determination shall be conclusive and described in a Board Resolution.

         (c) In case outstanding shares of Common Stock shall be subdivided into a greater number of shares of Common Stock, the conversion price in effect at the opening of business on the day following the day upon which such subdivision becomes effective shall be proportionately reduced, and, conversely, in case outstanding shares of Common Stock shall be combined into a smaller number of shares of Common Stock, the conversion price in effect at the opening of business on the day following the day upon which such combination becomes effective shall be proportionately increased, such reduction or increase, as the case may be, to become effective immediately after the opening of business on the day following the day upon which subdivision or combination becomes effective.

         (d) Subject to the last sentence of this paragraph (d) and to paragraph
(h) of this Section, in case the Company shall, by dividend or otherwise, distribute to all holders of the Common Stock evidences of its indebtedness, shares of any class of its capital stock, cash or other assets (including securities, but excluding any rights or warrants referred to in paragraph (b) of this Section, excluding any dividend or distribution in connection with the liquidation, dissolution or winding up of the Company or paid exclusively in cash and excluding any dividend or distribution referred to in paragraph (a) of this Section), the conversion price shall be reduced by multiplying the conversion price in effect immediately prior to the close of business on the date fixed for the determination of shareholders entitled to such distribution by a fraction of which the numerator shall be the Current Market Price (determined as provided in paragraph (i) of this Section) on such date less the fair market value (as determined by the Board of

Directors, whose determination shall be conclusive and described in a Board Resolution) on such date of the portion of the evidences of indebtedness, shares of capital stock, cash and other assets to be distributed applicable to one share of Common Stock and the denominator shall be such Current Market Price, such reduction to become effective immediately prior to the opening of business on the day following such date. If the Board of Directors determines the fair market value of any distribution for purposes of this paragraph (d) by reference to the actual or when-issued trading market for any securities comprising part or all of such distribution, it must in doing so consider the prices in such market over the same period used in computing the Current Market Price pursuant to paragraph (i) of this Section, to the extent possible. For purposes of this paragraph (d), any dividend or distribution that includes shares of Common Stock, rights or warrants to subscribe for or purchase shares of Common Stock or securities convertible into or exchangeable for shares of Common Stock shall be deemed to be (x) a dividend or distribution of the evidences of indebtedness, cash, assets or shares of capital stock other than such shares of Common Stock, such rights or warrants or such convertible or exchangeable securities (making any conversion price reduction required by this paragraph (d)) immediately followed by (y) in the case of such shares of Common Stock or such rights or warrants, a dividend or distribution thereof (making any further conversion price reduction required by paragraph (a) and (b) of this Section, except any shares of Common Stock included in such dividend or distribution shall not be deemed "outstanding at the close of business on the date fixed for such determination" within the meaning of paragraph (a) of this Section), or (z) in the case of such convertible or exchangeable securities, a dividend or distribution of the number of shares of Common Stock as would then be issuable upon the conversion or exchange thereof, whether or not the conversion or exchange of such securities is subject to any conditions (making any further conversion price reduction required by paragraph (a) of this Section, except the shares deemed to constitute such dividend or distribution shall not be deemed "outstanding at the close of business on the date fixed for such determination" within the meaning of paragraph (a) of this Section).

         (e) In case the Company shall, by dividend or otherwise, at any time distribute to all holders of the Common Stock cash (excluding any cash that is distributed as part of a distribution referred to in paragraph (d) of this Section or in connection with a transaction to which Section 1311 applies) in an aggregate amount that, together with (A) the aggregate amount of any other distributions to all holders of the Common Stock made exclusively in cash within the 12 months preceding the date fixed for the determination of shareholders entitled to such distribution and in respect of which no conversion price adjustment pursuant to this paragraph (e) has been made previously and (B) the aggregate of any cash plus the fair market value (as determined by the Board of Directors, whose determination shall be conclusive and described in a Board Resolution) as of such date of determination of consideration payable in respect of any tender offer by the Company or a Subsidiary for all or any portion of the
Common  Stock   consummated   within  the  12  months  preceding  such  date  of
determination and in respect of which no conversion price adjustment pursuant to paragraph (f) of this Section has been made previously, exceeds the greater of
(I) 10.0% of the product of the Current Market Price (determined as provided in paragraph (i) of this Section) on such date of determination times the number of shares of Common Stock outstanding on such date or (II) the Company's retained earnings on the date fixed for determining the stockholders entitled to such distribution, the conversion price shall be
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reduced by multiplying the conversion price in effect  immediately  prior to the close of business on such date of determination by a fraction of which the numerator shall be the Current Market Price (determined as provided in paragraph
(i) of this Section) on such date less the amount of cash to be distributed at such time applicable to one share of Common Stock and the denominator shall be such Current Market Price, such reduction to become effective immediately prior to the opening of business on the day after such date.

         (f) In case a tender offer made by the Company or any Subsidiary for all or any portion of the Common Stock shall be consummated and such tender offer shall involve an aggregate consideration having a fair market value (as determined by the Board of Directors, whose determination shall be conclusive and described in a Board Resolution) as of the last time (the "Expiration Time") that tenders may be made pursuant to such tender offer (as it shall have been amended) that, together with (A) the aggregate of the cash plus the fair market value (as determined by the Board of Directors, whose determination shall be conclusive and described in a Board Resolution) as of the Expiration Time of the other consideration paid in respect of any other tender offer by the Company or a Subsidiary for all or any portion of the Common Stock consummated within the 12 months preceding the Expiration Time and in respect of which no conversion price adjustment pursuant to this paragraph (f) has been made previously and (B) the aggregate amount of any distributions to all holders of the Common Stock made exclusively in cash within the 12 months preceding the Expiration Time and in respect of which no conversion price adjustment pursuant to paragraph (e) of this Section has been made previously, exceeds the greater of (I) 10.0% of the product of the Current Market Price (determined as provided in paragraph (i) of this Section) immediately prior to the Expiration Time times the number of shares of Common Stock outstanding (including any tendered shares) at the Expiration Time or (II) the Company's retained earnings as of the Expiration Time, the conversion price shall be reduced by multiplying the conversion price in effect immediately prior to the Expiration Time by a fraction of which the numerator shall be (x) the product of the Current Market Price (determined as provided in paragraph (i) of this Section) immediately prior to the Expiration Time times the number of shares of Common Stock outstanding (including any tendered shares at the Expiration Time minus (y) the fair market value (determined as aforesaid) of the aggregate consideration payable to shareholders upon consummation of such tender offer and the denominator shall be the product of (A) such Current Market Price times (B) such number of outstanding shares at the Expiration Time minus the number of shares accepted for payment in such tender offer (the "Purchased Shares"), such reduction to become effective immediately prior to the opening of business on the day following the Expiration Time; provided, that if the number of Purchased Shares or the aggregate consideration payable therefor have not been finally determined by such opening of business, the adjustment required by this paragraph (f) shall, pending such final determination, be made based upon the preliminarily announced results of such tender offer, and, after such final determination shall have been made, the adjustment required by this paragraph (f) shall be made based upon the number of Purchased Shares and the aggregate consideration payable therefor as so finally determined.

         (g) In case a tender offer or exchange offer made by a Person other than the Company or any Subsidiary, which offer is not recommended for rejection by the Company's Board of Directors, shall be consummated with respect to such number of shares of Common Stock which,
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as of the closing  date of such  tender  offer or  exchange  offer,  as amended, increases the acquiring Person's ownership of Common Stock to more than 25% of the total shares of Common Stock outstanding and if the cash and fair market value (as determined by the Board of Directors, whose determination shall be conclusive and described in a Board Resolution) of any other consideration included in such payment per share of Common Stock exceeds the current market price per share of Common Stock on the Business Day next succeeding the last date on which tenders or exchanges may be made pursuant to such tender offer or exchange offer, the conversion price shall be reduced by multiplying the conversion price in effect immediately prior to the closing of such offer by a fraction of which the numerator shall be (x) the product of the current market price (determined as described above in this paragraph (g)) times the number of shares of Common Stock outstanding (including any tendered or exchanged shares at the closing) minus (y) the fair market value (determined as aforesaid) of the aggregate consideration payable to shareholders upon the consummation of such offer and the denominator shall be the product of (A) the current market price (as determined above) times (B) such number of outstanding shares at the closing minus the number of shares accepted for payment in such tender offer or exchange offer, such reduction to become effective immediately prior to the opening of business on the day following the closing; provided, that if the number of shares tendered or exchanged or the aggregate consideration payable therefor has not been finally determined by such opening of business, the adjustment required by this paragraph shall, pending such final determination, be made based upon the preliminarily announced results of such tender or exchange offer, and, after such final determination shall have been made, the adjustment required by this paragraph shall be made based upon the number of shares tendered or exchanged and the aggregate consideration payable therefor as so finally determined. The adjustment referred to in the paragraph will generally not be made, however, if, as of the closing of such tender offer or exchange offer, the offering documents with respect to such offer disclose a plan or an intention to cause the Company to engage in a consolidation or merger of the Company, or a sale of all or substantially all of the Company's assets.

         (h) The reclassification of Common Stock into securities which include securities other than Common Stock (other than any reclassification upon a consolidation or merger to which Section 1311 applies) shall be deemed to involve (i) a distribution of such securities other than Common Stock to all holders of Common Stock (and the effective date of such reclassification shall be deemed to be "the date fixed for the determination of shareholders entitled to such distribution" within the meaning of paragraph (d) of this Section), and
(ii) a subdivision or combination, as the case may be, of the number of shares of Common Stock outstanding immediately prior to such reclassification into the number of shares of Common Stock outstanding immediately thereafter (and the effective date of such reclassification shall be deemed to be "the day upon which such subdivision becomes effective" or "the day upon which such combination becomes effective," as the case may be, and "the day upon which such subdivision or combination becomes effective" within the meaning of paragraph
(c) of this Section).

         Rights or warrants issued by the Company to all holders of the Common Stock entitling the holders thereof to subscribe for or purchase shares of Common Stock (either initially or under certain circumstances), which rights or warrants (i) are deemed to be transferred with such shares
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
of Common Stock, (ii) are not exercisable and (iii) are also issued in respect of future issuances of Common Stock, in each case in Clauses (i) through (iii) until the occurrence of a specified event or events ("Trigger Event"), shall for purposes of this Section 1304 not be deemed issued or distributed until the occurrence of the earliest Trigger Event, whereupon such rights and warrants shall be deemed to have been distributed and an appropriate adjustment (if any is required) to the conversion price shall be made under this Section 1304. If any such rights or warrants, including any such existing rights or warrants distributed prior to the date of this Indenture are subject to subsequent events, upon the occurrence of each of which such rights or warrants shall become exercisable to purchase different securities, evidences of indebtedness or other assets, then the occurrence of each such event shall be deemed to be such date of issuance and record date with respect to new rights or warrants (and a termination or expiration of the existing rights or warrants without exercise by the holder thereof). In addition, in the event of any distribution (or deemed distribution) of rights or warrants, or any Trigger Event with respect thereto, that was counted for purposes of calculating a distribution amount for which an adjustment to the conversion price under this Section 1304 was made, (1) in the case of any such rights or warrant which shall all have been redeemed or repurchased without exercise by any holders thereof, the conversion price shall be readjusted upon such final redemption or repurchase to give effect to such distribution or Trigger Event, as the case may be, as though it were a cash distribution, equal to the per share redemption or repurchase price received by a holder or holders of Common Stock with respect to such rights or warrants (assuming such holder had retained such rights or warrants), made to all holders of Common Stock as of the date of such redemption or repurchase, and (2) in the case of such rights or warrants which shall have expired or been terminated without exercise by any holders thereof, the conversion price shall be readjusted as if such rights and warrants had not been issued.

         Notwithstanding any other provision of this Section 1304 to the contrary, rights, warrants, evidences of indebtedness, other securities, cash or other assets (including, without limitation, any rights distributed pursuant to any stockholder rights plan) shall be deemed not to have been distributed for purposes of this Section 1304 if the Company makes proper provision so that each holder of Notes who converts a Note (or any portion thereof) after the date fixed for determination of stockholders entitled to receive such distribution shall be entitled to receive upon such conversion, in addition to the shares of Common Stock issuable upon such conversions, the amount and kind of such distributions that such holder would have been entitled to receive if such holder had, immediately prior to such determination date, converted such Note into Common Stock.

         (i) For the purpose of any computation under this paragraph and paragraphs (b), (d) and (e) of this Section, the current market price per share of Common Stock (the "Current Market Price") on any date shall be deemed to be the average of the daily Closing Prices for the 10 consecutive Trading Days immediately prior to the date in question; provided, however, that (i) if the "ex" date for any event (other than the issuance or distribution requiring such computation) that requires an adjustment to the conversion price pursuant to paragraph (a), (b), (c), (d), (e) or (f) above occurs during such 10 consecutive Trading Days, the Closing Price for each Trading Day prior to the "ex" date for such other event shall be adjusted by multiplying such Closing Price by the same fraction by which the conversion price is so required to be adjusted as a result
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
of such other event, (ii) if the "ex" date for any event (other than the issuance or distribution requiring such computation) that requires an adjustment to the conversion price pursuant to paragraph (a), (b), (c), (d), (e) or (f) above occurs on or after the "ex" date for the issuance or distribution requiring such computation and on or prior to the date in question, the Closing Price for each Trading Day on and after the "ex" date for such other event shall be adjusted by multiplying such Closing Price by the reciprocal of the fraction by which the conversion price is so required to be adjusted as a result of such other event, and (iii) if the "ex" date for the issuance or distribution requiring such computation is on or prior to the date in question, after taking into account any adjustment required pursuant to Clause (ii) of this proviso, the Closing Price for each Trading Day on or after such "ex" date shall be adjusted by adding thereto the amount of any cash and the fair market value on the date in question (as determined by the Board of Directors in a manner consistent with any determination of such value for purposes of paragraph (d) or
(e) of this Section, whose determination shall be conclusive and described in a Board Resolution) of the evidences of indebtedness, shares of capital stock or assets being distributed applicable to one share of Common Stock as of the close of business on the day before such "ex" date. For the purpose of any computation under paragraph (f) of this Section, the Current Market Price on any date shall be deemed to be the average of the daily Closing Prices for such day and the next two succeeding Trading Days; provided, however, that if the "ex" date for any event (other than the tender offer requiring such computation) that requires an adjustment to the conversion price pursuant to paragraph (a), (b), (c), (d),
(e) or (f) above occurs on or after the Commencement Date and prior to the Expiration Time for the tender offer requiring such computation, the Closing Price for each Trading Day prior to the "ex" date for such other event shall be adjusted by multiplying such Closing Price by the same fraction by which the conversion price is so required to be adjusted as a result of such other event. The closing price for any Trading Day (the "Closing Price") shall be the last reported sales price regular way or, in case no such reported sale takes place on such day, the average of the reported closing bid and asked prices regular way, in either case on the New York Stock Exchange or, if the Common Stock is not listed or admitted to trading on such exchange, on the principal national securities exchange on which the Common Stock is listed or admitted to trading or, if not listed or admitted to trading on any national securities exchange, on the Nasdaq Stock Market's National Market or, if the Common Stock is not listed or admitted to trading on any national securities exchange or quoted on such National Market, the average of the closing bid and asked prices in the over-the-counter market as furnished by any New York Stock Exchange member firm selected from time to time by the Company for that purpose. For purposes of this paragraph, the term "Trading Day" means each Monday, Tuesday, Wednesday, Thursday and Friday, other than any day on which securities are generally not traded on the applicable securities exchange or in the applicable securities market and the term "'ex' date," (i) when used with respect to any issuance or distribution, means the first date on which the Common Stock trades regular way on the relevant exchange or in the relevant market from which the Closing Prices were obtained without the right to receive such issuance or distribution, (ii) when used with respect to any subdivision or combination of shares of Common Stock, means the first date on which the Common Stock trades regular way on such exchange or in such market after the time at which such subdivision or combination becomes effective, and (iii) when used with respect to any tender offer means the first date on which the Common Stock trades regular way on such exchange or in such market
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
after the last time that tenders may be made pursuant to such tender offer (as it shall have been amended).

         (j) The Company may make such reductions in the conversion price, in addition to those required by paragraphs (a), (b), (c), (d), (e), (f) and (g) of this Section, as it considers to be advisable (as evidenced by a Board Resolution) in order that any event treated for federal income tax purposes as a dividend of stock or stock rights shall not be taxable to the recipients or, if that is not possible, to diminish any income taxes that are otherwise payable because of such event.

         (k) No adjustment in the conversion price shall be required unless such adjustment (plus any other adjustments not previously made by reason of this paragraph (k)) would require an increase or decrease of at least 1% in the conversion price; provided, however, that any adjustments which by reason of this paragraph (k) are not required to be made shall be carried forward and taken into account in any subsequent adjustment.

         (l) Notwithstanding any other provision of this Section 1304, no adjustment to the conversion price shall reduce the conversion price below the then par value per share of the Common Stock, and any such purported adjustment shall instead reduce the conversion price to such par value. The Company hereby covenants not to take any action to increase the par value per share of the Common Stock.

SECTION 1305.  Notice of Adjustments of Conversion Price.

         Whenever the conversion price is adjusted as herein provided:

         (a) the Company shall compute the adjusted conversion price in accordance with Section 1304 and shall prepare an Officers' Certificate signed by the Treasurer of the Company setting forth the adjusted conversion price and showing in reasonable detail the facts upon which such adjustment is based, and such certificate shall forthwith be filed (with a copy to the Trustee) at each office or agency maintained for the purpose of conversion of Notes pursuant to
Section 1002; and

         (b) a notice stating that the conversion price has been adjusted and setting forth the adjusted conversion price shall forthwith be prepared, and as soon as practicable after it is prepared, such notice shall be mailed by the Company to all Holders at their last addresses as they shall appear in the Note Register.

SECTION 1306.  Notice of Certain Corporate Action.

         In case:

         (a) the Company shall declare a dividend (or any other distribution) on its Common Stock payable (i) otherwise than exclusively in cash or (ii) exclusively in cash in an amount that would require a conversion price adjustment pursuant to paragraph (e) of Section 1304; or
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
         (b) the Company shall authorize the granting to the holders of its Common Stock of rights or warrants to subscribe for or purchase any shares of capital stock of any class or of any other rights (excluding shares of capital stock or options for capital stock issued pursuant to a benefit plan for employees, officers or directors of the Company); or

         (c) of any reclassification of the Common Stock (other than a subdivision or combination of the outstanding shares of Common Stock), or of any consolidation, merger or share exchange to which the Company is a party and for which approval of any stockholders of the Company is required, or of the sale or transfer of all or substantially all of the assets of the Company; or

         (d) of the voluntary or involuntary dissolution, liquidation or winding up of the Company;

         (e) the Company or any Subsidiary shall commence a tender offer for all or a portion of the outstanding shares of Common Stock (or shall amend any such tender offer to change the maximum number of shares being sought or the amount or type of consideration being offered therefor); or

         (f) the Company shall receive notice of a tender offer or exchange offer with respect to 25% or more of its outstanding Common Stock;

then the Company shall cause to be filed (with a copy to the Trustee) at each office or agency maintained pursuant to Section 1002, and shall cause to be mailed to all Holders at their last addresses as they shall appear in the Note Register, at least 21 days (or 11 days in any case specified in Clause (a), (b),
(e), or (f) above) prior to the applicable record, effective or expiration date hereinafter specified, a notice stating (x) the date on which a record is to be taken for the purpose of such dividend, distribution or granting of rights or warrants, or, if a record is not to be taken, the date as of which the holders of Common Stock of record who will be entitled to such dividend, distribution, rights or warrants are to be determined, (y) the date on which such reclassification, consolidation, merger, share exchange, sale, transfer, dissolution, liquidation or winding up is expected to become effective, and the date as of which it is expected that holders of Common Stock of record shall be entitled to exchange their shares of Common Stock for securities, cash or other property deliverable upon such reclassification, consolidation, merger, share exchange, sale, transfer, dissolution, liquidation or winding up, or (z) the date on which such tender offer or exchange offer commenced, the date on which such tender offer is scheduled to expire unless extended, the consideration offered and the other material terms thereof or exchange offer (or the material terms of any amendment thereto). Neither the failure to give any such notice nor any defect therein shall affect the legality or validity of any action described in Clauses (a) through (e) of this Section 1306.

SECTION 1307. Company to Reserve Common Stock. The Company shall at all times reserve and keep available, free from preemptive rights, out of the authorized but unissued Common Stock or out of the shares of Common Stock held in treasury, for the purpose of effecting the conversion of Notes, the full number of shares of Common Stock then issuable
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
upon the conversion of all outstanding Notes. Shares of Common Stock issuable upon conversion of Outstanding Notes shall be issued out of the Common Stock held in Treasury to the extent available.

SECTION 1308. Taxes on Conversions. The Company will pay any and all taxes that may be payable in respect of the issue or delivery of shares of Common Stock on conversion of Notes pursuant hereto. The Company shall not, however, be required to pay any tax which may be payable in respect of any transfer involved in the issue and delivery of shares of Common Stock in a name other than that of the Holder of the Note or Notes to be converted, and no such issue or delivery shall be made unless and until the Person requesting such issue has paid to the Company the amount of any such tax, or has established to the satisfaction of the Company that such tax has been paid.

SECTION 1309. Covenant as to Common Stock. The Company covenants that all shares of Common Stock which may be issued upon conversion of Notes will upon issue be fully paid and nonassessable and, except as provided in Section 1308, the Company will pay all taxes, liens and charges with respect to the issue thereof.

SECTION 1310. Cancellation of Converted Notes. All Notes delivered for conversion shall be delivered to the Trustee to be canceled by or at the direction of the Trustee, which shall dispose of the same as provided in Section 309.

SECTION 1311. Provisions of Consolidation, Merger or Sale of Assets. In case of any consolidation of the Company with, or merger of the Company into, any other Person, any merger of another Person into the Company (other than a merger which does not result in any reclassification, conversion, exchange or cancellation of outstanding shares of Common Stock) or any sale or transfer of all or substantially all of the assets of the Company, the Person formed by such consolidation or resulting from such merger or which acquires such assets, as the case may be, shall execute and deliver to the Trustee a supplemental indenture providing that the Holder of each Note then Outstanding shall have the right thereafter, during the period such Note shall be convertible as specified in Section 1301, to convert such Note only into the kind and amount of securities, cash and other property, if any, receivable upon such consolidation, merger, sale or transfer by a holder of the number of shares of Common Stock into which such Note might have been converted immediately prior to such consolidation, merger, sale or transfer, assuming such holder of Common Stock
(i) is not a Person with which the Company consolidated or into which the Company merged or which merged into the Company or to which such sale or transfer was made, as the case may be (a "Constituent Person"), or an Affiliate of a Constituent Person and (ii) failed to exercise his rights of election, if any, as to the kind or amount of securities, cash and other property receivable upon such consolidation, merger, sale or transfer (provided that if the kind or amount of securities, cash and other property receivable upon such consolidation, merger, sale or transfer is not the same for each share of Common Stock held immediately prior to such consolidation, merger, sale or transfer by other than a Constituent Person or an Affiliate thereof and in respect of which such rights of election shall not have been exercised ("nonelecting share"), then for the purpose of this Section the kind and amount of securities, cash and other property receivable upon such consolidation, merger, sale or transfer by each nonelecting share shall be deemed to be the kind and amount so receivable per share by a plurality of the nonelecting shares). Such supplemental indenture shall provide for adjustments which, for events subsequent to the effective date of such supplemental indenture, shall be as nearly equivalent as may be practicable to the adjustments provided for in this Article. The above provisions of this Section shall similarly apply to successive consolidations, mergers, sales or transfers.

SECTION 1312.  Trustee's Disclaimer.

         The Trustee and any other conversion agent shall not at any time be under any duty or responsibility to any holder of Notes to determine whether any facts exist that may require any adjustment of the conversion price or notice thereof, or with respect to the nature or extent or calculation of any such adjustment when made, or with respect to the method employed, or herein or in any supplemental indenture provided to be employed, in making the same and shall be protected in relying upon the Officers' Certificate with respect thereto which the Company is required to file with the Trustee pursuant to Section 1305. The Trustee and any other conversion agent shall not be accountable with respect to the validity or value (or the kind or amount) of any shares of Common Stock, or of any securities or property, that may at any time be issued or delivered upon the conversion of any Note; and the Trustee and any other conversion agent make no representations with respect thereto or any actions or omission by the Company in such regard. Neither the Trustee nor any conversion agent shall be responsible for any failure of the Company to issue, transfer or deliver any shares of Common Stock or stock certificates or other securities or property or cash upon the surrender of any debenture for the purpose of conversion or to comply with any of the duties, responsibilities or covenants of the Company contained in this Article Thirteen.

         The Trustee shall not be under any responsibility to determine or verify the correctness of any provisions contained in any supplemental indenture executed pursuant to Section 1311, but may accept as conclusive evidence of the correctness thereof, and shall be protected in relying upon, the Officers' Certificate with respect thereto which the Company is obligated to file with the Trustee pursuant to Section 1311.

                                ARTICLE FOURTEEN

                           Right to Require Repurchase

SECTION 1401. Right to Require Repurchase. In the event that there shall occur a Repurchase Event (as defined in Section 1406), then each Holder shall have the right, at such Holder's option, to require the Company to purchase, and upon the exercise of such right, the Company shall, subject to the provisions of Section 1203, purchase, all or any part of such Holder's Notes on the date (the "Repurchase Date") that is 30 days after the date the Company gives notice of the Repurchase Event as contemplated in Section 1402(a) at a price (the "Repurchase Price") equal to 100% of the principal amount thereof, together with accrued and unpaid interest to the Repurchase Date.
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SECTION 1402.  Notice; Method of Exercising Repurchase Right.

         (a) On or before the 15th day after the occurrence of a Repurchase Event, the Company, or at the written request of the Company received by the Trustee at least 40 days prior to the Repurchase Date, the Trustee (in the name and at the expense of the Company), in its capacity as tender agent (for which services it shall be reasonably compensated), shall give notice of the occurrence of the Repurchase Event and of the repurchase right set forth herein arising as a result thereof by first-class mail, postage prepaid, to the Trustee and to each Holder of the Notes at such Holder's address appearing in the Note Register. The Company shall also deliver a copy of such notice of a repurchase right to the Trustee.

         Each notice of a repurchase right shall state:

                  (1) the event constituting the Repurchase Event and the date thereof,

                  (2)      the Repurchase Date,

                  (3) the date by which the repurchase right must be exercised,

                  (4)      the Repurchase Price, and

                  (5) the instructions a Holder must follow to exercise a repurchase right.

         No failure of the Company to give the foregoing notice shall limit any Holder's right to exercise a repurchase right. The Trustee shall have no affirmative obligation to determine if there shall have occurred a Repurchase Event.

         (b) To exercise a repurchase right, a Holder shall deliver to the Company (or an agent designated by the Company for such purpose in the notice referred to in (a) above) and to the Trustee on or before the close of business on the Repurchase Date (i) written notice of the Holder's exercise of such right, which notice shall set forth the name of the Holder, the principal amount of the Note or Notes (or portion of a Note) to be repurchased, and a statement that an election to exercise the repurchase right is being made thereby, and
(ii) the Note or Notes with respect to which the repurchase right is being exercised, duly endorsed for transfer to the Company. Such written notice shall be irrevocable. If the Repurchase Date falls between any Regular Record Date and the next succeeding Interest Payment Date, Notes to be repurchased must be accompanied by payment from the Holder of an amount equal to the interest thereon which the registered Holder thereof is to receive on such Interest Payment Date.

         In the event a repurchase right shall be exercised in accordance with the terms hereof, the Company shall on the Repurchase Date pay or cause to be paid in cash to the Holder thereof the Repurchase Price of the Note or Notes as to which the repurchase right had been exercised.

SECTION 1403. Deposit of Repurchase Price. On or prior to the Repurchase Date, the Company shall deposit with the Trustee or with a Paying Agent (or, if the Company is acting as its own Paying Agent, segregate and hold in trust as provided in Section 1003) an amount of money in same day funds sufficient to pay the Repurchase Price of the Notes which are to be repaid on the Repurchase Date.

SECTION 1404. Notes Not Repurchased on Repurchase Date. If any Note surrendered for repurchase shall not be so paid on the Repurchase Date, the principal shall, until paid, bear interest to the extent permitted by applicable law from the Repurchase Date at the rate per annum bone by such Note.

SECTION 1405. Notes Repurchased in Part. Any Note which is to be repurchased only in part shall be surrendered at any office or agency of the Company designated for that purpose pursuant to Section 1002 (with, if the Company or the Trustee so requires, due endorsement by, or written instrument of transfer in form satisfactory to the Company and the Trustee duly executed by, the Holder thereof or his attorney duly authorized in writing), and the Company shall execute, and the Trustee shall authenticate and deliver to the Holder of such Note without service charge, a new Note or Notes of any authorized denomination as requested by such Holder, in aggregate principal amount equal to and in exchange for the unrepurchased portion of the principal of the Note so surrendered.

SECTION 1406.  Certain Definitions.

         For purposes of this Article:

         (a) A "Repurchase Event" shall have occurred upon the occurrence of a Change in Control or Termination of Trading after the date of this Indenture and on or prior to December 1, 2004.

         (b) A "Change in Control" shall occur when:

                  (i) all or substantially all of the Company's assets are sold as an entirety to any Person or related group of Persons;

                  (ii) there shall be consummated any consolidation or merger of the Company (A) in which the Company is not the continuing or surviving corporation (other than a consolidation or merger with a wholly owned subsidiary of the Company in which all shares of Common Stock outstanding immediately prior to the effectiveness thereof are changed into or exchanged for the same consideration) or (B) pursuant to which the Common Stock would be converted into cash, securities or other property, in each case other than a consolidation or merger of the Company in which the holders of the Common Stock immediately prior to the consolidation or merger have, directly or indirectly, at least a majority of the total voting power of all classes of capital stock entitled to vote generally in the election of directors of the continuing or surviving corporation immediately after such consolidation or merger in substantially the same proportion as their ownership of Common Stock immediately before such transaction;

                  (iii) any person, or any persons acting together which would constitute a "group" for purposes of Section 13(d) of the Exchange Act (a "Group"), together with any Affiliates thereof, shall beneficially own (as defined in Rule 13d-3 under the Exchange Act) at least 50% of the total voting power of all classes of capital stock of the Company entitled to vote generally in the election of directors of the Company; or

                  (iv) at any time during any consecutive two-year period, individuals who at the beginning of such period constituted the Board of Directors of the Company (together with any new directors whose election by such Board of Directors or whose nomination for election by the stockholders of the Company was approved by a vote of 66 2/3% of the directors then still in office who were either directors at the beginning of such period or whose election or nomination for election was previously so approved) cease for any reason to constitute a majority of the Board of Directors of the Company then in office; or

                  (v) the Company is liquidated or dissolved or adopts a plan of liquidation or dissolution.

         (c) A "Termination of Trading" shall occur if the Common Stock (or other common stock into which the Notes are then convertible) is neither listed for trading on a U.S. national securities exchange nor approved for trading on an established automated over-the-counter trading market in the United States.

         This instrument may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

     IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed, and their respective corporate seals to be hereunto affixed and attested, all as of the day and year first above written.

                                     ACTION PERFORMANCE COMPANIES, INC.

                                     By /s/ Fred W. Wagenhals
                                       ------------------------------------
                                     Name: Fred W. Wagenhals
                                          ---------------------------------
                                     Title: Chairman of the Board, President
                                           --------------------------------
                                            and Chief Executive Officer

Attest:

/s/ Tod J. Wagenhals
------------------------------
Tod J. Wagenhals


                                     FIRST UNION NATIONAL BANK,
                                     --------------------------
                                     as Trustee

                                     By /s/ Teresa L. Davis
                                       ------------------------------------
                                     Name: Teresa L. Davis
                                          ---------------------------------
                                     Title: Vice President
                                           --------------------------------

Attest:


[Illegible Signature]
------------------------------

State of Arizona                    )
                                    )        ss.
County of Maricopa                  )
          --------------

      On the 23rd day of March, 1998, before me personally came Fred W. Wagenhals, to me known, who, being by me duly sworn, did depose and say that he is an officer of Action Performance Companies, Inc., one of the corporations described in and which executed the foregoing instrument; that he knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by authority of the Board of Directors of said corporation; and that he signed his name thereto by like authority.

           [Notary Seal]              /s/ Suzette M. Buron
                                      --------------------

State of Georgia       )
                       ) ss.
County of Fulton       )

     On the 24th day of March, 1998, before me personally came Teresa L. Davis, to me known, who, being by me duly sworn, did depose and say that she is a Vice President of First Union National Bank , a national banking association described in and which executed the foregoing instrument; that he/she knows the seal of said association; that the seal affixed to said instrument is such seal; that it was so affixed by authority of the Board of Directors of said association; and that he/she signed his/her name thereto by like authority.

           [Notary Seal]                    Brian K. Justice
                                            -------------------------

                                               BRIAN K. JUSTICE
                                     Notary Public, Gwinnett County, Georgia
                                     My Commission Expires September 11, 2000

                                    EXHIBIT A
       [FORM OF CERTIFICATE TO BE DELIVERED UPON EXCHANGE OR REGISTRATION
                              OF TRANSFER OF NOTES]

                      CERTIFICATE FOR EXCHANGE OR TRANSFER

Re 4 3/4% Convertible Subordinated Notes due 2005

      This Certificate relates to $__________  principal amount of Notes held in
**___________________   book-entry  or  **________________  definitive  form  by
____________ (the "Transferor").

The Transferor**:

[ ] has requested the Trustee by written order to deliver in exchange for its beneficial interest in a Global Note held by the Depositary a Note or Notes in definitive, registered form of authorized denominations and an aggregate principal amount equal to its beneficial interest in such Global Note (or the portion thereof indicated above); or

[ ] has requested the Trustee by written order to deliver in exchange for its Note or Notes a beneficial interest in a Global Note held by the Depositary in a principal amount equal to the aggregate principal amount of such Note or Notes; or

[ ]      has  requested the Trustee by written order to exchange or register the transfer of a Note or Notes.

         In connection with such request and in respect of each such Note, the Transferor does hereby certify to the Company and the Trustee that Transferor is familiar with the Indenture relating to the above captioned Notes and, as provided in Section 305 of such Indenture, the transfer of this Note does not require registration under the Securities Act (as defined below) because*:

[ ]      Such Note is being acquired for the Transferor's  own account,  without transfer (in satisfaction of Section 305(b)(ii)(A) or Section 305(f)(i)(A) of the Indenture).

[ ] Such Note is being transferred to a "qualified institutional buyer" (as defined in Rule 144A under the Securities Act of 1933, as amended (the "Securities Act")) in reliance on Rule 144A or pursuant to an exemption from registration in accordance with



-----------------------------------
                  **Check applicable box.

Regulation S under the Securities Act (in satisfaction of Section 305(b)(ii)(B),
Section 305(c)(i), Section 305(d)(i), Section 305(f)(i)(B), Section 305(g)(iii) or Section 305(h)(iii) of the Indenture). An opinion of counsel to the effect that such transfer does not require registration under the Securities Act accompanies this Certificate (in satisfaction of Section 305(b)(ii)(B), Section 305(c)(i), Section 305(d)(i), Section 305(f)(i)(B), Section 305(g)(iii) or
Section 305(h)(iii) of the Indenture).

    [ ]           Such Note is being  transferred  in  accordance  with Rule 144 under the  Securities  Act, or pursuant to an effective  registration  statement under the Securities Act (in satisfaction of Section 305(b)(ii)(B), Section 305(f)(i)(B) or Section 305(k)(ii) of the Indenture). If such Note is being transferred in accordance with Rule 144 under the Securities Act, an opinion of counsel to the effect that such transfer does not require registration under the Securities Act accompanies this Certificate (in satisfaction of Section 305(b)(ii)(B), Section 305(f)(i)(B) or Section 305(k)(ii) of the Indenture).

         Such Note is being transferred in reliance on and in compliance with an exemption from the registration requirements of the Securities Act, other than Rule 144A, 144 or Regulation S under the Securities Act. An opinion of counsel to the effect that such transfer does not require registration under the Securities Act accompanies this Certificate (in satisfaction of Section 305(b)(ii)(C) or Section 305(f)(i)(C) of the Indenture).

         You are entitled to rely upon this certificate and you are irrevocably authorized to produce this certificate or a copy hereof to any interested party in any administrative or legal proceeding or official inquiry with respect to the matters covered hereby.



--------------------------------------------------------------------------------
[INSERT NAME OF TRANSFEROR]

By:
Date:
                                       2